Exhibit 10.16

FIRST AMENDMENT TO UNCOMMITTED MASTER REPURCHASE AGREEMENT

THIS FIRST AMENDMENT TO UNCOMMITTED MASTER  REPURCHASE AGREEMENT (this “Amendment”), dated as of March 31, 2016, by and between JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a national banking association organized under the laws of the United States (“Buyer”) and STARWOOD PROPERTY MORTGAGE SUB-14,L.L.C. and STARWOOD PROPERTY MORTGAGE SUB-14-A, L.L.C., each a Delaware limited liability company (individually and/or collectively as the context may require, “Seller”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Master Repurchase Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, Seller and Buyer have entered into that certain Uncommitted Master Repurchase Agreement, dated as of December 10, 2015 (the “Master Repurchase Agreement”); and

WHEREAS, Seller and Buyer wish to modify certain terms and provisions of the Master Repurchase Agreement.

NOW, THEREFORE, the parties hereto agree as follows:

1.    Amendments to Master Repurchase Agreement. The Master Repurchase Agreement is hereby amended as follows:

(a)    The following definitions are hereby added, in alphabetical order, to Article 2 of the Master Repurchase Agreement:

“U.K. Facility Agreement” shall mean that certain Master Repurchase Agreement, dated as of October 1, 2013, by and between JPMorgan Chase Bank, National Association, a national banking association organized under the laws of the United States acting through its London Branch, J.P. Morgan Europe Limited and Starwood Property Mortgage Sub-11, L.L.C., a Delaware limited liability company.

“U.K. Facility Seller” shall mean Starwood Property Mortgage Sub-11, L.L.C., a Delaware limited liability company.

“U.K. Facility Transaction Documents” shall mean “Transaction Documents” as defined in the U.K. Facility Agreement.

“U.K. Facility Purchased Asset” shall mean “Purchased Asset” as defined in the U.K. Facility Agreement.

“U.K. Facility Guarantor” shall mean Starwood Property Trust, Inc., a Maryland corporation.

“U.K. Facility Pledgor” shall mean Starwood Property Mortgage, L.L.C., a Delaware limited liability company.

(b)    Article 11(w)(xi) of the Master Repurchase Agreement is hereby deleted in its entirety and replaced with the following:

“except in connection with the U.K. Facility Transaction Documents, assume or guaranty the debts of any other Person, hold itself out to be responsible for the debts of any other Person, or otherwise pledge its assets to secure the obligations of any other Person or hold out its credit or assets as being available to satisfy the obligations of any other Person or enter into any transaction with an Affiliate of Seller except on commercially reasonable terms similar to those available to unaffiliated parties in an arm’s length transaction;”

(c)    Article 12(a)(xxviii) of the Master Repurchase Agreement is hereby amended by deleting the period at the end of said Article and replacing same with: “; and” and adding the following to the Master Repurchase Agreement as Article 12(a)(xxix):

“an “Event of Default” (as defined in the U.K. Facility Agreement) occurs under the U.K. Facility Agreement or any related U.K. Facility Transaction Documents on the part of U.K. Facility Seller, U.K. Facility Guarantor, or U.K. Facility Pledgor, as the case may be, that is not cured within any applicable cure period.”

(d)    Article 12(b)(iii) of the Master Repurchase Agreement is hereby deleted in its entirety and replaced with the following:

Upon the occurrence and during the continuance of an Event of Default with respect to any Seller, Buyer may (A) immediately sell on a servicing released basis, at a public or private sale in a commercially reasonable manner and at such price or prices as Buyer may deem satisfactory any or all of the Purchased Assets and/or the U.K. Facility Purchased Asset, and/or (B) in its sole discretion elect, in lieu of selling all or a portion of such Purchased Assets and/or the U.K. Facility Purchased Asset, to give Sellers credit for such Purchased Assets and/or give U.K. Facility Seller credit for such U.K. Facility Purchased Asset in an amount equal to the Market Value of such Purchased Assets (provided that, solely for purposes of this Article 12(b)(iii)(B), Buyer’s determination of Market Value shall not take into consideration the second sentence of the definition thereof) and/or the Market Value (as defined in the U.K. Facility Agreement) of the U.K. Facility Purchased Asset against the aggregate unpaid Repurchase Price for such Purchased Assets or the U.K. Facility Purchased Asset, as applicable, and any other amounts owing by Sellers under the Transaction Documents. The proceeds of any disposition of Purchased Assets and/or the U.K. Facility Purchased Asset effected pursuant to this Article 12(b)(iii) shall be applied (without duplication of amounts applied under Article 12(b)(iii) of the U.K. Facility Agreement, (v) first, to the actual out-of-pocket costs and expenses incurred by Buyer in connection with Sellers’ default; (w) second, to actual, out-of-pocket damages incurred by Buyer in connection with Sellers’ default, (x) third, to the Repurchase Price and

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Repurchase Price of the U.K. Facility Purchased Asset; (y) fourth, to any Breakage Costs; and (z) fifth, to return any excess to Sellers.”

(e)    Article 12(b)(iv) of the Master Repurchase Agreement is hereby deleted in its entirety and replaced with the following:

“The parties recognize that it may not be possible to purchase or sell all of the Purchased Assets and/or the U.K. Facility Purchased Asset on a particular Business Day, or in a transaction with the same purchaser, or in the same manner because the market for such Purchased Assets or U.K. Facility Purchased Asset, as applicable, may not be liquid. In view of the nature of the Purchased Assets and the U.K. Facility Purchased Asset, the parties agree that liquidation of a Transaction or the Purchased Assets and/or the U.K. Facility Purchased Asset does not require a public purchase or sale and that a good faith private purchase or sale shall be deemed to have been made in a commercially reasonable manner. Accordingly, Buyer may elect, in its sole discretion, the time and manner of liquidating any Purchased Assets and/or the U.K. Facility Purchased Asset, and nothing contained herein shall (A) obligate Buyer to liquidate any Purchased Assets and/or the U.K. Facility Purchased Asset on the occurrence and during the continuance of an Event of Default or to liquidate all of the Purchased Assets and/or the U.K. Facility Purchased Asset in the same manner or on the same Business Day or (B) constitute a waiver of any right or remedy of Buyer.”

(f)    Article 12(b)(vi) of the Master Repurchase Agreement is hereby deleted in its entirety and replaced with the following:

“Buyer shall have, in addition to its rights and remedies under the Transaction Documents, all of the rights and remedies provided by applicable federal, state, foreign (where relevant), and local laws (including, without limitation, if the Transactions are recharacterized as secured financings, the rights and remedies of a secured party under the UCC of the State of New York, to the extent that the UCC is applicable, and the right to offset any mutual debt and claim), in equity, and under any other agreement between Buyer and Sellers. Without limiting the generality of the foregoing, without duplication of amounts set off under Article 12(b)(vi) of the U.K. Facility Agreement, Buyer shall be entitled to set off the proceeds of the liquidation of the Purchased Assets and/or the U.K. Facility Purchased Asset against all of each Seller’s obligations to Buyer under this Agreement, without prejudice to Buyer’s right to recover any deficiency.”

(g)    Annex I to the Master Repurchase Agreement is hereby modified by deleting all references to “Cadwalader Wickersham & Taft LLP” and substituting the following therefor:

“and

Prior to May 1, 2016:

Paul Hastings LLP

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75 East 55th Street
New York, New York 10022
Attention:	John A. Cahill, Esq.
Telephone:	(212) 318-6260
Telecopy:	(212) 230-7682

From and after to May 1, 2016:

Paul Hastings LLP
200 Park Avenue
New York, New York 10166
Attention:	John A. Cahill, Esq.
Telephone:	(212) 318-6260
Telecopy:	(212) 230-7682”

2.    Effectiveness. The effectiveness of this Amendment is subject to receipt by Buyer of the following:

(a)    Amendment. This Amendment, duly executed and delivered by Seller and Buyer and acknowledged by Guarantor; and

(b)    Fees. Payment by Seller of the actual costs and expenses, including, without limitation, the reasonable fees and expenses of counsel to Buyer, incurred by Buyer in connection with this Amendment and the transactions contemplated hereby.

3.    Continuing Effect; Reaffirmation of Guarantee Agreement. As amended by this Amendment, all terms, covenants and provisions of the Master Repurchase Agreement are ratified and confirmed and shall remain in full force and effect. In addition, all terms, covenants and provisions of the Guarantee Agreement are hereby ratified and confirmed and shall not be released, diminished, impaired, reduced or adversely affected by this Amendment, and each party indemnifying Buyer, and Guarantor hereby consents, acknowledges and agrees to the modifications set forth in this Amendment. By its joinder below, Guarantor hereby reaffirms its obligations under the Guarantee Agreement in their entirety.

4.    Binding Effect; No Partnership; Counterparts. The provisions of the Master Repurchase Agreement, as amended hereby, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between any of the parties hereto. For the purpose of facilitating the execution of this Amendment as herein provided, this Amendment may be executed simultaneously in any number of counterparts, each of which shall be deemed to be an original, and such counterparts when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment in Portable Document Format (PDF) by email or facsimile transmission shall be effective as delivery of a manually executed counterpart thereof.

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5.    Further Agreements. Seller agrees to execute and deliver such additional documents, instruments or agreements as may be reasonably requested by Buyer and as may be necessary or appropriate from time to time to effectuate the purposes of this Amendment.

6.    Governing Law. The provisions of Article 18 of the Master Repurchase Agreement are incorporated herein by reference.

7.    Headings. The headings of the sections and subsections of this Amendment are for convenience of reference only and shall not be considered a part hereof nor shall they be deemed to limit or otherwise affect any of the terms or provisions hereof.

8.    References to Transaction Documents. All references to the Master Repurchase Agreement in any Transaction Document, or in any other document executed or delivered in connection therewith shall, from and after the execution and delivery of this Amendment, be deemed a reference to the Master Repurchase Agreement as amended hereby, unless the context expressly requires otherwise.

[NO FURTHER TEXT ON THIS PAGE]

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the day first written above.

BUYER:

JPMORGAN CHASE BANK, NATIONAL
ASSOCIATION, a national banking association

By:	/s/ Shyam Dawada
Name:	Shyam Dawada
Title:	Vice President

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

Signature Page to First Amendment to Uncommitted Master Repurchase Agreement

SELLER:

STARWOOD PROPERTY MORTGAGE SUB-
14, L.L.C., a Delaware limited liability company

By:	/s/ Andrew J. Sossen
Name:	Andrew J. Sossen
Title:	Authorized Signatory

STARWOOD PROPERTY MORTGAGE SUB-
14-A, L.L.C., a Delaware limited liability company

By:	/s/ Andrew J. Sossen
Name:	Andrew J. Sossen
Title:	Authorized Signatory

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

Signature Page to First Amendment to Uncommitted Master Repurchase Agreement

JOINDER AGREED AND ACKNOWLEDGED:

GUARANTOR:

STARWOOD PROPERTY TRUST, INC., a
Maryland corporation

By:	/s/ Andrew J. Sossen
Name:	Andrew J. Sossen
Title:	Authorized Signatory

Signature Page to First Amendment to Uncommitted Master Repurchase Agreement

SECOND AMENDMENT TO UNCOMMITTED MASTER REPURCHASE AGREEMENT

SECOND AMENDMENT TO UNCOMMITTED MASTER REPURCHASE AGREEMENT

THIS SECOND AMENDMENT TO UNCOMMITTED MASTER REPURCHASE AGREEMENT (this “Amendment”), dated as of April 25, 2016, by and between JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a national banking association organized under the laws of the United States (“Buyer”) and STARWOOD PROPERTY  MORTGAGE  SUB-14,  L.L.C.  and  STARWOOD  PROPERTY  MORTGAGE SUB-14-A, L.L.C., each a Delaware limited liability company (collectively, “Original Seller”) and STARWOOD MORTGAGE FUNDING VI LLC, a Delaware limited liability company (“Funding VI Seller”; together with Original Seller, individually and/or collectively as the context may require, “Seller”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Master Repurchase Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, Original Seller and Buyer have entered into that certain Uncommitted Master Repurchase Agreement, dated as of December 10, 2015, as amended by that certain First Amendment to Uncommitted Master Repurchase Agreement, dated as of March 31, 2016 (the “Master Repurchase Agreement”);

WHEREAS, pursuant to that certain Seller Joinder Agreement, dated as of the date hereof, Funding VI Seller has become a party to the Master Repurchase Agreement, the Fee Letter and each other applicable Transaction Document as a seller thereunder; and

WHEREAS, Seller and Buyer wish to modify certain terms and provisions of the Master Repurchase Agreement.

NOW, THEREFORE, the parties hereto agree as follows:

1.    Amendments to Master Repurchase Agreement. The Master Repurchase Agreement is hereby amended as follows:

(a)    The following definitions contained in Article 2 of the Master Repurchase Agreement are hereby modified as follows:

(i)    The definition of “Depository” is hereby deleted in its entirety and replaced with the following:

““Depository” shall mean, individually or collectively, as the context may require, (i) with respect to the Sub-14 Depository Account, Wells Fargo Bank, National Association and (ii) with respect to the Funding VI Depository Account, U.S. Bank, National Association, or any successor to either such bank appointed by Buyer in its sole discretion.”

(ii)    The definition of “Depository Account” is hereby deleted in its entirety and replaced with the following:

““Depository Account” shall have the meaning specified in Article 5(b).”

(iii)    The definition of “Depository Agreement” is hereby deleted in its entirety and replaced with the following:

““Depository Agreement” shall mean, individually or collectively, as the context may require, (i) that certain Deposit Account Control Agreement (Repo Collection Account), dated as of January 8, 2016 among Buyer, Original Seller and Wells Fargo Bank, National Association, relating to the Sub-14 Depository Account and (ii) that certain Deposit Account Control Agreement (Repo Collection Account), dated as of April 25, 2016, among Buyer, Funding VI Seller and U.S. Bank, National Association relating to the Funding VI Depository Account, as such agreements may be amended, modified and/or restated from time to time, and/or any replacement agreement to such agreements.”

(iv)    The definition of “Eligible Assets” is hereby modified by deleting the paragraph immediately following clause (v) in its entirety and replacing such paragraph with the following:

“Notwithstanding anything to the contrary contained in this Agreement, the following shall not be Eligible Assets for purposes of this Agreement: (i) non-performing loans; (ii) loans that are Defaulted Assets; (iii) construction loans or land loans, (iv) any Asset, where the purchase thereof would cause the aggregate of all Repurchase Prices to exceed the Maximum Facility Amount; (v) loans for which the applicable Appraisal is (a) not dated within three hundred sixty-four (364) days of the proposed Purchase Date or (b) not ordered by a “Financial Services Institution” as defined in the Interagency Appraisal and Evaluation Guidelines, (vi) any Asset, which may not be a Purchased Asset pursuant to any Requirement of Law due to a change in any Requirement of Law that affects the legal, regulatory or capital treatment of such Purchased Asset (other than any change in a Requirement of Law which permits such Purchased Asset to remain a Purchased Asset hereunder, so long as Sellers pay to Buyer such additional amounts as required pursuant to Articles 3(h),  (i),  (k) or (l), as applicable) or (vii) any Asset, where the purchase thereof would cause the aggregate of all Repurchases Prices of CMBS Purchased Assets to exceed the CMBS Purchased Asset Capacity.”

(v)    The definition of “Knowledge” is hereby deleted in its entirety and replaced with the following:

““Knowledge” shall mean, as of any date of determination, the then-current actual (as distinguished from imputed or constructive) knowledge of (i) Cary Carpenter, Andrew J. Sossen, Rina Paniry, Mark Cagley, Leslie K. Fairbanks or Lawrence A. Brown1 (or, if following the Closing Date any such individual

1 Subject to JPM review.

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ceases to be an officer of, or in the employ of, Seller and/or Guarantor then such other individual or individuals employed in such capacity or in comparable capacity, or (ii) any asset manager of Manager or Guarantor that is responsible for the management of any applicable Purchased Asset.”

(vi)    The definition of “Maximum Facility Amount” is hereby deleted in its entirety and replaced with the following:

““Maximum Facility Amount” shall mean the Initial Facility Capacity, plus the sum of (i) the CMBS Purchased Asset Capacity and (ii) if and when the Additional Facility Capacity is made available pursuant to Article 3(dd), the Additional Facility Capacity.”

(vii)    The definition of “Pledge Agreement” is hereby deleted in its entirety and replaced with the following:

““Pledge Agreement” shall mean each Pledge Agreement, dated on or after the date hereof, made by the applicable Pledgor in favor of Buyer, pledging all of the related Seller’s Capital Stock to Buyer, in each case, as same may be amended, modified and/or restated from time to time in accordance therewith.”

(viii)    The definition of “Pledgor” is hereby amended by (A) deleting the word “and” after clause (a) thereof and replacing same with “,”; (B) deleting the period at the end of clause (b) and replacing same with “,” and (C) adding the following new clause (c) immediately after clause (b):

“(c) with respect to Starwood Mortgage Funding VI LLC, SMC.”

(ix)    The definition of “Repurchase Date” is hereby deleted in its entirety and replaced with the following:

““Repurchase Date” shall mean:

(a)    with respect to a Purchased Asset that is not a CMBS Purchased Asset, the earliest to occur of (i) any Early Repurchase Date for such Transaction; (ii) the date set forth in the applicable Confirmation; (iii) the Accelerated Repurchase Date; (iv) the Maturity Date; and (v) the date that is two (2) Business Days prior to the maturity date of such Purchased Asset (subject to extension, if applicable, in accordance with the related Purchased Asset Documents); provided, that, solely with respect to clause (v), the settlement with respect to such Repurchase Date and Purchased Asset may occur two (2) Business Days later, and

(b)    with respect to any Purchased Asset that is a CMBS Purchased Asset, the earliest to occur of: (i) any Early Repurchase Date for such Transaction; (ii) the date set forth in the applicable Confirmation; (iii) the Accelerated

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Repurchase Date; (iv) the Maturity Date; (v) for any CMBS Purchased Asset that is not a Kick-Out Loan, the one (1) year anniversary of the Purchase Date of such Purchased Asset as specified in the related Confirmation; and (vi) for any CMBS Purchased Asset that is a Kick-Out Loan, the date that is six (6) months following the date that Buyer has delivered notice to Seller that such Purchased Asset has been designated a Kick-Out Loan.”

(b)    The following definitions are hereby added, in alphabetical order, to Article 2 of the Master Repurchase Agreement:

“Buyer Securitization” shall have the meaning specified in the Fee Letter.

“Cashiering Activities”  shall have the meaning specified in Article 27(d) hereof.

“CMBS” shall mean mortgage pass-through certificates or other securities issued pursuant to a securitization of commercial real estate loans.

“CMBS Purchased Asset” shall mean any Purchased Asset that is a Senior Mortgage Loan and that is designated by Buyer and Seller as a CMBS Purchased Asset on the related Confirmation and that are eligible for a CMBS securitization.

“CMBS Purchased Asset Capacity” shall mean $200,000,000.

“Due Diligence Fee” shall have the meaning specified in the Fee Letter.

“Funding VI Depository Account” shall have the meaning specified in Article 5(b).

“Funding VI Purchased Assets” shall mean all Purchased Assets under Transactions to which Funding VI Seller is a party from time to time.

“Funding VI Seller” shall mean Starwood Mortgage Funding VI LLC, a Delaware limited liability company.

“Kick-Out Loan” shall mean any CMBS Purchased Asset not eligible for inclusion in a CMBS securitization, whether by reason of failure to satisfy legal or REMIC requirements or a Rating Agency or “B-piece” buyer determination.

“Qualified Subservicer” shall mean Northmarq, CBRE/GEMSA, Holliday Fenoglio, Jones Lang LaSalle, Grandbridge, Berkadia, Bernard Financial Corp. and NRC Group, Inc. (a/k/a Newmark).

“Securitization Window” shall have the meaning specified in the Fee Letter.

“SMC” shall mean Starwood Mortgage Capital LLC, a Delaware limited liability company.”

“Sub-14 Depository Account” shall mean the meaning specified in Article 5(b).

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“Sub-14 Seller” shall mean, individually and collectively as the context requires, Starwood Property Mortgage Sub-14, L.L.C., a Delaware limited liability company and Starwood Property Mortgage Sub-14-A, L.L.C., a Delaware limited liability company.

“Sub-14 Purchased Assets” shall mean all Purchased Assets under Transactions to which any Sub-14 Seller is a party from time to time.

(c)    Article 3(b)(iii)(H) of the Master Repurchase Agreement is hereby deleted in its entirety and replaced with the following:

“whether the Purchased Assets included in the Transaction are designated as CMBS Purchased Assets; and”

(d)    The following is hereby added to the Master Repurchase Agreement as Article 3(b)(iii)(I):

“any additional terms or conditions not inconsistent with this Agreement.”

(e)    The following is hereby added to the Master Repurchase Agreement as Article 3(b)(vi):

“To the extent applicable, Funding VI Seller shall have paid the Due Diligence Fee pursuant to the terms of Article 3(ff).”

(f)    Article 3(z) of the Master Repurchase Agreement is hereby deleted in its entirety and replaced with the following:

“(i)   If at any time Buyer determines that Margin Excess exists for a related Purchased Asset, the applicable Seller may request that an Additional Advance be made in a specified amount up to such Margin Excess for such Purchased Asset; provided that Buyer has determined in its commercially reasonable discretion that all of the following conditions have been satisfied (collectively, the “Additional Advance Conditions”): (i) no Margin Deficit equal to or greater than the Minimum Transfer Amount shall exist, no Force Majeure Event, Default or Event of Default exists or would result from such Additional Advance, and no event shall have occurred that has, or would reasonably be expected to have, a Material Adverse Effect, and (ii) Seller has satisfied the conditions and obligations with respect to entering into a new Transaction set forth in clauses (G) and (J) of Article 3(b)(iv). Provided that the Additional Advance Conditions are satisfied, Buyer shall pay to the applicable Seller the additional Purchase Price requested by such Seller with respect to such Purchased Asset up to an amount not to exceed the available Margin Excess for such Purchased Asset on such Additional Advance Date within three (3) Business Days after the applicable Seller’s request therefor. Upon funding of any such Additional Advance, the Margin Excess (if any remains) shall be recalculated taking into account such increase in Purchase

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Price. Notwithstanding the foregoing, in no event shall the amount of any Additional Advance transferred to a Seller be in an amount that would cause (a) the outstanding Purchase Price of the related Purchased Asset, after giving effect to such Additional Advance, to exceed the Maximum Purchase Price for such Purchased Asset as of the related Additional Advance Date, (b) the aggregate Repurchase Price of all Purchased Assets to exceed the Maximum Facility Amount or (c) the aggregate Repurchase Price for all CMBS Purchased Assets to exceed the CMBS Purchased Asset Capacity. In connection with any such Additional Advance, prior to the Additional Advance Date, the applicable Seller shall prepare and deliver to Buyer an amended and restated Confirmation reflecting such Additional Advance, and Buyer and the applicable Seller shall execute and deliver to each other an updated Confirmation setting forth the new outstanding Purchase Price and Advance Rate with respect to such Transaction.”

(g)    The following is hereby added to the Master Repurchase Agreement as Article 3(ff):

“The terms and provisions governing the Due Diligence Fee under Article 3(ff) are set forth in the Fee Letter, and are hereby incorporated by reference.”

(h)    Article 5(a) of the Master Repurchase Agreement is hereby deleted in its entirety and replaced with the following:

“(a)  Concurrently with the execution and delivery of this Agreement, Sellers shall establish (i) a segregated deposit account (the “Sub-14 Depository Account”) in the name of Sub-14 Seller for the benefit of Buyer at Wells Fargo Bank, National Association, as Depository and (ii) a segregated deposit account (the “Funding VI Depository Account”; together with the Sub-14 Depository Account, collectively, the “Depository Accounts”) in the name of Funding VI Seller for the benefit of Buyer at U.S. Bank, National Association, as Depository. Each Depository Account shall be subject to the applicable Depository Agreement in favor of Buyer. Buyer shall have sole dominion and control (including “control” within the meaning of the UCC (as defined in Article 6(b) below) over the Depository Accounts. The Depository Accounts shall, at all times, be subject to the Depository Agreements. All Income shall be deposited directly by the applicable servicer into the Depository Accounts in accordance with the applicable Servicer Notice. Depository shall then apply such Income in accordance with the applicable provisions of Articles 5(c) through 5(e) of this Agreement.”

(i)    Article 5(b) of the Master Repurchase Agreement is hereby deleted in its entirety and replaced with the following:

“(b) Contemporaneously with the sale to Buyer of any Sub-14 Purchased Asset, Sub-14 Seller shall cause the servicer with respect to each Sub-14 Purchased Asset to enter into a Servicer Notice with respect to such Sub-14 Purchased Asset (if the applicable servicer has not already executed and delivered a Servicer Notice) pursuant to which such servicer shall agree to pay all Income payable

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under the related Sub-14 Purchased Asset into the Sub-14 Depository Account. Contemporaneously with the sale to Buyer of any Funding VI Purchased Asset, Funding VI Seller shall cause the servicer with respect to each Funding VI Purchased Asset to enter into a Servicer Notice with respect to such Funding VI Purchased Asset (if the applicable servicer has not already executed and delivered a Servicer Notice) pursuant to which such servicer shall agree to pay all Income payable under the related Funding VI Purchased Asset into the Funding VI Depository Account. If a servicer or borrower with respect to any Purchased Asset forwards any Income with respect to such Purchased Asset to any Seller or any Affiliate of such Seller rather than directly into the applicable Depository Account, such Seller shall, or shall cause such Affiliate to, deposit in the applicable Depository Account any such amounts within one (1) Business Day of such Seller’s (or its Affiliate’s) receipt thereof.”

(j)    Article 5(c) of the Master Repurchase Agreement is hereby amended by (i) deleting the first (1st) through fourth (4th) lines thereof and replacing the same with:

“(c) So long as no Event of Default shall have occurred and be continuing, all Income or other amounts received by each Depository in respect of any Sub-14 Purchased Asset or Funding VI Purchased Asset, as applicable (other than Principal Proceeds) during each Collection Period shall be applied by each Depository on the related Remittance Date in the following order of priority:”

and (ii) adding the following sentence at the end of such Article:

“Notwithstanding the foregoing, it is acknowledged and agreed that, so long as amounts on deposit in each Depository Account are sufficient to satisfy such obligations, amounts on deposit in the Sub-14 Depository Account shall only be applied to pay Price Differential and other amounts due to Buyer with respect to Sub-14 Purchased Assets and amounts on deposit in the Funding VI Depository Account shall only be applied to pay Price Differential and other amounts due to Buyer with respect to Funding VI Purchased Assets and surplus amounts, if any, available from the Sub-14 Depository Account shall be remitted to Sub-14 Seller and surplus amounts, if any, available from the Funding VI Depository Account shall be remitted to Funding VI Seller.”

(k)    Article 5(d) of the Master Repurchase Agreement is hereby amended by deleting the first (1st) through seventh (7th) lines thereof and replacing same with:

“So long as no Event of Default shall have occurred and be continuing, (i) any scheduled payment of Principal Proceeds shall be applied by each Depository on the related Remittance Date, and (ii) any unscheduled prepayment in full of Principal Proceeds or prepayment in part of Principal Proceeds in an amount equal to or greater than $1,000,000 shall be applied by each Depository on the second Business Day following written request by Buyer or written request by Sub-14 Seller or Funding VI Seller, as applicable (and countersigned by Buyer)

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following receipt of such Principal Proceeds, in each case, in the following order of priority:”

(l)    Article 5(e) of the Master Repurchase Agreement is hereby amended by deleting the first (1st) through fifth (5th) lines thereof and replacing same with:

“(e) If an Event of Default shall have occurred and be continuing, all Income (including, without limitation, any Principal Proceeds or any other amounts received, without regard to their source) or any other amounts received by each Depository in respect of a Purchased Asset shall be applied by each Depository on the Business Day next following the Business Day on which such funds are deposited in each Depository Account in the following order of priority:”

(m)    Article 9(b)(x)(F) of the Master Repurchase Agreement is hereby deleted in its entirety and replaced with:

“(F) Upon execution and delivery of the Depository Agreement relating to the Sub-14 Depository Account, Buyer shall have a legal, valid and enforceable first priority security interest in all right, title and interest of Sub-14 Seller in the Sub- 14 Depository Account and all funds credited thereto. Upon execution and delivery of the Depository Agreement relating to the Funding VI Depository Account, Buyer shall have a legal, valid and enforceable first priority security interest in all right, title and interest of Funding VI Seller in the Funding VI Depository Account and all funds credited thereto.”

(n)    The following is hereby added to the Master Repurchase Agreement as Article 11(ff):

“(ff) If the aggregate outstanding Purchase Price of all CMBS Purchased Assets as of any date of determination exceeds the CMBS Purchased Asset Capacity, Sellers shall immediately pay to Buyer an amount necessary to reduce such aggregate outstanding Purchase Price for such Purchased Assets to an amount equal to or less than the CMBS Purchased Asset Capacity.”

(o)    Article 27(d) of the Master Repurchase Agreement is hereby amended by adding the following at the end of said Article:

“(d) Notwithstanding the foregoing but subject to Article 27(c), Sellers shall not be required to obtain Buyer’s approval with respect to the employment by any Seller or Primary Servicer or Interim Servicer, as applicable, of any sub-servicer (i) that is not responsible for the collection of any Income, escrow or reserve payments or the maintaining of any escrow or reserve accounts with respect to any Purchased Assets (collectively, “Cashiering Activities”) or (ii) that is responsible for Cashiering Activities provided that such subservicer is a Qualified Subservicer and Sellers shall not be required to cause any such subservicer with respect to which Buyer’s approval is not required to execute a Servicer Notice.”

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(p)    Annex I to the Master Repurchase Agreement is hereby modified by (i) deleting all references to “Cadwalader Wickersham & Taft LLP” and substituting the following therefor:

“and

Prior to May 1, 2016:

Paul Hastings LLP 75 East 55th Street

New York, New York 10022

Attention:        John A. Cahill, Esq.

Telephone:      (212) 318-6260

Telecopy:        (212) 230-7682

From and after May 1, 2016:

Paul Hastings LLP 200 Park Avenue

New York, New York 10166

Attention:        John A. Cahill, Esq.

Telephone:       (212) 318-6260

Telecopy:         (212) 230-7682”

and (ii) adding the following after the initial notice address of Sellers:

Starwood Property Mortgage Sub-14, L.L.C.

Starwood Property Mortgage Sub-14-A, L.L.C.

Starwood Mortgage Funding VI LLC

c/o Starwood Mortgage Capital

1601 Washington Avenue, Suite 800

Miami Beach, FL 33139

Attention: Leslie K. Fairbanks

Telephone: (305) 695-5502

Fax: (305) 695-5539

Email: lfairbanks@starwood.com

(q)    Exhibit I to the Master Repurchase Agreement is hereby deleted in its entirety and replaced with Exhibit A attached hereto.

(r)    Exhibit II to the Master Repurchase Agreement is hereby deleted in its entirety and replaced with Exhibit B attached hereto.

2.    Effectiveness. The effectiveness of this Amendment is subject to receipt by Buyer of the following:

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(a)    Amendment. This Amendment, duly executed and delivered by Seller and Buyer and acknowledged by Guarantor;

(b)    Amendment to Fee Letter. The First Amendment to Fee Letter, dated as of  the date hereof (the “Fee Letter Amendment”), by and between Buyer and Seller.

(c)    Pledge Agreement. The Pledge Agreement, dated as of the date hereof, made by SMC Pledgor in favor of Buyer.

(d)    Responsible Officer Certificate. A signed certificate from a Responsible Officer of Seller certifying: (i) that no amendments have been made to the organizational documents of Seller, Pledgor and Guarantor since December 10, 2015, unless otherwise stated therein; and (b) the authority of Seller, SMC and Guarantor to execute and deliver this Amendment and the other Transaction Documents, as applicable, to be executed and delivered in connection with this Amendment.

(e)    Good Standing. Certificates of existence and good standing and/or qualification to engage in business for the Seller, Pledgor and Guarantor.

(f)    Legal Opinion. Opinions of outside counsel to Seller reasonably acceptable to Buyer as to such matters as Buyer may reasonably request, provided that no additional bankruptcy safe harbor opinion shall be required for purposes of this Amendment.

(g)    Fees. Payment by Seller of the actual costs and expenses, including, without limitation, the reasonable fees and expenses of counsel to Buyer, incurred by Buyer in connection with this Amendment and the transactions contemplated hereby.

3.    Continuing Effect; Reaffirmation of Guarantee Agreement. As amended by this Amendment, all terms, covenants and provisions of the Master Repurchase Agreement are ratified and confirmed and shall remain in full force and effect. In addition, all terms, covenants and provisions of the Guarantee Agreement are hereby ratified and confirmed and shall not be released, diminished, impaired, reduced or adversely affected by this Amendment, and each party indemnifying Buyer, and Guarantor hereby consents, acknowledges and agrees to the modifications set forth in this Amendment. By its execution hereof, Guarantor hereby reaffirms its obligations under the Guarantee Agreement.

4.    Binding Effect; No Partnership; Counterparts. The provisions of the Master Repurchase Agreement, as amended hereby, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between any of the parties hereto. For the purpose of facilitating the execution of this Amendment as herein provided, this Amendment may be executed simultaneously in any number of counterparts, each of which shall be deemed to be an original, and such counterparts when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment in Portable Document Format (PDF) by email or facsimile transmission shall be effective as delivery of a manually executed counterpart thereof.

10

5.    Further Agreements. Seller agrees to execute and deliver such additional documents, instruments or agreements as may be reasonably requested by Buyer and as may be necessary or appropriate from time to time to effectuate the purposes of this Amendment.

6.    Governing Law. The provisions of Article 18 of the Master Repurchase Agreement are incorporated herein by reference.

7.    Headings. The headings of the sections and subsections of this Amendment are for convenience of reference only and shall not be considered a part hereof nor shall they be deemed to limit or otherwise affect any of the terms or provisions hereof.

8.    References to Transaction Documents. All references to the Master Repurchase Agreement in any Transaction Document, or in any other document executed or delivered in connection therewith shall, from and after the execution and delivery of this Amendment, be deemed a reference to the Master Repurchase Agreement as amended hereby, unless the context expressly requires otherwise.

[NO FURTHER TEXT ON THIS PAGE]

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the day first written above.

BUYER:

JPMORGAN CHASE BANK, NATIONAL
ASSOCIATION, a national banking association

By:	/s/ Thomas N. Cassino
Name:	Thomas N. Cassino
Title:	Executive Director

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

Signature Page to Second Amendment to Uncommitted Master Repurchase Agreement

SELLERS:

STARWOOD PROPERTY MORTGAGE SUB-
14, L.L.C., a Delaware limited liability company

By:	/s/ Andrew J. Sossen
Name:	Andrew J. Sossen
Title:	Authorized Signatory

STARWOOD PROPERTY MORTGAGE SUB-
14-A, L.L.C., a Delaware limited liability company

By:	/s/ Andrew J. Sossen
Name:	Andrew J. Sossen
Title:	Authorized Signatory

STARWOOD MORTGAGE FUNDING VI
LLC, a Delaware limited liability company

By:	/s/ Leslie K. Fairbanks
Name:	Leslie K. Fairbanks
Title:	Executive Vice President

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

Signature Page to Second Amendment to Uncommitted Master Repurchase Agreement

AGREED AND ACKNOWLEDGED:

GUARANTOR:

STARWOOD PROPERTY TRUST, INC., a
Maryland corporation

By:	/s/ Andrew J. Sossen
Name:	Andrew J. Sossen
Title:	Authorized Signatory

Signature Page to Second Amendment to Uncommitted Master Repurchase Agreement

EXHIBIT A

(Attached)

EXHIBIT I

CONFIRMATION STATEMENT

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION

Ladies and Gentlemen:

Seller is pleased to deliver our written CONFIRMATION of our agreement to enter into the Transaction pursuant to which JPMorgan Chase Bank, National Association shall purchase from us the Purchased Assets identified on the attached Schedule 1 pursuant to the Uncommitted Master Repurchase Agreement, dated as of December 10, 2015 (as amended, the “Agreement”), between JPMORGAN CHASE BANK, NATIONAL ASSOCIATION (“Buyer”) and STARWOOD PROPERTY MORTGAGE SUB-14, L.L.C. [(“Seller”)], STARWOOD PROPERTY MORTGAGE SUB-14-A, L.L.C. [(“Seller”)] and Starwood Mortgage Funding VI LLC [(“Seller”)] on the following terms. Capitalized terms used herein without definition have the meanings given in the Agreement.

Purchase Date:	[ ] [ ], 201[ ]
Purchased Assets:	[Name]: As identified on attached Schedule 1
Aggregate Principal Amount of
Purchased Assets:	$[ ]
Repurchase Date:
CMBS Purchased Asset:	[Yes/No]
Purchase Price:	$[ ]
Maximum Purchase Price:	$[ ]
Market Value[2]:	$[ ]
Pricing Rate:	one month LIBOR plus %
Requested Advance Rate:
Maximum Advance Rate:
Existing Mezzanine Debt:	[Yes/No]
Total Future Funding
Obligations of Seller:	$[ ]
Future Funding Amount:	$[ ] [the funding of which by Buyer shall be subject to the terms and conditions of Article 3(c) of the Agreement.]
Governing Agreements:	As identified on attached Schedule 1
Type of Funding:	[Table/Non-table]

2  As of the Purchase Date only.

Wiring Instructions:
Primary Servicer:
Name and address for communications:	Buyer:	JPMorgan Chase Bank, National Association 383 Madison Avenue
New York, New York 10179
Attention: Ms. Nancy S. Alto
Telephone: (212) 834-3038
Telecopy: (917) 546-2564

With a	JPMorgan Chase Bank, National Association
copy to:	383 Madison Avenue
New York, New York 10179
Attention: Mr. Thomas Nicholas Cassino
Telephone: (212) 834-5158
Telecopy: (212) 834-6029
Seller:	[STARWOOD PROPERTY MORTGAGE SUB-14, L.L.C.]
[STARWOOD PROPERTY MORTGAGE SUB- 14-A, L.L.C.]
[STARWOOD MORTGAGE FUNDING VI LLC]

c/o Starwood Property Trust, Inc.
591 West Putnam Avenue
Greenwich, Connecticut
Attention: General Counsel
Telephone: (203) 422-8191
Telecopy: (203) 422-8192

and

c/o Starwood Mortgage Capital
1601 Washington Avenue, Suite 800
Miami Beach, FL 33139
Attention: Leslie K. Fairbanks
Telephone: (305) 695-5502
Fax: (305) 695-5539
Email: lfairbanks@starwood.com

With	Sidley Austin LLP
copies	787 Seventh Avenue
to:	New York, New York
Attention: Robert L. Boyd
Telephone: (212) 839-7352
Telecopy: (212) 839-5599

[STARWOOD PROPERTY MORTGAGE SUB-14, L.L.C.]

[STARWOOD PROPERTY MORTGAGE SUB-14-A, L.L.C.]

[STARWOOD MORTGAGE FUNDING VI LLC]

By:
Name:
Title:

AGREED AND ACKNOWLEDGED:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

Schedule 1 to Confirmation Statement

Purchased Assets:

Aggregate Principal Amount:

EXHIBIT B

(Attached)

EXHIBIT II

AUTHORIZED REPRESENTATIVES OF SELLERS

STARWOOD PROPERTY MORTGAGE SUB-14, L.L.C.

STARWOOD PROPERTY MORTGAGE SUB-14-A, L.L.C.

Name	Specimen Signature
Barry S. Sternlicht
Andrew J. Sossen	/s/ Andrew J. Sossen
Rina Paniry	/s/ Rina Paniry
Vincent Kallaher	/s/ Vincent Kallaher
Jeffrey DiModica	/s/ Jeffrey DiModica

STARWOOD MORTGAGE FUNDING VI LLC

Name	Specimen Signature
Lawrence A. Brown
Leslie K. Fairbanks
Jeremy Beard	/s/ Jeremy Beard
Grace Y. Chiang	/s/ Grace Y. Chiang
Jerry Hirschkorn

Exhibit II

THIRD AMENDMENT TO UNCOMMITTED MASTER REPURCHASE AGREEMENT AND AMENDMENT OF FEE LETTER

THIRD AMENDMENT TO UNCOMMITTED MASTER REPURCHASE AGREEMENT AND AMENDMENT OF FEE LETTER

THIS THIRD AMENDMENT TO UNCOMMITTED MASTER  REPURCHASE AGREEMENT (this “Amendment”), dated as of April 20, 2018, by and between JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a national banking association organized under the laws of the United States (“Buyer”) and STARWOOD PROPERTY MORTGAGE SUB-14, L.L.C.   and STARWOOD PROPERTY MORTGAGE SUB-14-A, L.L.C., each a Delaware limited liability company (collectively, “Original Seller”) and STARWOOD MORTGAGE FUNDING VI LLC, a Delaware limited liability company (“Funding VI Seller”), and SPT CA FUNDINGS 2, LLC, a Delaware limited liability company (“SPT CA Seller”; together with Original Seller and Funding VI Seller, individually and/or collectively as the context may require, “Seller”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Master Repurchase Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, Original Seller and Buyer have entered into that certain Uncommitted Master Repurchase Agreement, dated as of December 10, 2015, as amended by that certain First Amendment to Uncommitted Master Repurchase Agreement, dated as of March 31, 2016, and that certain Second Amendment to Uncommitted Master Repurchase Agreement, dated as of April 25, 2016 (the “Master Repurchase Agreement”); and

WHEREAS, Seller and Buyer wish to modify certain terms and provisions of the Master Repurchase Agreement.

NOW, THEREFORE, the parties hereto agree as follows:

1.    Amendments to Master Repurchase Agreement. The Master Repurchase Agreement is hereby amended as follows:

(a)  The definition of “Senior Pari Passu Interest” in Article 2 of the Master Repurchase Agreement is hereby deleted in its entirety and replaced with the following:

“Senior Pari Passu Interest” shall mean an A-Note in an A/B structure or a pari passu structure or a pari passu participation interest (including any Starwood Pari Passu Participation Interest), in each case, representing one pari passu portion of the most senior interests in a performing Senior Mortgage Loan that is evidenced by an A-Note or a Participation Certificate, respectively.

(b)  The following definitions are hereby added, in alphabetical order, to Article 2 of the Master Repurchase Agreement:

“Companion Interest” shall mean, with respect to any pari passu participation interest in a performing Senior Mortgage Loan, the other pari passu participation interest(s) in such Senior Mortgage Loan.

“Future Advance Pari Passu Particpation Interest” shall have the meaning specified in Article 3(hh).

“SPP Mortgage Loan Maximum Purchase Price” shall mean, with respect to any Starwood Pari Passu Mortgage Loan, the Maximum Purchase Price for such Starwood Pari Passu Mortgage Loan assuming that the entire principal balance of such loan (including the principal balance of all Starwood Pari Passu Participation Interests and related Companion Interests in such Starwood Pari Passu Mortgage Loan) were a Purchased Asset hereunder. The “SPP Mortgage Loan Maximum Purchase Price” for any Starwood Pari Passu Mortgage Loan shall be set forth in the Confirmation for the related Starwood Pari Passu Participation Interest.

“SPP Additional Advance” shall have the meaning specified in Article 3(gg).

“SPP Additional Advance Conditions” shall have the meaning specified in Article 3(gg).

“SPP Maximum Purchase Price Increase” shall have the meaning specified in Article 3(gg).

“Starwood Pari Passu Conversion” shall mean the amendment and modification of a Purchased Asset to create a Starwood Pari Passu Participation Interest and one or more Companion Interests for the related Starwood Pari Passu Mortgage Loan pursuant to a Starwood Pari Passu Participation Agreement and upon terms acceptable to Buyer in its sole good faith discretion.

“Starwood Pari Passu Mortgage Loan” shall mean a performing Senior Mortgage Loan a portion of which is a Starwood Pari Passu Participation Interest.

“Starwood Pari Passu Participation Agreement” shall mean the participation agreement governing the respective rights and obligations of the holders of any Starwood Pari Passu Participation Interest and the Companion Interest(s) related thereto, as same may be amended, modified and/or restated from time to time in accordance with the terms hereof.

“Starwood Pari Passu Participation Interest” shall mean a pari passu participation interest, representing one pari passu portion of the most senior interests in a performing Senior Mortgage Loan, (a) which participation interest entitles the holder of such participation interest to control servicing and other decisions with respect to the related Senior Mortgage Loan pursuant to the related participation agreement and (b) with respect to which the related Companion Interest(s) in such Senior Mortgage Loan (i) are held by Guarantor or a Subsidiary of Guarantor, (ii) do not entitle the holder of such Companion Interests to control servicing and other decisions with respect to such Senior Mortgage Loan and (iii) have not been pledged as security for any secured credit facility (including any repurchase facility) of Guarantor or any Subsidiary of Guarantor and (c)

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with respect to which any Future Advance Pari Passu Particpation Interests shall be transferred to Buyer and remain subject to a Transaction in accordance with the terms and provisions hereof.

“Starwood Pari Passu Purchased Asset” shall mean a Purchased Asset that is a Starwood Pari Passu Participation Interest.

“Starwood Pari Passu Reallocation” shall mean a reallocation of the principal balance of a Starwood Pari Passu Mortgage Loan between the Starwood Pari Passu Participation Interest and the Companion Interests for such Starwood Pari Passu Mortgage Loan, and the terms of such reallocation shall be acceptable to Buyer in its sole good faith discretion.

“Third Amendment” shall mean that certain Third Amendment to Uncommitted Master Repurchase Agreement, dated as of April 20, 2018, among Sellers and Buyer.

(c)   Article 3(b)(iii) of the Master Repurchase Agreement is hereby amended by

(i) deleting the word “and” at the end of clause (G) thereof; (ii) deleting the period at the end of clause (H) thereof and replacing same with: “; and”; and (iii) adding the following new clause (I) immediately after clause (H) thereof:

“(I) if such Purchased Asset is a Starwood Pari Passu Purchased Asset, the principal balances of each related Companion Interest and the related Starwood Pari Passu Mortgage Loan and the SPP Mortgage Loan Maximum Purchase Price.”

(d)   The following are hereby added to the Master Repurchase Agreement as Articles 3(gg) and 3(hh):

“(gg) Upon no less than three (3) Business Days’ prior written notice to Buyer, Seller may effectuate Starwood Pari Passu Reallocations with respect to Starwood Pari Passu Purchased Assets from time to time; provided that in no event shall Seller consummate more than two (2) Starwood Pari Passu Reallocations (it being acknowledged that Starwood Pari Passu Reallocations effectuated with respect to two (2) or more Starwood Pari Passu Purchased Assets on or about the same date shall be considered one transaction for purposes of the foregoing limitation) in any calendar month. If a Starwood Pari Passu Reallocation for any Starwood Pari Passu Purchased Asset results in an increase in the principal balance of such Starwood Pari Passu Purchased Asset, the applicable Seller may request that Buyer (i) increase the Maximum Purchase Price for such Starwood Pari Passu Purchased Asset to reflect such principal increase (a “SPP Maximum Purchase Price Increase”) (but in no event shall such Starwood Pari Passu Maximum Purchase Price Increase cause such Maximum Purchase Price to exceed the SPP Mortgage Loan Maximum Purchase Price for the related Starwood Pari Passu Mortgage Loan) and (ii) make an Additional Advance (an “SPP Additional Advance”) in a specified amount up to the Margin Excess for such Starwood Pari Passu Purchased Asset after giving effect to such Starwood Pari Passu Maximum

3

Purchase Price Increase. Any such SPP Additional Advance shall be subject to Buyer’s determination, in its commercially sole good faith discretion, that all of the following conditions have been satisfied (collectively, the “SPP Additional Advance Conditions”):

(i)   the applicable Seller shall have given Buyer not less than three (3) Business Days’ prior written notice of the applicable Starwood Pari Passu Reallocation which notice shall include the then outstanding principal balance of the related Starwood Pari Passu Mortgage Loan, and the respective principal balances of the applicable Starwood Pari Passu Participation Interest and Companion Interests both before and after giving effect to such Starwood Pari Passu Reallocation, and the terms of same shall be acceptable to Buyer in its sole good faith discretion;

(ii)  the applicable Seller shall have delivered to Buyer copies of all amendments or modifications of the related Starwood Pari Passu Participation Agreement entered into in connection with the applicable Starwood Pari Passu Reallocation, which amendments and modifications shall be in form and substance acceptable to Buyer in its sole good faith discretion;

(iii) no Margin Deficit equal to or greater than the Minimum Transfer Amount shall exist, no Force Majeure Event, Default or Event of Default exists or would result from such SPP Additional Advance, and no event shall have occurred that has, or would reasonably be expected to have, a Material Adverse Effect; and

(iv) the Seller has satisfied the conditions and obligations with respect to entering into a new Transaction set forth in clauses (G) and (J) of Article 3(b)(iv).

Provided that the SPP Additional Advance Conditions are satisfied, Buyer shall pay to the applicable Seller the additional Purchase Price requested by such Seller with respect to such Purchased Asset up to an amount not to exceed the available Margin Excess for such Starwood Pari Passu Purchased Asset within three (3) Business Days after the applicable Seller’s request therefor. Upon the funding of any such SPP Additional Advance, the Margin Excess (if any remains) shall be recalculated taking into account such increase in Purchase Price. Notwithstanding the foregoing, in no event shall the amount of any SPP Additional Advance transferred to a Seller be in an amount that would cause (A) the outstanding Purchase Price of the related Starwood Pari Passu Purchased Asset, after giving effect to such SPP Additional Advance, to exceed the Maximum Purchase Price for such Starwood Pari Passu Purchased Asset as of the date of such SPP Additional Advance after giving effect to the applicable SPP Maximum Purchase Price Increase or (B) the aggregate Repurchase Price of all Purchased Assets to exceed the Maximum Facility Amount. In connection with any such SPP Additional Advance, prior to the date of such SPP Additional Advance, the applicable Seller shall prepare and deliver to Buyer an amended and restated Confirmation reflecting the applicable Starwood Pari Passu Maximum Purchase Price Increase and such SPP

4

Additional Advance, and Buyer and the applicable Seller shall execute and deliver to each other an updated Confirmation setting forth: (v) the new outstanding Purchase Price and Advance Rate with respect to such Transaction, (w) the then outstanding principal balance of the related Starwood Pari Passu Mortgage Loan, (x) the adjusted principal balances of the Starwood Pari Passu Purchased Asset and Companion Interests after giving effect to the applicable Starwood Pari Passu Reallocation, (y) the SPP Mortgage Loan Maximum Purchase Price and (z) any other revised terms for such Transaction.

If a Starwood Pari Passu Reallocation for any Starwood Pari Passu Purchased Asset results in a decrease in the principal balance of such Starwood Pari Passu Purchased Asset, prior to the date of such Starwood Pari Passu Reallocation, the applicable Seller shall prepare and deliver to Buyer an amended and restated Confirmation setting forth: (v) the new outstanding Purchase Price and Advance Rate with respect to such Transaction, (w) the then outstanding principal balance of the related Starwood Pari Passu Mortgage Loan, (x) the adjusted principal balances of the Starwood Pari Passu Purchased Asset and Companion Interests after giving effect to the applicable Starwood Pari Passu Reallocation, (y) the SPP Mortgage Loan Maximum Purchase Price and (z) any other revised terms for such Transaction. In addition to the foregoing, if any such decrease results in a Margin Deficit for such Purchased Asset, the applicable Seller shall pay to Buyer the amount of such Margin Deficit on or prior to the effective date of such Starwood Pari Passu Reallocation, notwithstanding anything contained to the contrary in Article 4(a).

(hh) Seller may effectuate Starwood Pari Passu Conversions with respect to Purchased Assets from time to time; provided that in no event shall Seller consummate more than two (2) Starwood Pari Passu Conversions in any calendar month. Any such Starwood Pari Passu Conversion and any SPP Additional Advance requested by Seller in connection therewith shall be subject to Buyer’s determination, in its sole good faith discretion, that all of the following conditions have been satisfied (collectively, the “SPP Pari Passu Conversion Conditions”):

(i)   the applicable Seller shall have given Buyer not less than three (3) Business Days’ prior written notice of the applicable Starwood Pari Passu Conversion which notice shall include the then outstanding principal balance of the related Starwood Pari Passu Mortgage Loan, and the proposed principal balances of the applicable Starwood Pari Passu Participation Interest and Companion Interests after giving effect to such Starwood Pari Passu Conversion, and the terms of same shall be acceptable to Buyer in its sole good faith discretion;

(ii)   the applicable Seller shall have delivered to Buyer copies of the related Starwood Pari Passu Participation Agreement entered into in connection with the applicable Starwood Pari Passu Conversion, which Starwood Pari Passu Participation Agreement shall be substantially in the form attached as Exhibit II to

5

the Third Amendment and with such changes as may be acceptable to Buyer in its sole good faith discretion;

(iii)   no Margin Deficit equal to or greater than the Minimum Transfer Amount shall exist, no Force Majeure Event, Default or Event of Default exists or would result from any such SPP Additional Advance, and no event shall have occurred that has, or would reasonably be expected to have, a Material Adverse Effect;

(iv)   the Seller has satisfied the conditions and obligations with respect to entering into a new Transaction set forth in clauses (G) and (J) of Article 3(b)(iv);

(v)    if the related Starwood Pari Passu Mortgage Loan contains one or more participation interests with obligations to make future advances (each, a “Future Advance Pari Passu Participation Interest”), such Future Advance Pari Passu Participation Interests shall be transferred to Buyer in accordance with the terms and provisions hereof; and and

(vi)   the related Mortgage Note shall have been delivered to Buyer or to the Custodian, and if the related Starwood Pari Passu Participation Interest has been certificated, Seller has delivered to Buyer or the Custodian the original participation certificate evidencing such Starwood Pari Passu Participation Interest. To the extent additional documents are delivered to Custodian relating to such Starwood Pari Passu Participation Interest, Buyer shall have received an Asset Schedule and Exception Report (as defined in the Custodial Agreement) duly completed and with exceptions acceptable to Buyer in its sole discretion in respect of the Starwood Pari Passu Participation Interest.

In connection with any such SPP Pari Passu Conversion, prior to the Purchase Date of the related Starwood Pari Passu Purchased Asset, the applicable Seller shall prepare and deliver to Buyer an amended and restated Confirmation setting forth: (v) the new outstanding Purchase Price and Advance Rate with respect to such Transaction, (w) the then outstanding principal balance of the related Starwood Pari Passu Mortgage Loan, (x) the principal balances of the Starwood Pari Passu Purchased Asset and Companion Interests after giving effect to the applicable Starwood Pari Passu Conversion, (y) the SPP Mortgage Loan Maximum Purchase Price and (z) any other revised terms for such Transaction.

If a Starwood Pari Passu Conversion (and any associated reduction in the principal balance of related Starwood Pari Passu Purchased Asset from the principal balance of the Purchased Asset prior to such Starwood Pari Passu Conversion) results in a Margin Deficit for such Starwood Pari Passu Purchased Asset, the applicable Seller shall pay to Buyer the amount of such Margin Deficit on or prior to the effective date of such

6

Starwood Pari Passu Conversion, notwithstanding anything contained to the contrary in Article 4(a).

In no event shall there be more than three (3) Transactions involving Starwood Pari Passu Purchased Assets outstanding under this Agreement at any time. In addition,  at all times, there shall be at least as many Purchased Assets subject to Transactions under this Agreement that are not Starwood Pari Passu Purchased Assets as there are Transactions involving Starwood Pari Passu Purchased Assets then outstanding under this Agreement (i.e., if as of any date there are three (3) Transactions involving Starwood Pari Passu Purchased Assets outstanding under this Agreement, there must also be at least three (3) Transactions involving Purchased Assets that are not Starwood Pari Passu Purchased Assets outstanding under this Agreement as of such date).

In the event any Starwood Pari Passu Purchased Asset shall fail to satisfy the parameters of a “Starwood Pari Passu Participation Interest” as set forth in the definition thereof, such Starwood Pari Passu Purchased Asset shall not be an Eligible Asset, and Seller shall repurchase such Starwood Pari Passu Purchased Asset in the manner provided in Article 12(c) hereof.

If Buyer shall fail to approve any proposed Starwood Pari Passu Conversion or any proposed Starwood Pari Passu Reallocation within three (3) Business Days after the applicable Seller’s request therefor delivered together with a draft of the related Starwood Pari Passu Participation Agreement or amendment of the related Starwood Pari Passu Participation Agreement to be entered into in connection with the applicable Starwood Pari Passu Conversion or Starwood Pari Passu Reallocation, respectively, Sellers shall have the right to repurchase the affected Purchased Loan in accordance with the provisions of Article 3(f) hereof (other than the required notice to Buyer thereunder), without payment of any Exit Fee.”

(e)   Exhibit I to the Master Repurchase Agreement is hereby deleted in its entirety and replaced with Exhibit I attached hereto.

(f)   Article 7(f) of the Master Repurchase Agreement is hereby modified by adding the following immediately after the first (1st) sentence thereof:

“Sellers shall not, and shall not permit any holder of a Companion Interest, to enter into or consent to any amendment, modification, waiver or termination of any Starwood Pari Passu Participation Agreement without the prior written consent of Buyer, such consent to be granted or denied in Buyer’s sole good faith discretion.”

(g)   Article 10 of the Master Repurchase Agreement is hereby modified by (i) deleting the word “or” at the end of Article 10(i); (ii) deleting the “.” at the end of Article 10(j) and replacing the same with the phrase “; or” and (iii) inserting the following as Article 10(k):

“(k)   consent or assent to any amendment, modification, waiver or termination of any Starwood Pari Passu Participation Agreement, without the prior written

7

consent of Buyer, such consent to be granted or denied in Buyer’s sole good faith discretion.”.

2.    Amendments to Fee Letter. The definition of “Exit Fee” in Article 1 of the Fee Letter is hereby amended by (i) deleting the word “or” at the end of clause (e) thereof; (ii) deleting the period at the end of clause (f) thereof and replacing same with: “; or”; and (iii) inserting the following clause (g) immediately after clause (f):

“(g) such repurchase occurs in connection with Buyer’s failure to approve a proposed Starwood Paris Passu Conversion under Article 3(hh) of the Repurchase Agreement.”

3.    Buyer’s Costs. Seller shall be required to pay the actual costs and expenses, including, without limitation, the reasonable fees and expenses of counsel to Buyer, incurred by Buyer in connection with this Amendment and the transactions contemplated hereby.

4.    Continuing Effect; Reaffirmation of Guarantee Agreement. As amended by this Amendment, all terms, covenants and provisions of the Master Repurchase Agreement and Fee Letter are ratified and confirmed and shall remain in full force and effect. In addition, all terms, covenants and provisions of the Guarantee Agreement are hereby ratified and confirmed and shall not be released, diminished, impaired, reduced or adversely affected by this Amendment, and each party indemnifying Buyer, and Guarantor hereby consents, acknowledges and agrees to the modifications set forth in this Amendment. By its execution hereof, Guarantor hereby reaffirms its obligations under the Guarantee Agreement.

5.    Binding Effect; No Partnership; Counterparts. The provisions of the Master Repurchase Agreement and the Fee Letter, as amended hereby, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between any of the parties hereto. For the purpose of facilitating the execution of this Amendment as herein provided, this Amendment may be executed simultaneously in any number of counterparts, each of which shall be deemed to be an original, and such counterparts when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment in Portable Document Format (PDF) by email or facsimile transmission shall be effective as delivery of a manually executed counterpart thereof.

6.    Further Agreements. Seller agrees to execute and deliver such additional documents, instruments or agreements as may be reasonably requested by Buyer and as may be necessary or appropriate from time to time to effectuate the purposes of this Amendment.

8

7.    Governing Law. The provisions of Article 18 of the Master Repurchase Agreement are incorporated herein by reference.

8.    Headings. The headings of the sections and subsections of this Amendment are for convenience of reference only and shall not be considered a part hereof nor shall they be deemed to limit or otherwise affect any of the terms or provisions hereof.

9.    References to Transaction Documents. All references to the Master Repurchase Agreement or the Fee Letter in any Transaction Document, or in any other document executed or delivered in connection therewith shall, from and after the execution and delivery of this Amendment, be deemed a reference to the Master Repurchase Agreement or Fee Letter, as amended hereby, unless the context expressly requires otherwise.

[NO FURTHER TEXT ON THIS PAGE]

9

IN WITNESS WHEREOF, the  parties have executed  this Amendment as of the day first written above.

BUYER:

JPMORGAN CHASE BANK, NATIONAL
ASSOCIATION, a national banking association

By:	/s/ Anthony Shaskus
Name:	Anthony Shaskus
Title:	Vice President

Signature Page to Third Amendment to Uncommitted Master  Repurchase Agreement and Amendment of Fee Letter

SELLERS:

STARWOOD PROPERTY MORTGAGE SUB-14,
L.L.C., a Delaware limited liability company

By:	/s/ Andrew J. Sossen
Name:	Andrew J. Sossen
Title:	Authorized Signatory

STARWOOD PROPERTY MORTGAGE SUB-14-
A, L.L.C., a Delaware limited liability company

By:	/s/ Andrew J. Sossen
Name:	Andrew J. Sossen
Title:	Authorized Signatory

STARWOOD MORTGAGE FUNDING VI LLC, a
Delaware limited liability company

By:	/s/ Andrew J. Sossen
Name:	Andrew J. Sossen
Title:	Authorized Signatory

SPT CA FUNDINGS 2, LLC, a Delaware limited
liability company

By:	/s/ Andrew J. Sossen
Name:	Andrew J. Sossen
Title:	Authorized Signatory

Signature Page to Third Amendment to Uncommitted Master  Repurchase Agreement and Amendment of Fee Letter

AGREED AND ACKNOWLEDGED:

GUARANTOR:

STARWOOD PROPERTY TRUST, INC., a
Maryland corporation

By:	/s/ Andrew J. Sossen
Name:	Andrew J. Sossen
Title:	Authorized Signatory

Signature Page to Third Amendment to Uncommitted Master  Repurchase Agreement and Amendment of Fee Letter

EXHIBIT I

AMENDED AND RESTATED FORM OF CONFIRMATION STATEMENT

EXHIBIT I

CONFIRMATION STATEMENT

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION

Ladies and Gentlemen:

Seller is pleased to deliver our written CONFIRMATION of our agreement to enter into the Transaction pursuant to which JPMorgan Chase Bank, National Association shall purchase from us the Purchased Assets identified on the attached Schedule 1 pursuant to the Uncommitted Master Repurchase Agreement, dated as of December 10, 2015 (as amended, modified and/or restated, the “Agreement”), between JPMORGAN CHASE BANK, NATIONAL ASSOCIATION (“Buyer”) and STARWOOD PROPERTY MORTGAGE SUB-14, L.L.C. [(“Seller”)], STARWOOD PROPERTY MORTGAGE SUB-14-A, L.L.C. [(“Seller”)] and STARWOOD MORTGAGE FUNDING VI LLC [(“Seller”)] on the following terms. Capitalized terms used herein without definition have the meanings given in the Agreement.

Purchase Date:	[ ] [ ], 201[ ]
Purchased Assets:	[Name]: As identified on attached Schedule 1
Aggregate Principal Amount of
Purchased Assets:	$[ ]
Repurchase Date:
Purchase Price:	$[ ]
Maximum Purchase Price:	$[ ]
Market Value[1]:	$[ ]
Pricing Rate:	one month LIBOR plus %
Requested Advance Rate:
Maximum Advance Rate:
Existing Mezzanine Debt:	[Yes/No]
Total Future Funding Obligations of Seller:	$[ ]
Future Funding Amount:	$[ ] [the funding of which by Buyer shall be subject to the

1 As of the Purchase Date only.

Starwood Pari Passu	terms and conditions of Article 3(c) of the Agreement.]
Participation Interest:
Companion Interest Aggregate	[Yes/No]
Principal Balance:
Starwood Pari Passu Mortgage	$[ ]
Loan Principal Balance:
$[ ]
SPP Mortgage Loan Maximum
Purchase Price:	$[ ]
Governing Agreements:
As identified on attached Schedule 1
Type of Funding:	[Table/Non-table]
Wiring Instructions:
Primary Servicer:
Name and address for	Buyer:	JPMorgan Chase Bank, National Association
communications:		383 Madison Avenue
New York, New York 10179
Attention: Ms. Nancy S. Alto
Telephone: (212) 834-3038
Telecopy: (917) 546-2564

	With a	JPMorgan Chase Bank, National Association
	copy to:	383 Madison Avenue
New York, New York 10179
Attention: Mr. Thomas Nicholas Cassino
Telephone: (212) 834-5158
Telecopy: (212) 834-6029
	Seller:	[STARWOOD PROPERTY MORTGAGE SUB-14, L.L.C.]
[STARWOOD PROPERTY MORTGAGE SUB- 14-A, L.L.C.]
[STARWOOD MORTGAGE FUNDING VI LLC]
c/o Starwood Property Trust, Inc.
591 West Putnam Avenue
Greenwich, Connecticut 06830
Attention: General Counsel
Telephone: (203) 422-8191
Telecopy: (203) 422-8192

With	Sidley Austin LLP
copies to:	787 Seventh Avenue
New York, New York 10019
Attention: Robert L. Boyd
Telephone: (212) 839-7352
Telecopy: (212) 839-5599

[STARWOOD PROPERTY MORTGAGE SUB-14, L.L.C.]

[STARWOOD PROPERTY MORTGAGE SUB-14-A, L.L.C.]

[STARWOOD MORTGAGE FUNDING VI LLC]

By:
Name:
Title:

AGREED AND ACKNOWLEDGED:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

1.         Schedule 1 to Confirmation Statement

Purchased Assets:

Aggregate Principal Amount:

EXHIBIT II

FORM OF STARWOOD PARI PASSU PARTICIPATION AGREEMENT

PARTICIPATION AGREEMENT

([NAME OF MORTGAGE LOAN])

Dated as of           , 20

by and among

STARWOOD PROPERTY MORTGAGE, L.L.C.

(Initial Lender),

STARWOOD PROPERTY MORTGAGE SUB-14[-A], L.L.C.

(Initial Participation 1 Holder),

STARWOOD PROPERTY MORTGAGE, L.L.C.

(Initial Participation 2 Holder),

and

SPT CA FUNDINGS 2, LLC

(Initial Participation 3 Holder)

THIS PARTICIPATION AGREEMENT (this “Agreement”), dated as of            ,20      , by and between [STARWOOD PROPERTY MORTGAGE, L.L.C.], a Delaware limited liability company (“Starwood” or the “Initial Lender”), STARWOOD PROPERTY MORTGAGE SUB-14[-A], L.L.C., a Delaware limited liability company (“Initial Participation 1 Holder”), STARWOOD PROPERTY MORTGAGE, L.L.C., a Delaware limited liability company (“Initial Participation 2 Holder”)[, and SPT CA FUNDINGS 2, LLC, a Delaware limited liability company (“Initial Participation 3 Holder”)].

W I T N E S S E T H:

WHEREAS, pursuant to that certain Loan Agreement, dated as of            , 20      (as amended, modified and/or restated, the “Loan Agreement”), Initial Lender made a mortgage loan in the [original/maximum] principal amount of $          (the “Loan”) to [              ,  a                ] ([collectively,] “Borrower”), which Loan is evidenced by those certain Promissory Notes, dated as of            , 20       (as amended, modified and/or restated, collectively, the “Note”), from Borrower to Initial Lender, and secured by, among other things, that certain [Mortgage] [Deed of Trust] [Deed to Secure Debt], Assignment of Leases and Rents, Security Agreement, and Fixture Filing dated as of                    , 20      (as amended, modified and/or restated, the “Mortgage”), executed and delivered by Borrower as security for the Loan and encumbering certain real property known as              , located at           ,              ,             (as more particularly described therein, the “Property”)

[WHEREAS, the terms of the Loan provide for additional advances of up to $              to be advanced by the Initial Lender to the Borrower;]

WHEREAS, Initial Lender intends to create [three (3)] separate participation interests in the Loan: (i) a participation in the original principal amount of $                         (“Participation 1”), [and] (ii) a participation in the original principal amount  of $                      (“Participation 2”[) and (iii) a participation in the maximum principal amount of $                          (“Participation 3”], together with Participation 1 and Participation 2, collectively, the “Participations”);

[WHEREAS, the principal balance of Participation 3 will be increased by the amount of any future advances made by the Future Funding Participant (as defined herein), as contemplated  under  the Loan Documents (up to a maximum principal balance of $                  ) (the obligation to make such future advances, the “Future Funding Obligations”);] and

WHEREAS, Initial Lender and the Participants (hereinafter defined) desire to enter into this Agreement to memorialize the terms under which the Participants will hold the Participations.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto mutually agree as follows:

1.          Definitions; Conflicts.    References to a “Section” or the “recitals” are, unless otherwise specified, to a Section or the recitals of this Agreement. Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Loan Agreement. Whenever used in this Agreement, the following terms shall have the respective meanings set forth below unless the context clearly requires otherwise.

“Accepted Servicing Practices” shall mean the obligation of Participation 1 Holder (or Servicer) to service and administer the Loan solely in the best interests and for the benefit of the Holders (as a collective whole), exercising the higher of (x) the same care, skill, prudence and diligence with which the Participation 1 Holder (or Servicer) services and administers similar mortgage loans for other third party portfolios, giving due consideration to customary and usual standards of practice of prudent institutional commercial lenders servicing their own loans and (y) the same care, skill, prudence and diligence which the Participation 1 Holder (or Servicer) utilizes for loans which the Participation 1 Holder (or Servicer) owns for its own account and, in the case of the immediately preceding subclauses (x) and (y), acting in accordance with applicable law, the terms of this Agreement and the Loan Documents and with a view to the maximization of timely recovery of principal and interest on a net present value basis on the Loan.

“Acquisition Date” shall mean the date hereof.

“Advance” shall mean any monthly debt service payment advance or any property advance or other servicing advance by the Participation 1 Holder (or any applicable Servicer on its behalf) under this Agreement or the Servicing Agreement with respect to the Loan or the Property.

“Affiliate” shall mean with respect to any specified Person, (a) any other Person controlling or controlled by or under common control with such specified Person (each a “Common Control Party”), (b) any other Person owning, directly or indirectly, ten percent (10%) or more of the beneficial interests in such Person or (c) any other Person in which such Person or a Common Control Party owns, directly or indirectly, ten percent (10%) or more of the beneficial interests. For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract, relation to individuals or otherwise, and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Agreement” shall mean this Participation Agreement, the exhibits and schedules hereto and all amendments hereof and supplements hereto.

“Balloon Payment” shall mean, with respect to the Loan, the payment of principal due on its stated maturity date.

“Bankruptcy Code” shall mean the United States Bankruptcy Code, as amended from time to time, any successor statute or rule promulgated thereto.

“Borrower” shall have the meaning assigned such term in the recitals.

“Borrower Related Parties” shall have the meaning assigned such term in Section 13.

“Collection Account” shall  have the meaning assigned  to  such  term in Section 5 hereof.

“Common  Control  Party”  shall  have  the  meaning  given  to  such  term  in  the definition of “Affiliate.”

“Controlling Holder” shall mean, as of any date of determination, the Participation 1 Holder, unless the Participation 1 Holder is the Borrower or a Borrower Related Party, then the Participation 2 Holder[, unless the Participation 2 Holder is the Borrower or a Borrower Related Party, then the Participation 3 Holder, unless the Participation 3 Holder is the Borrower or a Borrower Related Party].

“Costs” shall mean all out-of-pocket costs, fees, expenses, advances, payments, losses, liabilities, judgments and/or causes of action reasonably suffered or incurred or paid by Lender or a Holder hereunder (or Servicer) pursuant to or in connection with the Loan, the Loan Documents (not including any servicing fees or special servicing fees), the Property, this Agreement or otherwise in connection with the enforcement of the Loan, including, without limitation, attorneys’ fees and disbursements, taxes, assessments, insurance premiums and other protective advances as more particularly provided in the Loan Documents or hereunder, except for those resulting from the gross negligence, willful misconduct or breach of this Agreement of or by such Holder (or Servicer); provided,  however, that neither (i) the costs and expenses relating to the origination of the Loan, nor (ii) the day-to-day customary and usual, ordinary costs of servicing and administration of the Loan shall be included or deemed to be “Costs.”

“Custodian” shall mean Wells Fargo Bank, National Association.

“Custodial Agreement” shall mean that certain Custodial Agreement, dated as of December 10, 2015, among Participation 1 Holder, Custodian and JPMorgan Chase Bank, National Association, as Buyer, as amended, modified and/or restated from time to time.

“Exit Fees” shall mean the “exit fee” or the “prepayment fee,” if any, set forth on the Loan Schedule.

[“Future Funding Obligations” shall have the meaning assigned to such term in recitals.]

[“Future Funding Participant” shall mean the Initial Participation 3 Holder and any transferees of the Future Funding Obligations.]

“Holder” shall mean each of the Participation 1 Holder, the Participation 2 Holder [and the Participation 3 Holder].

“Initial Holder” shall mean each of the Initial Participation 1 Holder, the Initial Participation 2 Holder [and the Initial Participation 3 Holder].

“Initial Participation 1 Holder” shall have the meaning set forth in the introductory paragraph to this Agreement.

“Initial Participation 2 Holder” shall have the meaning set forth in the introductory paragraph to this Agreement.

“Initial Participation 3 Holder” shall have the meaning set forth in the introductory paragraph to this Agreement.

“Interest Rate” shall mean the Interest Rate set forth in the Loan Schedule.

“Liquidation Proceeds” shall mean the amount (other than insurance proceeds, condemnation awards or amounts required to be paid to Borrower or other Persons pursuant to the Loan Documents or applicable law) received by Servicer in connection with the liquidation of the Property, whether through judicial foreclosure, sale or otherwise, or the sale or other liquidation of the Loan, including a final discounted payoff of the Loan.

“Loan” shall have the meaning assigned such term in the recitals.

“Loan Agreement” shall have the meaning assigned such term in the recitals.

“Loan Documents” shall mean the Loan Agreement, the Note, the Mortgage and all other documents evidencing or securing the Loan, as each may be amended, modified and/or restated, and as more particularly described in the Loan Agreement.

“Loan Principal Balance” shall mean, at any date of determination, the principal balance of the Note evidencing the Loan.

“Loan Schedule” shall mean the schedule attached hereto as Exhibit A which schedule sets forth certain information and terms regarding the Loan and the Participations, as same may be amended or modified by the Holders.

“Non-Controlling Holder” shall mean any Holder that is not the Controlling

Holder.

“Note” shall have the meaning assigned to such term in the recitals.

“Participants”    shall    mean,   collectively,    the   Participation    1   Holder,    the Participation 2 Holder [and the Participation 3 Holder].

“Participation 1” shall have the meaning set forth in the recitals.

“Participation 1 Holder” shall mean the Initial Participation 1 Holder or any subsequent Holder of Participation 1.

“Participation 1 Percentage Interest” shall mean, as of any date, the percentage obtained by dividing the Participation 1 Principal Balance, as of such date, by the Loan Principal Balance, as of such date, and as such percentage may be adjusted by agreement of the Holders in accordance with Section 7 of this Agreement.

“Participation 1 Principal Balance” shall mean the initial principal balance of Participation 1 as set forth on the Loan Schedule attached hereto, less any payments of principal thereon received by the Participation 1 Holder, plus any additional principal advances made by the Participation 1 Holder in accordance with the terms of this Agreement, and as such principal balance may be adjusted by agreement of the Holders in accordance with Section 7 of this Agreement.

“Participation 2” shall have the meaning set forth in the recitals.

“Participation 2 Holder” shall mean the Initial Participation 2 Holder or any subsequent Holder of Participation 2.

“Participation 2 Percentage Interest” shall mean, as of any date, the percentage obtained by dividing the Participation 2 Principal Balance, as of such date, by the Loan Principal Balance, as of such date, and as such percentage may be adjusted by agreement of the Holders in accordance with Section 7 of this Agreement.

“Participation 2 Principal Balance” shall mean the initial principal balance of Participation 2 as set forth on the Loan Schedule attached hereto, less any payments of principal thereon received by the Participation 1 Holder, plus any additional principal advances made by the Participation 2 Holder in accordance with the terms of this Agreement, and as such principal balance may be adjusted by agreement of the Holders in accordance with Section 7 of this Agreement.

[“Participation 3” shall have the meaning set forth in the recitals.]

[“Participation 3 Holder” shall mean the Initial Participation 3 Holder or any subsequent Holder of Participation 3.]

[“Participation 3 Percentage Interest” shall mean, as of any date, the percentage obtained by dividing the Participation 3 Principal Balance, as of such date, by the Loan Principal Balance, as of such date, and as such percentage may be adjusted by agreement of the Holders in accordance with Section 7 of this Agreement.]

[“Participation 3 Principal Balance” shall mean the initial principal balance of Participation 3 as set forth on the Loan Schedule attached hereto, less any payments of principal thereon received by the Participation 3 Holder, plus any additional principal advances made by the Participation 3 Holder in accordance with the terms of this Agreement including any advances made by the Participation 3 Holder as the Future Funding Participant under the Future Funding Obligations, and as such principal balance may be adjusted by agreement of the Holders in accordance with Section 7 of this Agreement.]

“Participation Pledgee” shall have the meaning assigned such term in Section 12.

“Participations” shall mean, collectively, Participation 1, Participation 2 [and Participation 3].

“Penalty Charges” shall mean any amounts actually collected on the Loan from the Borrower that represent late payment charges, other than a Prepayment Premium or default interest.

“Percentage Interest” shall mean, (i) with respect to the Participation 1 Holder, the Participation 1 Percentage Interest, (ii) (with respect to the Participation 2 Holder, the Participation 2 Percentage Interest [and (iii) with respect to the Participation 3 Holder, the Participation 3 Percentage Interest].

“Permitted Fund Manager” shall mean any Person that on the date of determination is (i) one of the entities listed on Schedule 1 annexed hereto and made a part hereof or any other nationally-recognized manager of investment funds investing in debt or equity interests relating to commercial real estate, (ii) investing through a fund with committed capital of at least $250,000,000 and (iii) not subject to a proceeding relating to the bankruptcy, insolvency, reorganization or relief of debtors.

“Person” shall mean any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

“Pledge” shall have the meaning assigned such term in Section 12.

“Prepayment” shall mean any payment of principal made by the Borrower which is received in advance of the scheduled Maturity Date, whether made by reason of a voluntary prepayment, casualty or condemnation, due to the acceleration of the maturity of the Note or otherwise.

“Prepayment Premium” shall mean any prepayment premium, yield maintenance premium or similar fee required to be paid in connection with a Prepayment of the Loan under the Loan Documents, and as set forth on the Loan Schedule.

“Property” shall have the meaning assigned such term in the recitals.

“Qualified Institutional Lender” shall mean the Initial Participation 1 Holder, the Initial Participation 2 Holder, [the Initial Participation 3 Holder] and JPMorgan Chase Bank, National Association and the following:

(a)        an entity Controlled (as defined below) by, or under common Control (as defined below) with, the Initial Participation 1 Holder, the Initial Participation 2 Holder [or the Initial Participation 3 Holder], or

(b)        one or more of the following:

(i)         an insurance company, bank, savings and loan association, investment bank, trust company, commercial credit corporation, pension plan, pension fund, pension fund advisory firm, mutual fund, real estate investment trust, governmental entity or plan, or,

(ii)        an investment company, money management firm or a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act of 1933, as amended, which regularly engages in the business of making or owning investments of types similar to the Loan or the related Participation, or

(iii)      a trustee in connection with (x) a securitization of Participation 2 or (y) the creation of collateralized debt obligations (“CDO”) secured by, or financing through an “owner trust” of Participation 2 ((x) and (y), collectively, “Securitization Vehicles”) so long as (A) such trustee or the servicer therefor is an entity that otherwise would be a Qualified Institutional Lender and (B) the entire “controlling class” of such Securitization Vehicle, other than with respect to a CDO Securitization Vehicle, is held by one or more entities that are otherwise Qualified Institutional Lenders; provided that the operative documents of the related Securitization Vehicle require that (1) in the case of a CDO Securitization Vehicle, the “equity interest” in such Securitization Vehicle is owned by one or more Qualified Institutional Lenders and (2) if either of the relevant trustee or servicer fails to meet the requirements of this clause (iii), such Person must be replaced by a Person meeting the requirements of this clause (iii) within thirty (30) days, or

(iv)       an investment fund, limited liability company, limited partnership or general partnership in which the Initial Participation 1 Holder, the Initial Participation 2 Holder [or the Initial Participation 3 Holder], as applicable, or a Qualified Institutional Lender or a Permitted Fund Manager acts as the general partner, managing member, or the fund manager responsible for the day to day management and operation of such investment vehicle and provided that at least fifty percent (50%) of the equity interests in such investment vehicle are owned, directly or indirectly, by one (1) or more entities that are otherwise Qualified Institutional Lenders, or

(v)        an institution substantially similar to any of the foregoing; which has, in the case of entities referred to in clauses (b)(i), (ii), (iii) or (iv) of this definition, at least $200,000,000 in capital/statutory surplus or shareholders’ equity (except with respect to a pension advisory firm or similar fiduciary) and at least $600,000,000 in total assets (in name or under management), and is regularly engaged in the business of making or owning commercial real estate loans or commercial loans (or interests therein) similar to the Loan; or

(c)        any entity Controlled (as defined below) by, or under common Control (as defined below) with, any of the entities described in clause (b) above. For purposes of this definition only, “Control” means the ownership, directly or indirectly, in the aggregate of more than fifty percent (50%) of the beneficial ownership interests of an entity and the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of an entity, whether through the ability to exercise voting power, by contract or otherwise (“Controlled” has the meaning correlative thereto).

“Remittance Date” shall have the meaning assigned to such term in Section 6.

“Servicer” shall mean Wells Fargo Bank, National Association, as servicer under the Servicing Agreement, or any successor servicer appointed pursuant to this Agreement.

“Servicing Agreement” shall mean that certain Second Amended and Restated Servicing Agreement, dated as of February 27, 2017, between the Participation 1 Holder, Starwood Property Mortgage Sub-14[-A], L.L.C. and the Servicer, as same may be amended, modified and/or restated, or any servicing agreement with any successor Servicer.

“Servicing Fee Rate” shall mean a rate per annum equal to the servicing fee rate set forth in the Servicing Agreement.

“Transfer” shall have the meaning assigned such term in Section 12.

2.          Creation of Participation Interests; Form of Participations; Acquisition of Participations. The Initial Lender hereby creates the Participations in the Mortgage Loan and contributes its interests in the Mortgage Loan represented by Participation 1, as of the Acquisition Date, to the Initial Participation 1 Holder. On the Acquisition Date, on the terms and conditions set forth herein, the Initial Lender shall issue Participation 1 to the Initial Participation 1 Holder or any assignee thereof. The Participation 1 Holder shall be deemed the owner of Participation 1. On the Acquisition Date, on the terms and conditions set forth herein, the Initial Lender shall issue Participation 2 to the Initial Participation 2 Holder or any assignee thereof. The Participation 2 Holder shall be deemed the owner of Participation 2. [On the Acquisition Date, on the terms and conditions set forth herein, the Initial Lender shall issue Participation 3 to the Initial Participation 3 Holder or any assignee thereof. The Participation 3 Holder shall be deemed the owner of Participation 3.]

3.          Pari Passu Participations. Each Participation shall be pari passu and shall be of equal priority with each other Participation, and no Participation or portion of any Participation shall have priority or preference over any other Participation or portion thereof or the security therefor, except as may be otherwise expressly provided in Section 5 or otherwise herein.

4.          Administration of the Loan[; Future Funding Obligations]. [(a)] From and after the date hereof, Participation 1 Holder shall cause the Servicer to administer and service the Loan consistent with the terms of this Agreement, the Loan Documents, Accepted Servicing Practices, the Servicing Agreement and applicable law.

(b)  [All  future fundings  to  be made under  the Future Funding Obligations  shall be the sole responsibility of the Future Funding Participant and shall be made in accordance with this Agreement and the Loan Agreement. The Future Funding Participant hereby agrees to take all action in connection with the exercise of its rights and obligations in respect of the  future advances to be made pursuant to this Section 4(b), including, without limitation, the review of all Borrower requests for future advances, the approval of future advances and the waiver of any conditions precedent to any future advance, in a manner consistent with customary and usual standards of practice of prudent institutional loan lenders servicing and administering loans for third parties or for their own account. The transfer of the Future Funding Obligations may only be made in accordance with the provisions of Section 12. The Participation 1 Holder shall cause any request by Borrower for a future funding under the Loan Agreement to be sent to the Future Funding Participant. Any advance made by the Future Funding Participant will increase the Participation 3 Principal Balance in the corresponding amount of such advance. In the event that all conditions under the Loan Agreement for a future advance under the Future Funding Obligations have been met by Borrower, then the Future Funding Participant will fund such advance in accordance with the terms of the Loan Agreement and shall not require the consent of the Participation 1 Holder or the Participation 2 Holder to lend such future advance. In the event that Borrower shall have failed to satisfy a condition for a future advance under the Future Funding Obligations set forth in the Loan Agreement, the Future Funding Participant may determine to waive such condition and fund such future advance notwithstanding the failed condition without the consent of the Participation 1 Holder or the Participation 2 Holder.]

5.          Payments to Holders. (a) All amounts tendered by Borrower or otherwise available for payment on the Loan (including, without limitation, payments received in connection with any guaranty or indemnity agreement), whether received in the form of monthly debt service payments, Prepayments, Prepayment Premiums, Exit Fees, Balloon Payments, Liquidation Proceeds, Advances, Penalty Charges, proceeds under title, hazard or other insurance policies or awards or settlements in respect of condemnation proceedings or similar exercise of the power of eminent domain (other than any amounts for required reserves or escrows required by the Loan Documents and proceeds, awards or settlements to be applied to the restoration or repair of the Property or released to Borrower in accordance with Accepted Servicing Practices or the Loan Documents) shall be distributed by Participation 1 Holder (or Servicer) and applied in the following order of priority (and payments shall be made at such times as are set forth herein):

(i)         first, to the Participation 1 Holder, the Participation 2 Holder and the Participation 3 Holder, up to the amount of any unreimbursed Costs paid by the respective Holders with respect to the Loan or the Property pursuant to this Agreement or the Loan Documents including, without limitation, unreimbursed Advances;

(ii)        second, to the Holders, pro rata in accordance with their respective Percentage Interests, in an amount equal to the accrued and unpaid interest on their respective Participation Principal Balances at (x) the Interest Rate minus (y) the  Servicing Fee Rate;

(iii)       third, to the Holders, pro rata in accordance with their respective Percentage Interests, in an amount equal to (i) any scheduled principal payment (including Balloon Payments) on the Loan and (ii) any Prepayment of the Loan, in each case to be applied in reduction of their respective Participation Principal Balances;

(iv)       fourth, to the Holders, pro rata, in accordance with their respective Percentage Interests, any Prepayment Premium, to the extent actually paid; and

(v)        fifth, to the Holders, pro rata, in accordance with their respective Percentage Interests, any default interest and Penalty Charges, in each case, to the extent actually paid, and any excess amount that is paid in respect of the Loan and not otherwise applied in accordance with the foregoing clauses (i) through (iv).

(b)  Notwithstanding the foregoing clauses (a)(i)-(v), all amounts collected on   the Loan that are payable as servicing fees, special servicing fees, indemnity obligations and other reimbursable amounts due under the Loan Documents, that are paid in accordance with the terms of the Servicing Agreement to the Servicer shall be deducted prior to any allocations to the Holders pursuant to this Section 4.

6.          Collections; Payment Procedure. Participation 1 Holder (or Servicer) shall maintain an account for receipt of all amounts paid on account of the Loan (the “Collection Account”); provided, however, that it is acknowledged and agreed that the Collection Account may be an account of Participation 1 Holder (or Servicer) containing funds from other assets unrelated to the Loan or the Property provided that a sub-account (maintained as a separate ledger account) of such account is maintained for the Loan and the Participations or Participation 1 Holder (or Servicer) otherwise maintains separate books and records with respect to activity in the Collection Account relating thereto. Pursuant to the terms hereof, Participation 1 Holder (or Servicer) is hereby irrevocably authorized and directed in accordance with the priorities set forth in Section 5, hereof, to remit from the Collection Account for deposit or credit on the date that is two (2) Business Days prior to the fifteenth (15th) day of each calendar month, or if such fifteenth (15th) day in any month is not a Business Day, the date that is two (2) Business Days prior to the next Business Day after such fifteenth (15th) day (the “Remittance Date”) all payments received under the Loan, by wire transfer to the account or accounts designated to Participation 1 Holder (or Servicer) in writing by each of the Participants; provided that delinquent payments received by Participation 1 Holder (or Servicer) after the related Remittance Date shall be remitted to such accounts on the Business Day following receipt. Amounts on deposit in the Collection Account shall be applied at the times and for the purposes specified in this Agreement. If Participation 1 Holder (or Servicer) holding or having distributed any amount received or collected in respect of the Loan determines, or a court of competent jurisdiction orders, at any time that any amount received or collected in respect of the Loan must, pursuant to any insolvency, bankruptcy, fraudulent conveyance, preference or similar law, be returned to the Borrower or paid to any other Person, then, notwithstanding any other provision of this Agreement, Participation 1 Holder (or Servicer) shall not be required to distribute any portion thereof to any Participant hereunder and each Participant shall promptly on demand repay to the Participation 1 Holder (or Servicer) the portion thereof which shall have been theretofore distributed to the related Participant, together with interest thereon at such rate, if any, as the Participation 1 Holder (or Servicer) shall have been required to pay to Borrower, the other Participants or any other Person with respect thereto. Each Participant agrees that if at any time  it shall receive from any sources whatsoever any payment on account of the Loan in excess of its distributable share thereof, it will promptly remit such excess to Participation 1 Holder (or Servicer, as applicable) and Participation 1 Holder (or Servicer, as applicable) shall promptly remit such amounts to the other Participants. Participation 1 Holder (or Servicer) shall have the right to offset any amounts due hereunder from any Participant with respect to the Loan against any future payments due to such Participant hereunder, provided, that the obligations of each Participant under this Section 6 are separate and distinct obligations from one another and in no event shall any Participant be responsible for payment of any amounts due from the other Participants hereunder. The obligations of each Participant under this Section 6 constitute absolute, unconditional and continuing obligations and Servicer shall be deemed a third party beneficiary of these provisions.

Each month, Participation 1 Holder (or Servicer) shall prepare and shall deliver copies of a report containing the following information to each of the Participants (provided that Participation 1 Holder shall not be required to provide any such information if and to the extent the same is provided directly to the Participants by Servicer):

(i)         For each of the Participants, (x) the amount of the distribution from the Collection Account allocable to principal and (y) separately identifying the amount of scheduled principal payments, Balloon Payments, Prepayments made at the option of the Borrower or other Prepayments included therein;

(ii)        For each of the Participants, the amount of the distribution from the Collection Account allocable to interest and the amount of default interest paid under the Loan Documents;

(iii)       If the distribution to the Participants is less than the full amount that would be distributable to such Holders if there had been sufficient amounts available therefor, the amount of the shortfall and the allocation thereof between interest and principal and the amount of the shortfall, if any, under the Loan;

(iv)       The principal balance relating to each of the Participations, after giving effect to the distribution of principal on such Remittance Date;

(v)        The amount of the servicing fees and other fees paid to Servicer with respect to such Remittance Date; and

(vi)       Such other information as any Participant may reasonably request, to the extent reasonably available to Participation 1 Holder (or Servicer, as applicable), and in such event any costs incurred in providing such additional information shall be reimbursed by the requesting party.

7.          Reallocation of Principal Balance. The Participants may agree in writing to reallocate principal between the Participations and adjust the Percentage Interests of the Participants to reflect such reallocation, provided that any such reallocation of principal and adjustment of the Percentage Interests shall require the prior written consent of all Participants. The parties shall confirm such reallocation of principal between the Participations and adjustment of the Percentage Interests by executing and delivering an amendment of the Loan Schedule substantially in the form of Exhibit C attached hereto.

8.          Additional Understandings. Participation 1 Holder (or Servicer) shall furnish to each Holder copies of any notices, requests for consent, servicing reports, financial statements and reports received pursuant to the Loan Documents promptly after receipt thereof by the Participation 1 Holder (or Servicer).

9.          Representations and Warranties of the Initial Holders.

Each Initial Holder, as of the date hereof, hereby represents and warrants to, and covenants with the other Initial Holder that:

(i)         It is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation.

(ii)        The execution and delivery of this Agreement by it, and the performance of, and compliance with, the terms of this Agreement by it, will not violate its organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or that is applicable to it or any of its assets, in each case which materially and adversely affect its ability to carry out the transactions contemplated by this Agreement.

(iii)       It has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement and has duly executed and delivered this Agreement.

(iv)       This Agreement is its legal, valid and binding obligation enforceable against it in accordance with its terms.

(v)        It has not dealt with any broker, investment banker, agent or other Person that may be entitled to any commission or compensation in connection with the consummation of any of the transactions contemplated hereby.

10.        No Creation of a Partnership or Exclusive Purchase Right. Nothing contained in this Agreement, and no action taken pursuant hereto shall be deemed to constitute the arrangement between the Participants a partnership, association, joint venture or other entity. Subject to Section 12(c) hereof, no Holder shall have any obligation whatsoever to offer to any other Holder the opportunity to purchase interests in any future notes or participation interests or future loans purchased or originated by such Holder or any of its Affiliates, and if any Holder chooses to offer to any other Holder the opportunity to purchase interests in any future notes or any participation interests in any future loans purchased or originated by such Holder or its Affiliates, such offer shall be at such purchase price and interest rate as such Holder chooses, in its sole and absolute discretion.

11.        Not a Security. None of the Participations shall be deemed to be  a security within the meaning of the Securities Act of 1933 or the Securities Exchange Act of 1934.

12.        Transfer of Participations. (a) No Participant shall sell, assign, transfer, pledge, syndicate, sell, hypothecate, contribute, encumber, subparticipate or otherwise dispose of (each, a “Transfer”) all or any portion of its Participation to the Borrower or any of its Affiliates. The Participation 2 Holder shall not Transfer all or any portion of Participation 2, without first receiving the prior written consent of the Participation 1 Holder which consent shall not be unreasonably withheld or delayed (and shall pay all reasonable out-of-pocket costs and expenses of the Participation 1 Holder incurred in connection with reviewing such request for consent); provided that, in the event a Participation Pledgee (or its assignee or designee) relating to Participation 1 [or Participation 3] has become the Holder of the related Participation by reason of foreclosure or assignment in lieu of foreclosure, subject to Section 12(c) hereof, the Participation 2 Holder may Transfer all or any portion of Participation 2, without the consent of the Participation 1 Holder, but subject to the conditions contained in the next succeeding sentence, to a Qualified Institutional Lender that provides to the Participation 1 Holder certification in writing from an authorized officer that it is a Qualified Institutional Lender. Notwithstanding the foregoing, the Participation 2 Holder agrees that each Transfer to be made by it under this Section 12 is subject to the following restrictions: (i) the Participation 2 Holder shall give the Participation 1 Holder notice of such Transfers within five (5) days after the effective date thereof, and (ii) a transferee shall execute an assignment and assumption agreement whereby such transferee assumes all or a ratable portion, as the case may be, of the obligations of the Participation 2 Holder hereunder with respect to Participation 2 from and after the date of such assignment. Upon the consummation of a Transfer of all or any portion of Participation 2, the Participation 2 Holder shall be released from all liability arising under this Agreement with respect to Participation 2 (or the portion thereof that was the subject of such Transfer), for the period after the effective date of such Transfer (it being understood and agreed that the foregoing release shall not apply in the case of a sale, assignment, transfer or other disposition of a subparticipation interest). Notwithstanding anything to the contrary contained herein, the Participation 1 Holder may freely Transfer all or any portion of Participation 1, without any consent or approval of the Participation 2 Holder [or the Participation 3 Holder, and the Participation 3 Holder may freely Transfer all or any portion of Participation 3 (including the Future Funding Obligations), without any consent or approval of the Participation 1 Holder or the Participation 2 Holder].

(b)        Notwithstanding anything to the contrary contained herein, each of Participation 1 Holder [and Participation 3 Holder] may pledge (a “Pledge”) its Participation to any entity which has extended a credit facility to such Participant and that is a Qualified Institutional Lender (such Person, a “Participation Pledgee”), on terms and conditions set forth in this Section 12(b), it being further agreed that a financing provided by a Participation Pledgee to a Participant or any Affiliate which controls such Participant that is secured by such Participant’s interest in the applicable Participation and is structured as a repurchase arrangement, shall qualify as a “Pledge” hereunder, provided, that a Participation Pledgee which is not a Qualified Institutional Lender may not take title to the pledged Participation without the consent of the other Participant. Upon written notice by Participation 1 Holder [or Participation 3 Holder, as applicable], to the other Participants that a Pledge has been effected (including the name and address of the applicable Participation Pledgee), the non-pledging Participants agree to acknowledge receipt of such notice and thereafter agree: (i) to give such Participation Pledgee written notice of any default by the pledging Participant in respect of its obligations under this Agreement of which default such Participant has actual knowledge and which notice shall be given simultaneously with the giving of such notice to the pledging Participant; (ii) to allow such Participation Pledgee a period of ten (10) days to cure a default by the pledging Participant in respect of its obligations to the other Participants hereunder, but such Participation Pledgee shall not be obligated to cure any such default; (iii) that no amendment, modification, waiver or termination of this Agreement shall be effective against such Participation Pledgee without the prior written consent of such Participation Pledgee; (iv) that such non-pledging Participants shall accept any cure by such Participation Pledgee of any default of the pledging Participant which such pledging Participant has the right to effect hereunder, as if such cure were made by such pledging Participant; (v) that such non-pledging Participants shall deliver to Participation Pledgee such estoppel certificate(s) as Participation Pledgee shall reasonably request, provided that any such certificate(s) shall be in a form reasonably satisfactory to such other Participant; and (vi) that, upon written notice (a “Redirection Notice”) to the non-pledging Participants and the Servicer by such Participation Pledgee that the pledging Participant is in default beyond any applicable cure periods with respect to the pledging Participant’s obligations to such Participation Pledgee pursuant to the applicable credit agreement or other agreements relating to the Pledge between the pledging Participant and such Participation Pledgee (which notice need not be joined in or confirmed by the pledging Participant), and until such Redirection Notice is withdrawn or rescinded by such Participation Pledgee, Participation Pledgee shall be entitled to receive any payments that the Participation 1 Holder or Servicer would otherwise be obligated to pay to the pledging Participant from time to time pursuant to this Agreement. Any pledging Participant hereby unconditionally and absolutely releases the other Participants and the Servicer from any liability to the pledging Participant on account of any non-pledging Participant’s or the Servicer’s compliance with any Redirection Notice believed by the Servicer or such non- pledging Participant to have been delivered by a Participation Pledgee. Participation Pledgee shall be permitted to exercise fully its rights and remedies against the pledging Participant (and accept an assignment in lieu of foreclosure as to such collateral), in accordance with applicable law and this Agreement and without prior notice to any other Participant. In such event, the non-pledging Participants and the Servicer shall recognize such Participation Pledgee (and any transferee which is also a Qualified Institutional Lender at any foreclosure or similar sale held by such Participation Pledgee or any transfer in lieu of foreclosure), and its successor and  assigns, as the successor to the pledging Participant’s rights, remedies and obligations under this Agreement, and any such Participation Pledgee or Qualified Institutional Lender shall assume in writing the obligations of the pledging Participant hereunder accruing from and after such Transfer (i.e., realization upon the collateral by such Participation Pledgee) and agrees to be bound by the terms and provisions of this Agreement. The rights of  a Participation Pledgee under this Section 12(b) shall remain effective as to any Participant (and the Servicer) unless and until such Participation Pledgee shall have notified such Participant (and the Servicer) in writing that its interest in the pledged Participation has terminated. [Notwithstanding anything contained herein to the contrary, in no event shall the Participation 1 Holder pledge Participation 1 unless the Participation 3 Holder has pledged the Participation 3 to the same Participation Pledgee to which Participation 1 has been pledged and the Participation 3 Holder pledge the Participation 3 unless the Participation 1 Holder has pledged Participation 1 to the same Participation Pledgee to which Participation 3 has been pledged.]

(c)        If a Participation Pledgee (or its assignee or designee) relating to Participation 1 [or Participation 3] has become the Holder of the related Participation by reason of foreclosure or assignment in lieu of foreclosure, in the event that the Participation 2 Holder desires to sell all or any portion of its interest in Participation 2, the Participation 2 Holder shall give notice to the Participation 1 Holder of its intent to do so, which notice shall include a description of all related terms associated with the proposed sale including, without limitation, the related minimum sales price and an offer by the Participation 2 Holder to sell Participation 2 to the Participation 1 Holder at such minimum sales price and upon such terms (any such notice, a “ROFO Notice”). Participation 1 Holder shall, within ten (10) calendar days after receipt of

Participation 2 Holder’s ROFO Notice, deliver to Participation 2 Holder a written response thereto, either agreeing to purchase, or declining to purchase, Participation 2 subject to such ROFO Notice, for the purchase price and subject to the terms set forth in the related ROFO Notice. If within said ten (10) calendar day period Participation 1 Holder agrees to so purchase Participation 2, Participation 1 Holder shall purchase the related Participation 2 in accordance with the terms set forth in the ROFO Notice, within twenty (20) days thereafter. Should Participation 1 Holder (i) reject Participation 2 Holder’s offer and related sales terms, (ii) fail to respond to Participation 2 Holder’s offer within the above ten (10) calendar day period or (iii) agree to purchase Participation 2 but fail to close such purchase within the time period prescribed pursuant to this paragraph, Participation 2 Holder shall be permitted to, for a period of ninety (90) days thereafter, sell Participation 2 to a third-party purchaser at a sales price of not less than ninety-seven percent (97%) of the sales price offered to Participation 1 Holder, which sale shall be on an arm’s length basis on otherwise substantially identical terms as those offered to Participation 1 Holder in the ROFO Notice. Should Participation 2 Holder fail to sell Participation 2 on the terms described in the preceding sentence within such ninety (90) day period, Participation 2 Holder shall not thereafter sell Participation 2 without first delivering a new ROFO Notice and again complying with all of the terms set forth in this paragraph.

13.        Other Business Activities of the Participants. Each Participant acknowledges that the other Participants may make loans or otherwise extend credit to, and generally engage in any kind of business with, any Affiliate of the Borrower (“Borrower Related Parties”), and receive payments on such other loans or extensions of credit to the Borrower Related Parties and otherwise act with respect thereto freely and without accountability in the same manner as if this Agreement and the transactions contemplated hereby were not in effect.

14.        Certain Powers of the Controlling Holder. During the term of this Agreement, the Controlling Holder shall be entitled to exercise any and all rights of the lender with respect to the Loan under the Loan Documents including, without limitation, executing amendments or modifications to the Loan Documents, the exclusive right to grant any consents and approvals and to exercise all the rights and powers granted to the lender under the Loan Documents, in each case, subject to the terms and conditions of this Agreement, the Loan Documents, Accepted Servicing Practices, the Servicing Agreement and applicable law; provided, however, prior to the exercise of any rights and remedies by any Participation Pledgee in respect of Participation 1 or Participation 3 under its related credit facility, that in no event shall the Controlling Holder modify, amend or terminate any Loan Document in a manner which would solely have an adverse effect on any Non-Controlling Holder (and would not have the same adverse effect on the Controlling Holder) without the prior written consent of such Non- Controlling Holder, which consent may be granted or denied in the sole discretion of such Non- Controlling Holder. The Controlling Holder may (i) direct the Servicer or designate (or vote on the designation of) any other Person to exercise any and all of such rights and (ii) may elect to remove the Servicer and appoint a replacement Servicer in its sole discretion with respect to the Loan. In no event shall the Controlling Holder (or the Servicer acting on its behalf) be obligated at any time to follow or take any actions recommended by any Non-Controlling Holder.

15.        No Pledge or Loan. This Agreement shall not be deemed to represent a pledge of any interest in the Loan by the Initial Lender to any Holder or a loan from Initial Lender to any Holder. The Participants shall have no interest in any property taken as security for the Loan; provided,  however, that if any such property or the proceeds thereof shall be applied in reduction of the Loan Principal Balance, then each Participant shall be entitled to receive its share of such application in accordance with the terms of this Agreement and the Participation Agreement. The Participants acknowledge and agree that the Loan represents a single “claim” under Section 101 of the Bankruptcy Code, and that no Participant shall be a separate creditor of the Borrower under the Bankruptcy Code.

16.        Governing Law; Waiver of Jury Trial. THIS AGREEMENT AND THE RESPECTIVE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE. EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT.

17.        Modifications. This Agreement shall not be modified, cancelled or terminated except by an instrument in writing signed by the parties hereto. The party seeking modification of this Agreement shall be solely responsible for any and all expenses that may arise in order to modify this Agreement.

18.        Successors and Assigns; Third Party Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns; provided that no successors or assigns of the Participants shall have any liability for a breach of a representation or warranty set forth in this Agreement (but the liability of the applicable Initial Participant therefor shall survive). Except as provided in Section 5, none of the provisions of this Agreement shall be for the benefit of or enforceable by any Person not a party hereto or a successor or assign of a party hereto.

19.        Counterparts. This Agreement may be executed in any number of counterparts and all of such counterparts shall together constitute one and the same instrument.

20.        Captions. The titles and headings of the paragraphs of this Agreement have been inserted for convenience of reference only and are not intended to summarize or otherwise describe the subject matter of the paragraphs and shall not be given any consideration in the construction of this Agreement.

21.        Notices. All notices required hereunder shall be in writing and (i) personally delivered, (ii) sent by facsimile transmission together with telephonic notice and if the sender on the same day sends a confirming copy of such notice by reputable overnight delivery service (charges prepaid), (iii) sent by reputable overnight delivery service (charges prepaid) or (iv) sent by certified United States mail, postage prepaid return receipt requested, and addressed to the respective parties at their addresses set forth on Exhibit B hereto, or at such other address as any party shall hereafter inform the other party by written notice given as aforesaid. All written notices so given shall be deemed effective upon receipt or, if mailed, upon the earlier to occur of receipt or the expiration of the fourth (4th) day following the date of mailing. In the event any Participation is subject to a Pledge, the Participation Pledgee shall be entitled to the same notices required to be delivered to the other Participants relating to any Transfers of Participation hereunder. Any such pledging Participation shall provide the notice information of the applicable Participation Pledgee to the other Participants.

22.        Custody of Loan Documents. The Participants acknowledge that originals of all of the Loan Documents will be held by the Participation 1 Holder [or by the Custodian on its behalf pursuant to the Custodial Agreement].

23.        Statement of Intent. Each Participant, by its acceptance of its interest herein, agrees, unless otherwise required by appropriate tax authorities, to file its own tax returns and reports as required under applicable law.

24.        Servicing of the Loan. The parties agree that the Participation 1 Holder  (or the Servicer) shall service the Loan on behalf of the Participants.

25.        Registration of Transfers. Participation 1 Holder (or Servicer on its  behalf) shall maintain a register on which it will record the names and addresses of, and wire transfer instructions for, the Holders from time to time, to the extent such information is provided in writing to it by the Holders. Any transfer of a Participation hereunder shall be recorded on such register.

IN WITNESS WHEREOF, each of the Holders has caused this Agreement to be duly executed as of the day and year first above written.

Initial Lender:

STARWOOD PROPERTY MORTGAGE, L.L.C.

By:
Name:
Title:

Initial Participation 1 Holder:

STARWOOD PROPERTY MORTGAGE SUB- 14[-A], L.L.C.

By:
Name:
Title:

Initial Participation 2 Holder:

STARWOOD PROPERTY MORTGAGE, L.L.C.

By:
Name:
Title:

[Initial Participation 3 Holder:

SPT CA FUNDINGS 2, LLC

By:
Name:
Title:

EXHIBIT A

LOAN SCHEDULE

A.         Description of Loan

Date of Loan:	, 201
Initial Principal Amount of Loan:

Mortgage Promissory Note A-1 Initial
Principal Balance:	$

Mortgage Promissory Note A-2 Initial
Principal Balance:	$
$

Maximum Principal Amount of Loan:
Mortgage Promissory Note A-1
Maximum Principal Balance:	$

Mortgage Promissory Note A-2
Maximum Principal Balance:	$
$

Location of Property:

Current Use of Property:

Borrower:

Description of Notes:

Interest Rate:

Exit Fee/Prepayment Fee:

Prepayment Premium:

Maturity Date:

B.         Description of Participations:

Initial Participation 1 Principal Balance	$
Initial Participation 2 Principal Balance	$
[Initial Participation 3 Principal Balance]	[$ ]
[Maximum Participation 3 Principal Balance]	[$ ]

EXHIBIT B

Initial Participation 1 Holder:

[STARWOOD REPO SELLER]
c/o Starwood Property Trust, Inc.
591 West Putnam Avenue
Greenwich, Connecticut 06830
Attention: Andrew J. Sossen
Telephone: (203) 422-8191
Fax: (203) 422-8192
E-Mail: asossen@starwood.com

with copies to:

Starwood Property Trust, Inc.
1601 Washington Avenue
Miami Beach, Florida 33139
Attention: Asset Management
Email: jdiamond@starwood.com

Sidley Austin LLP
787 Seventh Avenue
New York, New York 10019
Attention: Robert L. Boyd, Esq.
Telephone: (212) 839-7352
Fax: (212) 839-5599
Email: rboyd@sidley.com

Initial Participation 2 Holder:
Starwood Property Mortgage, L.L.C.
c/o Starwood Property Trust, Inc.
591 West Putnam Avenue
Greenwich, Connecticut 06830
Attention: Andrew J. Sossen
Telephone: (203) 422-8191
Fax: (203) 422-8192
E-Mail: asossen@starwood.com

with copies to:

Starwood Property Trust, Inc.
1601 Washington Avenue
Miami Beach, Florida 33139

B-1

Attention: Asset Management
Email: jdiamond@starwood.com

Sidley Austin LLP
787 Seventh Avenue
New York, New York 10019
Attention: Robert L. Boyd, Esq.
Telephone: (212) 839-7352
Fax: (212) 839-5599
Email: rboyd@sidley.com

[Initial Participation 3 Holder:

SPT CA Fundings 2, LLC
c/o Starwood Property Trust, Inc.
591 West Putnam Avenue
Greenwich, Connecticut 06830
Attention: Andrew J. Sossen
Telephone: (203) 422-8191
Fax: (203) 422-8192
E-Mail: asossen@starwood.com

with copies to:

Starwood Property Trust, Inc.
1601 Washington Avenue
Miami Beach, Florida 33139
Attention: Asset Management
Email: jdiamond@starwood.com

Sidley Austin LLP
787 Seventh Avenue
New York, New York 10019
Attention: Robert L. Boyd, Esq.
Telephone: (212) 839-7352
Fax: (212) 839-5599
Email: rboyd@sidley.com]

EXHIBIT C

FORM OF PRINCIPAL REALLOCATION AMENDMENT

SCHEDULE 1

Permitted Fund Managers

FOURTH AMENDMENT TO UNCOMMITTED MASTER REPURCHASE AGREEMENT

FOURTH AMENDMENT TO UNCOMMITTED MASTER REPURCHASE AGREEMENT

THIS FOURTH AMENDMENT TO UNCOMMITTED MASTER REPURCHASE AGREEMENT (this “Amendment”), dated as of May 1, 2018, by and between JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a national banking association organized under the laws of the United States (“Buyer”) and STARWOOD PROPERTY MORTGAGE SUB-14, L.L.C. and STARWOOD PROPERTY MORTGAGE SUB-14-A, L.L.C., each a Delaware limited liability company (collectively, “Original Seller”) and STARWOOD MORTGAGE FUNDING VI LLC, a Delaware limited liability company (“Funding VI Seller”), and SPT CA FUNDINGS 2, LLC, a Delaware limited liability company (“SPT CA Seller”; together with Original Seller and Funding VI Seller, individually and/or collectively as the context may require, “Seller”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Master Repurchase Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, Original Seller and Buyer have entered into that certain Uncommitted Master Repurchase Agreement, dated as of December 10, 2015, as amended by that certain First Amendment to Uncommitted Master Repurchase Agreement, dated as of March 31, 2016, and that certain Second Amendment to Uncommitted Master Repurchase Agreement, dated as of April 25, 2016, and that certain Third Amendment to Uncommitted Master Repurchase Agreement and Amendment of Fee Letter, dated as of April 20, 2018 (the “Master Repurchase Agreement”);

WHEREAS, Sellers have requested, and Buyer has agreed, to extend the Maturity Date contained in the Master Repurchase Agreement in accordance with the terms and provisions of this Amendment; and

WHEREAS, Seller and Buyer wish to modify certain terms and provisions of the Master Repurchase Agreement.

NOW, THEREFORE, the parties hereto agree as follows:

1.    Amendments to Master Repurchase Agreement. The Master Repurchase Agreement is hereby amended as follows:

(a)    The definition of “Maturity Date” in Article 2 of the Master Repurchase Agreement is hereby deleted in its entirety and replaced with the following:

“Maturity Date” shall mean May 1, 2021 or the immediately succeeding Business Day, if such day shall not be a Business Day (the “Initial Maturity Date”), as such date may be extended subject to, and in accordance with, Article 3(n) hereof. For the sake of clarity, the Maturity Date shall not be any date beyond five (5) years from the effective date of the Fourth Amendment (the “Final Maturity Date”).

(b)    The definition of “Additional Facility Capacity Draw Conditions” in Article 2 of the Master Repurchase Agreement is hereby deleted in its entirety and replaced with the following:

“Additional Facility Capacity Draw Conditions” shall mean all of the following conditions, as determined by Buyer in its sole discretion: (i) Buyer shall have received payment from Seller of that portion of the Structuring Fee due and payable on the Additional Facility Capacity Draw Date pursuant to clause (b) of the Structuring Fee definition set forth in the Fee Letter and (ii) no Force Majeure Event, Event of Default or Margin Deficit shall have occurred and be continuing.

(c)    The following definitions are hereby added, in alphabetical order, to Article 2 of the Master Repurchase Agreement:

“Fourth Amendment” shall mean that certain Fourth Amendment to Uncommitted Master Repurchase Agreement, dated as of May 1, 2018, among Sellers and Buyer.

“Term Reset Structuring Fee” shall have the meaning specified in the Fee Letter.

(d)    Article 3(n)(i) of the Master Repurchase Agreement is hereby amended by deleting the phrase “December 10, 2020” contained in the seventeenth (17th) line thereof and replacing the same with “May 1, 2023”.

(e)    Article 3(dd) of the Master Repurchase Agreement is hereby amended by deleting the phrase “the Closing Date” contained in the second (2nd) line thereof and replacing the same with “the effective date of the Fourth Amendment”.

2.    Term Reset Structuring Fee. As consideration for Buyer’s agreement to enter into this Amendment, Buyer shall have received payment from Sellers of the Term Reset Structuring Fee on the date hereof.

3.    Effectiveness. The effectiveness of this Amendment is subject to receipt by Buyer of the following:

(a)    Amendment. This Amendment, duly executed and delivered by Sellers, Guarantor and Buyer.

(b)    Amendment to Fee Letter. The Second Amendment to Fee and Pricing Letter, dated as of the date hereof (the “Second Amendment of Fee Letter”), by and among Buyer and Sellers.

(c)    Buyer’s Costs. Payment by Sellers of the actual costs and expenses, including, without limitation, the reasonable fees and expenses of counsel to Buyer, incurred by Buyer in connection with this Amendment and the transactions contemplated hereby.

4.    Representations and Warranties. All representations and warranties in the Master Repurchase Agreement are true, correct, complete and accurate in all respects as of the date hereof (except as may be set forth in any Requested Exceptions Report and except that if any such representation or warranty

2

is expressly stated to have been made as of a specific date, then such representation or warranty shall be true and correct as of such specific date).

5.    Continuing Effect; Reaffirmation of Guarantee Agreement. As amended by this Amendment and the Second Amendment of Fee Letter, all terms, covenants and provisions of the Master Repurchase Agreement and Fee Letter are ratified and confirmed and shall remain in full force and effect. In addition, all terms, covenants and provisions of the Guarantee Agreement are hereby ratified and confirmed and shall not be released, diminished, impaired, reduced or adversely affected by this Amendment, and each party indemnifying Buyer, and Guarantor hereby consents, acknowledges and agrees to the modifications set forth in this Amendment. By its execution hereof, Guarantor hereby reaffirms its obligations under the Guarantee Agreement.

6.    Binding Effect; No Partnership; Counterparts. The provisions of the Master Repurchase Agreement and the Fee Letter, as amended hereby, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between any of the parties hereto. For the purpose of facilitating the execution of this Amendment as herein provided, this Amendment may be executed simultaneously in any number of counterparts, each of which shall be deemed to be an original, and such counterparts when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment in Portable Document Format (PDF) by email or facsimile transmission shall be effective as delivery of a manually executed counterpart thereof.

7.    Further Agreements. Seller agrees to execute and deliver such additional documents, instruments or agreements as may be reasonably requested by Buyer and as may be necessary or appropriate from time to time to effectuate the purposes of this Amendment.

8.    Governing Law. The provisions of Article 18 of the Master Repurchase Agreement are incorporated herein by reference.

9.    Headings. The headings of the sections and subsections of this Amendment are for convenience of reference only and shall not be considered a part hereof nor shall they be deemed to limit or otherwise affect any of the terms or provisions hereof.

10.    References to Transaction Documents. All references to the Master Repurchase Agreement or the Fee Letter in any Transaction Document, or in any other document executed or delivered in connection therewith shall, from and after the execution and delivery of this Amendment, be deemed a reference to the Master Repurchase Agreement or Fee Letter, as amended hereby and by the Second Amendment of Fee Letter, respectively, unless the context expressly requires otherwise.

[NO FURTHER TEXT ON THIS PAGE]

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IN WITNESS WHEREOF,  the parties have executed this Amendment as of the day first written above.

BUYER:

JPMORGAN CHASE BANK, NATIONAL
ASSOCIATION, a national banking association

By:	/s/ Thomas N. Cassino
Name:	Thomas N. Cassino
Title:	Executive Director

Signature Page to Fourth Amendment to Uncommitted Master Repurchase Agreement

SELLER:

STARWOOD PROPERTY MORTGAGE SUB-14,
L.L.C., a Delaware limited liability company

By:	/s/ Andrew J. Sossen
Name:	Andrew J. Sossen
Title:	Authorized Signatory

STARWOOD PROPERTY MORTGAGE SUB-14-
A, L.L.C., a Delaware limited liability company

By:	/s/ Andrew J. Sossen
Name:	Andrew J. Sossen
Title:	Authorized Signatory

STARWOOD MORTGAGE FUNDING VI LLC, a
Delaware limited liability company

By:	/s/ Andrew J. Sossen
Name:	Andrew J. Sossen
Title:	Authorized Signatory

SPT CA FUNDINGS 2, LLC, a Delaware limited
liability company

By:	/s/ Andrew J. Sossen
Name:	Andrew J. Sossen
Title:	Authorized Signatory

Signature Page to Fourth Amendment to Uncommitted Master Repurchase Agreement

AGREED AND ACKNOWLEDGED:

GUARANTOR:

STARWOOD PROPERTY TRUST, INC., a
Maryland corporation

By:	/s/ Andrew J. Sossen
Name:	Andrew J. Sossen
Title:	Authorized Signatory

Signature Page to Fourth Amendment to Uncommitted Master Repurchase Agreement

FIFTH AMENDMENT TO UNCOMMITTED MASTER REPURCHASE AGREEMENT

EXECUTION VERSION

FIFTH AMENDMENT TO UNCOMMITTED MASTER REPURCHASE AGREEMENT

THIS FIFTH AMENDMENT TO UNCOMMITTED MASTER REPURCHASE AGREEMENT (this “Amendment”), dated as of January 10, 2019, by and between JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a national banking association organized under the laws of the United States (“Buyer”) and STARWOOD PROPERTY MORTGAGE SUB-14, L.L.C. and STARWOOD PROPERTY MORTGAGE SUB-14-A, L.L.C., each a Delaware limited liability company (collectively, “Original Seller”) and STARWOOD MORTGAGE FUNDING VI LLC, a Delaware limited liability company (“Funding VI Seller”), and SPT CA FUNDINGS 2, LLC, a Delaware limited liability company (“SPT CA Seller”; together with Original Seller and Funding VI Seller, individually and/or collectively as the context may require, “Seller”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Master Repurchase Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, Original Seller and Buyer have entered into that certain Uncommitted Master Repurchase Agreement, dated as of December 10, 2015, as amended by that certain First Amendment to Uncommitted Master Repurchase Agreement, dated as of March 31, 2016, and that certain Second Amendment to Uncommitted Master Repurchase Agreement, dated as of April 25, 2016, and that certain Third Amendment to Uncommitted Master Repurchase Agreement and Amendment of Fee Letter, dated as of April 20, 2018, and that certain Fourth Amendment to Uncommitted Master Repurchase Agreement, dated as of May 1, 2018 (the “Master Repurchase Agreement”);

WHEREAS, Sellers have requested, and Buyer has agreed, to permit the purchase of certain Assets secured by properties located in the United Kingdom, subject to, and in accordance with, the terms and provisions of the Master Repurchase Agreement; and

WHEREAS, Seller and Buyer wish to modify certain terms and provisions of the Master Repurchase Agreement.

NOW, THEREFORE, the parties hereto agree as follows:

1.    Amendments to Master Repurchase Agreement. The Master Repurchase Agreement is hereby amended as follows:

(a)    The following definitions are hereby added to Article 2 of the Master Repurchase Agreement in correct alphabetical order:

“Applicable Currency” shall mean U.S. dollars or Pounds Sterling, as applicable.

“Approved Valuation” shall mean a valuation in form and substance reasonably satisfactory to Buyer, prepared and issued by a Valuer valuing the Mortgagor’s interest in the relevant Underlying Mortgaged Property carried out on the basis of the market value as defined in the then current Statements of Asset Valuation

Practice and Guidance Notes issued by the Royal Institution of Chartered Surveyors.

“Fifth Amendment” shall mean that certain Fifth Amendment to Uncommitted Master Repurchase Agreement, dated as of January 10, 2019, among Sellers and Buyer.

“Foreign Depository Account” shall have the meaning set forth in Article 5(a).

“Foreign Mortgage” shall mean an English law-governed security agreement pursuant to which a Mortgagor that (a) owns an Underlying Mortgaged Property located in the United Kingdom and/or (b) is incorporated or established in United Kingdom, creates security over such Mortgagor’s entire assets and undertaking (including any such Underlying Mortgaged Property) with respect to a Foreign Purchased Asset.

“Foreign Mortgage Loan” shall mean a Senior Mortgage Loan relating to an Underlying Mortgaged Property located in the United Kingdom.

“Foreign Obligor” shall mean an entity identified as a borrower and/or a guarantor in the related loan agreement under which a Foreign Mortgage Loan is made or that otherwise creates any security over any asset as security for the obligations of any entity under such Foreign Mortgage Loan.

“Foreign Purchased Asset” shall mean a Purchased Asset with respect to which the Underlying Mortgaged Property is located in the United Kingdom.

“Original Seller” shall have the meaning given thereto in the Fifth Amendment.

“Pound Sterling” shall mean the lawful currency for the time being of the United Kingdom.

“Security Deed” shall mean the Security Deed executed and delivered concurrently with the execution and delivery of the Fifth Amendment, as the same may be amended, modified and/or restated from time to time.

“Spot Rate” shall mean, as of any date of determination, the Pound Sterling/U.S. dollar spot rate determined by Buyer at or about 11:00 a.m. New York Time such date of determination as obtained from the applicable screen on Bloomberg.

“Transfer Certificate” shall mean, with respect to each Purchased Asset, the form of transfer certificate or assignment (at Buyer’s option if an assignment is an available option in the applicable jurisdiction) used to effectuate a legal transfer of the Underlying Mortgage Loan and as attached to the underlying facilities agreement, or the equivalent in the applicable jurisdiction.

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“Undertaking Letter” shall mean one or more letters, in each case from an Acceptable Attorney or another Person acceptable to Buyer, in form and substance of Exhibit XVIII or as is otherwise customary in the relevant jurisdiction, and in each case acceptable to Buyer, wherein such Acceptable Attorney or other Person described above in possession of a Purchased Asset File (a) acknowledges receipt of such Purchased Asset File and (b) confirms that such Acceptable Attorney or other Person acceptable to Buyer is holding the same as agent on behalf of Buyer under such letter.

“U.S. Purchased Asset” shall mean a Purchased Asset with respect to which the Underlying Mortgaged Property is located in any state of the United States of America.

“Valuer” shall mean a reputable firm of valuers of international standing approved by Buyer.

(b)   The following definitions contained in Article 2 of the Master Repurchase Agreement are hereby amended and restated as follows:

“Acceptable Attorney” means (i) an attorney-at-law or notary (if required in the relevant jurisdiction) or (ii) a firm of solicitors regulated by the Solicitors Regulation Authority (with respect to any Foreign Purchased Asset) that has, in each case, delivered at the applicable Seller’s request a Bailee Letter or an Undertaking Letter, as applicable, with the exception of an attorney or notary that is not satisfactory to Buyer.

“Bailee Letter” shall mean (A) with respect to any U.S. Purchased Asset, a letter from an Acceptable Attorney or from a Title Company, or another Person acceptable to Buyer in its sole and absolute discretion, in the form attached to this Agreement as Exhibit IX, wherein such Acceptable Attorney, Title Company or other Person described above in possession of a Purchased Asset File (i) acknowledges receipt of such Purchased Asset File, (ii) confirms that such Acceptable Attorney, Title Company, or other Person acceptable to Buyer is holding the same as bailee of Buyer under such letter and (iii) agrees that such Acceptable Attorney, Title Company or other Person described above shall deliver such Purchased Asset File to the Custodian by not later than the third (3rd) Business Day following the Purchase Date for the related Purchased Asset, and (B) with respect to any Foreign Purchased Asset, an Undertaking Letter.

“Depository Agreement” shall mean, individually or collectively, as the context may require, (i) that certain Deposit Account Control Agreement (Repo Collection Account), dated as of January 8, 2016 among Buyer, Original Seller and Wells Fargo Bank, National Association, relating to the Sub-14 Depository Account, (ii) that certain Deposit Account Control Agreement (Repo Collection Account), dated as of April 25, 2016, among Buyer, Funding VI Seller and U.S. Bank, National Association relating to the Funding VI Depository Account, and (iii) the deposit account control agreement or charged account control deed to be

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entered into in accordance with the terms and provisions of the Fifth Amendment, as such agreements may be amended, modified and/or restated from time to time, and/or any replacement agreement to such agreements.

“Depository” shall mean, individually or collectively, as the context may require, (i)  with respect to the Sub-14 Depository Account, Wells Fargo Bank, National Association, (ii)  with respect to the Funding VI Depository Account, U.S. Bank, National Association, and (iii)  with respect to the Foreign Depository Account, a bank or financial institutional acceptable to Buyer in connection with the establishment of the Foreign Depository Account, or any successor to each such bank appointed by Buyer in its sole discretion.

“Eligible Assets” shall mean any of the following types of assets or loans (1) that are acceptable to Buyer in its sole and absolute discretion as of the Purchase Date for the related Purchased Asset, (2) on each day, with respect to which there is no breach of the applicable representations and warranties set forth in this Agreement (including the exhibits hereto) that materially and adversely affects the value of such Asset, the Underlying Mortgaged Property related thereto or the interests of Buyer in such Asset, except to the extent specifically disclosed in writing in a Requested Exceptions Report approved by Buyer, and (3) that are secured directly or indirectly by properties that are multi-family, mixed use, industrial, office building or hospitality or such other types of commercial properties that Buyer may agree to in its sole discretion, and are properties located in either the United States of America, its territories or possessions (or elsewhere, in the sole discretion of Buyer) or the United Kingdom:

(i)     Senior Mortgage Loans, including Senior Mortgage Loans evidenced by an A-Note; provided that, to the extent that any A-Note that is a Purchased Asset represents a Senior Pari Passu Interest that does not have control over servicing and other decisions pursuant to the related participation agreement or co-lender agreement, such Senior Pari Passu Interest shall only be an Eligible Asset hereunder to the extent that it, together with all other such Senior Pari Passu Interests that are Purchased Assets, do not exceed, in the aggregate, twenty-five percent (25%) of the Maximum Facility Amount;

(ii)     Junior Mortgage Loans, including Junior Mortgage Loans evidenced by a B-Note, but only to the extent that the Senior Mortgage Loan or A-Note, as applicable, to which such Junior Mortgage Loan or B-Note relates is also a Purchased Asset;

(iii)     Participation Interests; provided, that to the extent that any Senior Pari Passu Interest that is a Purchased Asset does not have control over servicing and other decisions pursuant to the related participation agreement or co-lender agreement, such Senior Pari Passu Interest shall only be an Eligible Asset hereunder to the extent that it, together with all other such Senior Pari Passu

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Interests without such control rights, do not exceed, in the aggregate, twenty-five percent (25%) of the Maximum Facility Amount;

(iv)     Mezzanine Loans, which may be either stand-alone Mezzanine Loans or Related Mezzanine Loans (as specified in the related Confirmation); provided that, in the case of any such Asset identified in the related Confirmation as a Related Mezzanine Loan, such Asset shall be not be an Eligible Asset at any time that the related Underlying Mortgage Loan is not also a Purchased Asset;  and

(v)     any other asset types or classifications that are acceptable to Buyer, subject to its consent on all necessary and appropriate modifications to this Agreement and each of the Transaction Documents, as determined by Buyer in its sole and absolute discretion; and

Notwithstanding anything to the contrary contained in this Agreement, the following shall not be Eligible Assets for purposes of this Agreement: (i) non-performing loans; (ii) loans that are Defaulted Assets; (iii) construction loans or land loans, (iv) any Asset, where the purchase thereof would cause the aggregate  of  all  Repurchase  Prices  to  exceed  the  Maximum Facility Amount; (v) loans for which the applicable Appraisal or Approved Valuation is (a) not dated within three hundred sixty-four (364) days of the proposed Purchase Date or (b) not ordered by a “Financial Services Institution” as defined in the Interagency Appraisal and Evaluation Guidelines, (vi) any Asset, which may not be a Purchased Asset pursuant to any Requirement of Law due to a change in any Requirement of Law that affects the legal, regulatory or capital treatment of such Purchased Asset (other than any change in a Requirement of Law which permits such Purchased Asset to remain a Purchased Asset hereunder, so long as Sellers pay to Buyer such additional amounts as required pursuant to Articles 3(h),  (i),  (k) or (l), as applicable) or (vii) any Asset, where the purchase thereof would cause the aggregate of all Repurchases Prices of CMBS Purchased Assets to exceed the CMBS Purchased Asset Capacity Buyer such additional amounts as required pursuant to Articles 3(h),  (i),  (k) or (l), as applicable).

“LIBOR” shall mean, with respect to each Pricing Rate Period, the rate determined by Buyer to be (i) the per annum rate for deposits in U.S. dollars (with respect to U.S. Purchased Assets) or Pound Sterling (with respect to Foreign Purchased Assets) for a period equal to the applicable Pricing Rate Period that appears on the Thomson Reuters ICE LIBOR# Rates - LIBOR01 Page (or any successor thereto) as the London Interbank Offering Rate as of 11:00 a.m., London time, on the Pricing Rate Determination Date (rounded upwards, if necessary, to the nearest 1/1000 of 1%); (ii) if such rate does not appear on said Thomson Reuters ICE LIBOR# Rates - LIBOR01 Page, the arithmetic mean (rounded as aforesaid) of the offered quotations of rates obtained by Buyer from the Reference Banks for deposits in U.S. dollars (with respect to U.S. Purchased Assets) or Pound Sterling (with respect to Foreign Purchased Assets) for a period

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equal to the applicable Pricing Rate Period to prime banks in the London Interbank market as of approximately 11:00 a.m., London time, on the Pricing Rate Determination Date and in an amount that is representative for a single transaction in the relevant market at the relevant time; or (iii) if fewer than two (2) Reference Banks provide Buyer with such quotations, the rate per annum which Buyer determines to be the arithmetic mean (rounded as aforesaid) of the offered quotations of rates which major banks in New York, New York selected by Buyer are quoting at approximately 11:00 a.m., New York City time, on the Pricing Rate Determination Date for loans in U.S. dollars to leading European banks for a period equal to the applicable Pricing Rate Period in amounts of not less than U.S. $1,000,000.00; provided that, in each of clauses (i), (ii) and (iii) above, if such rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement. Buyer’s determination of LIBOR shall be binding and  conclusive on Sellers absent manifest error. LIBOR may or may not be the  lowest rate based upon the market for U.S. Dollar or Pound Sterling deposits, as applicable, in the London Interbank Eurodollar Market at which Buyer prices loans on the date which LIBOR is determined by Buyer as set forth above; provided, that any such determination by Buyer shall be made in the same manner as determinations made by Buyer for all similarly-situated counterparties in similar repurchase facilities.

“Maximum Purchase Price” shall mean, with respect to any Purchased Asset, the amount (expressed in the Applicable Currency) set forth in the Confirmation related thereto, which shall be equal to the product of the Maximum Advance Rate and the Market Value of such Purchased Asset as of the Purchase Date, as such amount shall be (a) increased by Future Funding Amounts actually funded in respect of such Purchased Asset by Buyer pursuant to this Agreement and (b) decreased by any principal repayments made by or on behalf of the related borrower, to the extent of the amount of such principal repayment actually paid to Buyer as a return of Purchase Price pursuant to Article 5 hereof.

“Mortgage” shall mean (i) with respect to any U.S. Purchased Asset, any mortgage, deed of trust, assignment of rents, security agreement and fixture filing, or other instruments creating and evidencing a lien on real property and other property and rights incidental thereto or (ii) with respect to a Foreign Purchased Asset, a Foreign Mortgage.

“Mortgage Note” shall mean (i) with respect to a U.S. Purchased Asset, a note or other evidence of indebtedness of a Mortgagor with respect to a Senior Mortgage Loan or Junior Mortgage Loan, and (ii) with respect to a Foreign Purchased Asset, any evidence of indebtedness of a Mortgagor.

“Mortgagor” shall mean (i) with respect to a U.S. Purchased Asset, (a) with respect to a Senior Mortgage Loan, the obligor on a Mortgage Note and the grantor of the related Mortgage, (b) with respect to a Participation Interest, the obligor on a Mortgage Note and the grantor of the related Mortgage on the Underlying Mortgage Loan related to such Participation Interest and (c) with

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respect to a Mezzanine Loan, the obligor on a Mezzanine Note and the grantor of the related security instrument related to such Mezzanine Loan, and (ii) with respect to a Foreign Purchased Asset, the Foreign Obligor that is expressed in the loan agreement for the relevant Foreign Mortgage Loan to be the legal or beneficial owner of the relevant Underlying Mortgaged Property.

“Price Differential” shall mean, with respect to any Purchased Asset as of any date, the aggregate amount obtained by daily application of the applicable Pricing Rate for such Purchased Asset to the Purchase Price of such Purchased Asset on (x) if such Purchased Asset is a U.S. Purchased Asset, a 360-day-per-year basis, and (y) if such Purchased Asset is a Foreign Purchased Asset, a 365-day-per-year basis, in each case, for the actual number of days during each Pricing Rate Period commencing on (and including) the Purchase Date for such Purchased Asset and ending on (but excluding) the date of determination (reduced by any amount of such Price Differential previously paid by the applicable Seller to Buyer with respect to such Purchased Asset).

“Primary Servicer” shall mean (i) with respect to a U.S. Purchased Asset, Wells Fargo Bank, National Association, and (ii) with respect to a Foreign Purchased Asset, Wells Fargo Bank, National Association or Mount Street Mortgage Servicing Limited, and/or any other primary servicer for any Purchased Asset approved by Buyer in its reasonable discretion, or in the case of a termination of Primary Servicer pursuant to Article 27(c), appointed by Buyer in Buyer’s sole and absolute discretion. Notwithstanding any provision to the contrary set forth elsewhere in this Agreement, immediately upon the termination of the Primary Servicing Agreement, all references in this Agreement to the term “Primary Servicer” shall automatically be changed to the term “Interim Servicer”.

“Primary Servicing Agreement” shall mean, individually and/or collectively as the context may require, (i) that certain Amended and Restated Servicing Agreement, dated as of April 25, 2016, by and between Sellers and Wells Fargo Bank, National Association, with respect to U.S. Purchased Assets and (ii) any Servicing Agreement which may hereafter be entered into by and between Sellers and a Primary Servicer with respect to Foreign Purchased Assets which agreement is approved by Sellers and Buyer in their reasonable discretion, as each of same may be amended, modified and/or restated from time to time in accordance with the terms of this Agreement.

“Remittance Date” shall mean (i) with respect to Purchased Assets other than Foreign Purchased Assets, the fifteenth (15th) calendar day of each month, or the immediately succeeding Business Day, if such calendar day shall not be a Business Day, and (ii) with respect to Purchased Assets that are Foreign Purchased Assets, unless otherwise provided in the Confirmation for such Foreign Purchased Asset, the twenty-fifth (25th) calendar day of every third (3rd) calendar month commencing with the calendar month in which the first payment date for such Foreign Purchased Asset occurs pursuant to the related facility or loan

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agreement (for example, if the first payment date for a Foreign Purchased Asset occurs in April, the Remittance Date for such Foreign Purchased Asset shall be April 25th, July 25th, October 25th and January 25th), or the immediately succeeding Business Day, if such calendar day shall not be a Business Day, or, in each case, such other day as is mutually agreed to by Sellers and Buyer. The Remittance Date for each Foreign Purchased Asset and the underlying quarterly payment dates for such Foreign Purchased Asset shall be set forth in the Confirmation for such Foreign Purchased Asset.

“Senior Mortgage Loan” shall mean, in respect of a U.S. Purchased Asset, a performing senior commercial or multifamily fixed or floating rate mortgage loan or A-Note related to a performing senior commercial or multifamily fixed or floating rate mortgage loan, in each case secured by a first lien on multifamily or commercial properties, and, in respect of a Foreign Purchased Asset, a performing senior commercial or multifamily fixed or floating rate mortgage loan secured by a first lien on multifamily or commercial properties.

(c)  The definition of “Purchase Price” contained in Article 2 of the Master Repurchase Agreement is hereby amended by (i) deleting the phrase “(expressed in dollars)” contained in the second (2nd) sentence thereof and replacing the same with the phrase “(expressed in the Applicable Currency)” and (ii) inserting the following as a new paragraph immediately following the third (3rd) sentence of such definition:

Solely for purposes of calculations related to the Maximum Facility Amount, any Transaction denominated in Pound Sterling shall be converted to the U.S. Dollar equivalent by utilizing the Spot Rate quoted by Buyer on the related Purchase Date (which shall be set forth in the applicable Confirmation).

(d)  The definition of “Transaction Documents” contained in Article 2 of the Master Repurchase Agreement is hereby amended by inserting the phrase “, the Security Deed,” immediately after the phrase “related Servicer Notice”.

(e)  The flush paragraph contained at the end of Article 2 of the Master Repurchase Agreement immediately after the defined terms is hereby amended by inserting the following immediately after the fourth (4th) sentence thereof:

References to “equivalent” of an amount means the equivalent in Pound Sterling of any amount denominated in U.S. Dollars converted at the Spot Rate.

(f)  Article 3(d) of the Master Repurchase Agreement is hereby amended by inserting the following immediately after the third (3rd) sentence thereof:

The Purchase Price for each Transaction shall be funded in the Applicable Currency denominated in the applicable Confirmation.

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(g)  Article 3(aa) of the Master Repurchase Agreement is hereby amended by inserting the following underlined phrase in clause (ii) of the proviso to the first (1st) sentence of Article 3(aa):

(ii)  such transfer of cash to Buyer shall be in an amount no less than $500,000 (or its equivalent in the Applicable Currency),

(h)  Article 5(a) of the Master Repurchase Agreement is hereby amended by deleting the first sentence thereof and replacing the same with the following:

(a) (i) Concurrently with the execution and delivery of this Agreement, Sellers shall establish a segregated deposit account (the “Sub-14 Depository Account”) in the name of Sub-14 Seller for the benefit of Buyer at Wells Fargo Bank, National Association, as Depository, (ii) on or prior to the date of the Second Amendment Date, a segregated deposit account (the “Funding VI Depository Account”) in the name of Funding VI Seller for the benefit of Buyer at U.S. Bank, National Association, as Depository and (iii) following the Fifth Amendment Date and in accordance with the terms and provisions of the Fifth Amendment, a segregated deposit account (the “Foreign Depository Account”; together with the Sub-14 Depository Account and the Funding VI Depository Account, collectively, the “Depository Accounts”) in the name of Seller for the benefit of Buyer.

(i)  Article 3(dd) of the Master Repurchase Agreement is hereby amended by deleting the phrase “the Closing Date” contained in the second (2nd) line thereof and replacing the same with “the effective date of the Fourth Amendment”.

(j)  Article 7(f) of the Master Repurchase Agreement is hereby amended by deleting clause (i)(A) thereof and replacing the same with the following:

(A)   with respect to U.S. Purchased Assets, the promissory note(s), original stock certificate or Participation Certificate (if any) in favor of such Seller or, with respect to Foreign Purchased Assets, the original loan agreement, facility agreement and any other evidence of indebtedness, in any case, evidencing the making of the Purchased Asset, with such Seller’s endorsement of such instrument to Buyer (in the case of a U.S. Purchased Asset) or a Transfer Certificate (in the case of a Foreign Purchased Asset),

(k)  Article 8 of the Master Repurchase Agreement is hereby amended by inserting the following as Article 8(c) in correct alphanumerical order:

(c)   Seller (and its Affiliates) shall not give notice of assignment to  any  underlying borrower or other obligor without the prior written consent of Buyer and the parties agree and acknowledge that for the limited purposes of English law that the assignment contained in this clause is intended to take effect only as an equitable assignment unless Buyer otherwise agrees or directs.

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(l)  Article 9(vii) of the Master Repurchase Agreement is hereby amended by deleting the second (2nd) sentence thereof and replacing the same with the following:

In the event the related Transaction is recharacterized as a secured financing of the Purchased Assets, the provisions of this Agreement (together (in relation to any Foreign Purchased Asset) with the Security Deed) are effective to create in favor of Buyer a valid security interest in all rights, title and interest of Seller in, to and under the Purchased Assets.

(m)  Article 9(x)(B) of the Master Repurchase Agreement is hereby amended and restated in its entirety as follows:

(B)    The provisions of this Agreement, the Security Deed and the related Confirmation are effective to either constitute a sale of Purchased Items to Buyer or to create in favor of Buyer a legal, valid and enforceable security interest in all right, title and interest of Seller in, to and under the Purchased Items.

(n)  Article 9(x)(C) of the Master Repurchase Agreement is hereby amended and restated in its entirety as follows:

(C)    With respect to the U.S. Purchased Assets, upon receipt by the Custodian of each Mortgage Note, Mezzanine Note, or Participation Certificate (if any), endorsed in blank by a duly authorized officer of Seller, either a purchase shall have been completed by Buyer of such Mortgage Note, Mezzanine Note or Participation Certificate (if any), as applicable, or Buyer shall have a valid and fully perfected first priority security interest in all right, title and interest of Seller in the Purchased Items described therein; and with respect to the Foreign Purchased Assets, upon receipt by the Custodian of Buyer of a Transfer Certificate or Participation Certificate (if any), endorsed in blank by a duly authorized officer of the applicable Seller either a purchase shall have been completed by Buyer of the relevant Foreign Purchased Asset or the Participation Certificate (if any), as applicable, or Buyer shall have a valid and fully perfected first priority security interest in all right, title and interest of such Seller in the Purchased Items described therein.

(o)  Article 9(x) of the Master Repurchase Agreement is hereby amended by inserting the following as clause (L) in correct alphanumerical order:

(L)    Upon execution and delivery of the Security Deed, Buyer shall have a    valid charge over, and security interest in, any deposit, escrow or reserve accounts maintained pursuant to the Purchased Asset Documents for any Foreign Purchased Asset secured by Underlying Mortgaged Properties located in the United Kingdom, and all amounts at any time on deposit therein.

(p)  Article 9(xvii) of the Master Repurchase Agreement is hereby amended by inserting the following immediately after the third (3rd) sentence thereof:

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Income in respect of a Purchased Asset is payable to Seller without any withholding or deduction for, or in respect of, United Kingdom Tax, assuming for this purpose that any necessary procedural formalities are fulfilled in order for such Income to be paid without any withholding for or on account of such Tax.

(q)  The following is hereby added as Article 9(xxxviii) to the Master Repurchase Agreement in correct alphanumerical order:

(xxxviii)     Seller warrants, represents and covenants that it has not (A) taken   any action that would cause its “centre of main interests” (as such term is used in Section 3(1) of the European Council Regulation (EC) No. 1346/2000 on Insolvency Proceedings (the “Insolvency Regulation”)) to be located in the United Kingdom or Europe or (B) registered as a company in any jurisdiction other than Delaware.

(r)  Article 10(d) of the Master Repurchase Agreement is hereby amended by adding the phrase “, the Security Deed” immediately after the phrase “pursuant to Article 6 of this Agreement”.

(s)  The following is hereby added as Article 10(k) to the Master Repurchase Agreement in correct alphanumerical order:

(k)       take any action that will cause its “centre of main interests” (as such term   is used in the Insolvency Regulation) to be located in the United Kingdom or Europe or register as a company in any jurisdiction other than Delaware.

(t)  Article 28(b) of the Master Repurchase Agreement is hereby amended by inserting the following immediately after the third (3rd) sentence thereof:

Sellers shall cause each Foreign Purchased Asset to be serviced by a servicer acceptable to Buyer and in accordance with a Servicing Agreement in form and substance acceptable to Buyer.

(u)  Exhibit V of the Master Repurchase Agreement is hereby amended by inserting the attached Schedule A containing the Form of Power of Attorney (English Law) immediately after existing Form of Attorney contained thereof.

(v)  Exhibit VI of the Master Repurchase Agreement is hereby amended by inserting the attached Schedule B containing Representations and Warranties Regarding Each Individual Purchased Asset that is a Senior Mortgage Loan Secured by Property in the United Kingdom immediately following the Representations and Warranties Regarding Each Individual Purchased Asset that is a Mezzanine Loan.

(w)  The Master Repurchase Agreement is hereby amended by inserting the attached Schedule C as new Exhibit XVIII thereto.

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2.    Post-Closing Obligations. Within forty-five (45) days after the date hereof, Seller shall, deliver, or cause to be delivered, to Buyer: (a) the Foreign Depository Agreement in form and substance reasonably acceptable to Buyer and with a Depository acceptable to Buyer, (b) opinions of outside counsel reasonably acceptable to Buyer as to such matters as Buyer may reasonably request, (c) a re- direction letter to the Servicer in respect of any Foreign Purchased Asset in form and substance acceptable to Buyer, and (d) any amendments to the Interim Servicing Agreement in connection with the execution of the Foreign Depository Agreement reasonably requested by Buyer.

3.    Effectiveness. The effectiveness of this Amendment is subject to receipt by Buyer of the following:

(a)  Amendment. This Amendment, duly executed and delivered by Sellers, Guarantor and Buyer.

(b)  Transaction Documents. Delivery of the Power of Attorney (English Law)  and Security Deed executed by the applicable Sellers.

(c)  Responsible Officer Certificate. A signed certificate from a Responsible Officer of Seller certifying: (i) that no amendments have been made to the organizational documents of Seller, Pledgor and Guarantor since April 25, 2016, unless otherwise stated therein; and (b) the authority of Seller and Guarantor to execute and deliver this Amendment and the other Transaction Documents to be executed and delivered in connection with this Amendment.

(d)  Good Standing. Certificates of existence and good standing for the Seller, Pledgor and Guarantor.

(e)  Legal Opinion. Opinions of outside counsel to Seller reasonably acceptable to Buyer as to such matters as Buyer may reasonably request.

(f)  Buyer’s Costs. Payment by Sellers of the actual costs and expenses,  including, without limitation, the reasonable fees and expenses of counsel to Buyer, incurred by Buyer in connection with this Amendment and the transactions contemplated hereby.

4.    Representations and Warranties. All representations and warranties in the Master Repurchase Agreement are true, correct, complete and accurate in all respects as of the date hereof (except as may be set forth in any Requested Exceptions Report and except that if any such representation or warranty is expressly stated to have been made as of a specific date, then such representation or warranty shall be true and correct as of such specific date).

5.    Continuing Effect; Reaffirmation of Guarantee Agreement. As amended by this Amendment, all terms, covenants and provisions of the Master Repurchase are ratified and confirmed and shall remain in full force and effect. In addition, all terms, covenants and provisions of the Guarantee Agreement are hereby ratified and confirmed and shall not be released, diminished, impaired, reduced or adversely affected by this Amendment, and each party indemnifying Buyer, and Guarantor hereby consents, acknowledges and agrees to the modifications set forth in this Amendment. By its execution hereof, Guarantor hereby reaffirms its obligations under the Guarantee Agreement.

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6.    Binding Effect; No Partnership; Counterparts. The provisions of the Master Repurchase Agreement, as amended hereby, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between any of the parties hereto. For the purpose of facilitating the execution of this Amendment as herein provided, this Amendment may be executed simultaneously in any number of counterparts, each of which shall be deemed to be an original, and such counterparts when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment in Portable Document Format (PDF) by email or facsimile transmission shall be effective as delivery of a manually executed counterpart thereof.

7.    Further Agreements. Seller agrees to execute and deliver such additional documents, instruments or agreements as may be reasonably requested by Buyer and as may be necessary or appropriate from time to time to effectuate the purposes of this Amendment.

8.    Governing Law. The provisions of Article 18 of the Master Repurchase Agreement are incorporated herein by reference.

9.    Headings. The headings of the sections and subsections of this Amendment are for convenience of reference only and shall not be considered a part hereof nor shall they be deemed to limit or otherwise affect any of the terms or provisions hereof.

10.    References to Transaction Documents. All references to the Master Repurchase Agreement in any Transaction Document, or in any other document executed or delivered in connection therewith shall, from and after the execution and delivery of this Amendment, be deemed a reference to the Master Repurchase Agreement, as amended hereby, unless the context expressly requires otherwise.

[NO FURTHER TEXT ON THIS PAGE]

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the day first written above.

BUYER:

JPMORGAN CHASE BANK, NATIONAL
ASSOCIATION, a national banking association

By:	/s/ Thomas N. Cassino
Name:	Thomas N. Cassino
Title:	Executive Director

Signature Page to Fifth Amendment to Uncommitted Master Repurchase Agreement

SELLERS:

STARWOOD PROPERTY MORTGAGE SUB-14,
L.L.C., a Delaware limited liability company

By:	/s/ Andrew J. Sossen
Name:	Andrew J. Sossen
Title:	Chief Operating Officer

STARWOOD PROPERTY MORTGAGE SUB-14-
A, L.L.C., a Delaware limited liability company

By:	/s/ Andrew J. Sossen
Name:	Andrew J. Sossen
Title:	Chief Operating Officer

STARWOOD MORTGAGE FUNDING VI LLC, a
Delaware limited liability company

By:	/s/ Andrew J. Sossen
Name:	Andrew J. Sossen
Title:	Chief Operating Officer

SPT CA FUNDINGS 2, LLC, a Delaware limited
liability company

By:	/s/ Andrew J. Sossen
Name:	Andrew J. Sossen
Title:	Chief Operating Officer

Signature Page to Fifth Amendment to Uncommitted Master Repurchase Agreement

AGREED AND ACKNOWLEDGED:

GUARANTOR:

STARWOOD PROPERTY TRUST, INC., a
Maryland corporation

By:	/s/ Andrew J. Sossen
Name:	Andrew J. Sossen
Title:	Chief Operating Officer

Signature Page to Fifth Amendment to Uncommitted Master Repurchase Agreement

SCHEDULE A

(Attached)

POWER OF ATTORNEY (English Law)

THIS DEED OF POWER OF ATTORNEY is made and given on             , by Starwood Property Mortgage Sub-14, L.L.C., a Delaware limited liability company (the “Seller”) in favour of JPMorgan Chase Bank, National Association (the “Attorney”), for the purposes and on the terms hereinafter set forth.

(A)       By an Uncommitted Master Repurchase Agreement, dated as of December 10, 2015, as amended by that certain First Amendment to Uncommitted Master Repurchase Agreement, dated as of March 31, 2016, and that certain Second Amendment to Uncommitted Master Repurchase Agreement, dated as of April 25, 2016, and that certain Third Amendment to Uncommitted Master Repurchase Agreement and Amendment of Fee Letter, dated as of April 20, 2018, that certain Fourth Amendment to Uncommitted Master Repurchase Agreement, dated as of May 1, 2018, and that certain Fifth Amendment to Uncommitted Master Repurchase Agreement, dated as of the date hereof (as the same may be further amended, restated, modified or supplemented from time-to-time, the “Master Repurchase Agreement”), the Seller agreed to sell, and the Attorney agreed to purchase, the Purchased Assets on terms requiring the Seller to repurchase the same on the terms set out therein.

(B)       In connection with the agreement of the Attorney to purchase the Purchased Assets located in the United Kingdom and for the protection of the Attorney’s interest therein, the Seller has agreed to enter into these presents for the purposes hereinafter appearing.

NOW THIS DEED WITNESSETH and THE SELLER HEREBY IRREVOCABLY APPOINTS (within the meaning of Section 4 of the Powers of Attorney Act 1971 of England & Wales) and by way of security for the performance of its obligations as Seller under the Master Repurchase Agreement the Attorney to be its true and lawful attorney in the name of the Seller or otherwise, for and on behalf of the Seller, upon the occurrence and during the continuance of an Event of Default (as defined in the Master Repurchase Agreement) to do any of the following acts, deeds and things or any of them which the Attorney considers, in each case, necessary for the protection or preservation of the Attorney’s interests and rights in and to the Purchased Assets located in the United Kingdom (in each case, subject to the terms and conditions of the applicable Purchased Asset Documents (as defined in the Master Repurchase Agreement)) :

1         To execute under hand or under seal or otherwise perfect any deeds or documents, and take such action and do all other things, as may be necessary or desirable to effect the sale and transfer of the Purchased Assets located in the United Kingdom to the Attorney (or to perfect or register the same).

2         To exercise its rights, powers and discretions in respect of the Purchased Assets located in the United Kingdom, including without limitation.

(a)         to accelerate and enforce the same (including any Security therefor);

(b)         to collect, demand, sue for and receive all monies due or payable under the Purchased Assets; and

(c)         to exercise all rights, powers and discretions under or in respect of the Purchased Assets.

3         To assign, sell, create Security over or otherwise dispose of any Purchased Asset in such manner as it may think fit.

4         The Attorney shall have the power in writing under seal by an officer of the Attorney from time to time to appoint a substitute (each, a “Substitute Attorney”) who shall have the power to act on behalf of the Seller (whether concurrently with or independently of the Attorney) as if that Substitute Attorney shall have been originally appointed as the Attorney by this Deed and/or to revoke any such appointment at any time without assigning any reason therefor provided the Attorney shall continue to be liable for the negligence, wilful misconduct or bad faith of any such Substitute Attorney appointed by it.

5         To the extent necessary, the Seller undertakes to ratify and confirm whatever the Attorney (or any Substitute Attorney) does or purports to do in good faith in the exercise of any power conferred by this Power of Attorney.

6         As used herein “Security” shall mean a mortgage, charge (fixed or floating), standard security, pledge, lien, assignment for security, hypothecation, right of set-off, reservation of title or security interest or any other agreement, trust or arrangement (including, without limitation, a sale and repurchase agreement) having a similar effect and any agreement to enter into, create or establish any of the foregoing or the equivalent of any of the foregoing in any relevant jurisdiction.

7         Notwithstanding anything to the contrary contained herein, Buyer agrees not to exercise its rights under this instrument unless an Event of Default has occurred and is continuing.

THE SELLER DECLARES THAT:

The Seller declares that a person who deals with the Attorney in good faith may accept a written statement signed by the Attorney to the effect that this Power of Attorney has not been revoked as conclusive evidence of that fact.

Words and expressions defined in the Master Repurchase Agreement shall have the same meanings in this Power of Attorney except so far as the context otherwise requires.

It is intended that this Power of Attorney takes effect as a deed notwithstanding the fact that the Seller may only execute this document under hand.

This Power of Attorney and any dispute or claim (including any non-contractual disputes or claims) arising out of or in connection with it shall be governed by and construed in accordance with English law. The courts of England shall have exclusive jurisdiction to settle any dispute or claim arising out of or in connection with this Power of Attorney or its subject matter or formation (including non-contractual disputes or claims).

[SIGNATURES ON THE FOLLOWING PAGE]

IN WITNESS WHEREOF this Power of Attorney has been executed and delivered as a deed on the day and year first before written.

Seller:

EXECUTED as a deed by Starwood Property	)
Mortgage Sub-14, L.L.C., a company incorporated	)
in Delaware, acting by	)
being a person who,	)
in accordance with the laws of that territory, is	)
acting under the authority of that company		[Authorised Signatory]
Name:
in the presence of:		Title

(Signature of Witness)

Name:
Address:
Occupation:

Signature Page to Power of Attorney (English Law) – Sub-14

SCHEDULE B

(Attached)

REPRESENTATIONS AND WARRANTIES

REGARDING EACH INDIVIDUAL PURCHASED ASSET THAT IS A

SENIOR MORTGAGE LOAN SECURED BY PROPERTY IN THE UNITED KINGDOM

1.1.        Compliance with law

Such Senior Mortgage Loan complies in all material respects with (or is exempt from) all applicable Requirements of Law relating to such Senior Mortgage Loan.

1.2.        Ownership

(a)          Seller will immediately prior to the purchase of the same by Buyer from Seller have an Eligible Interest in such Senior Mortgage Loan.

(b)          Immediately prior to the purchase of such Senior Mortgage Loan by Buyer from Seller, Seller had good marketable title to, and was the sole legal and beneficial owner of, such Senior Mortgage Loan free and clear of any and all Liens.

(c)          The entry into by Seller of this Agreement (and the agreements contemplated hereby) in relation to such Senior Mortgage Loan does not require Seller to obtain any approval, consent, authorisation or order of or registration or filing with or notice to, any court or Governmental Authority that has not been obtained.

1.3.        No default

(a)          No Purchased Asset is twenty (20) days or more delinquent in payment of principal and interest (without giving effect to any applicable grace period) and no Purchased Asset has been twenty (20) days or more (without giving effect to any applicable grace period in the related Mortgage Loan) past due.

(b)          To Seller’s Knowledge (i) there is no other material default under any of the related Purchased Asset Documents, after giving effect to any applicable notice and/or grace period and no such material default or breach has been waived in writing by Seller or on its behalf or by Seller’s predecessors-in-interest with respect to the Purchased Asset; (ii) no event has occurred that, with the passing of time or giving notice, would constitute a material default under the related Purchased Asset Documents, which in the case of clause (i) or (ii) would materially and adversely affect the value of the Purchased Asset or the value, use or operation of the related Underlying Mortgaged Property. No Purchased Asset has been accelerated and no enforcement has been initiated in respect of the related Mortgage.

(c)          If the related Mortgage or other Purchased Asset Documents provide for a grace period for delinquent payments of principal and/or interest, such grace period is no longer than ten (10) days from the applicable payment date.

1.4.        Nature

The Purchased Assets (exclusive of any default interest, late charges or prepayment premiums) are fixed rate mortgage loans or floating rate mortgage loans with a fixed term.

1.5.        Information

To Seller’s Knowledge, all information contained in the related Due Diligence Package (or as otherwise provided to Administrative Agent) in respect of each Senior Mortgage Loan is true, complete and accurate in all material respects.

1.6.        Solvency

The relevant Mortgagor is not a debtor in any bankruptcy, receivership, conservatorship, reorganisation, insolvency, moratorium, administration, examinership or similar proceeding.

1.7.        Mortgages

Subject to the Reservations, the Mortgages related to and delivered in connection with such Senior Mortgage Loan constitute valid and enforceable first priority mortgages upon the related Underlying Mortgaged Property comprising real estate prior to all other Liens, except for:

(a)          matters to which like properties are commonly subject; and

(b)          any other matters expressly agreed by Buyer,

and none of which matters referred to in items (a) and (b) above materially interferes with the security provided by such Mortgage or the marketability or current use of the Underlying Mortgaged Property comprising real estate or the current ability of the Underlying Mortgaged Property comprising real estate to generate operating income sufficient to service the Senior Mortgage Loan (items (a) and (b) above being, the “Permitted Liens”).

1.8.        Assignment of Leases and Rents

(a)          The Assignment of Leases and Rents related to and delivered in connection with such Senior Mortgage Loan establishes and creates a legal, valid, subsisting, binding and, subject to the Reservations and Permitted Liens, enforceable first priority perfected (save for the giving of any notices to third parties required to perfect the same) Lien in the related Mortgagor’s interest in all leases, sub-leases, licenses or other agreements pursuant to which any person is entitled to occupy, use or possess all or any portion of the related Underlying Mortgaged Property comprising real estate (the “Assigned Property”).

(b)          Each assignor under each such Assignment of Leases and Rents has the full right to assign the relevant Assigned Property.

(c)          Each such Assignment of Leases and Rents is sufficient (if such security constituted by such Assignment of Leases and Rents was to be enforced) to convey (subject to the Reservations) to the assignee named therein all of the assignor’s right, title and interest in, to and under the relevant Assigned Property.

(d)          To Seller’s Knowledge, no Person other than the related Mortgagor and the Mortgagee owns any interest in any payments due under the related leases.

(e)          Subject to applicable Requirements of Law, the related Mortgage or such assignment of leases and rents provision provides for the appointment of a receiver of the rents or allows the holder of the related Mortgage to enter into possession of the related Underlying Mortgaged Property to collect rent or provides for rents to be paid directly to the holder of the related Mortgage in the event of a default beyond applicable notice and grace periods, if any, under the related Purchased Asset Documents.

1.9.        Hospitality properties

The Purchased Asset Documents for each Senior Mortgage Loan that is secured by a hospitality property operated pursuant to a franchise agreement includes an executed comfort letter or similar agreement signed by the Mortgagor and franchisor of such property enforceable against such franchisor by the holder of the Mortgage. The Mortgage or related security agreement for each Mortgage Loan secured by a hospitality property creates a registered and perfected security interest in the revenues of such property.

1.10.      Mortgage status; Waivers and modifications

(a)          Except for releases required or permitted under the terms and conditions of the related Purchased Asset Documents, no Mortgage has been satisfied, cancelled, rescinded or subordinated in whole or in material part, and the related Underlying Mortgaged Property comprising real estate has not been released from such Mortgage, in whole or in material part, nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release except as specifically set forth by a document in the related Purchased Asset File.

(b)          None of the terms of any Mortgage, Assignment of Leases and Rents or other security document or instrument securing such Senior Mortgage Loan have been impaired, waived, altered or modified in any respect, except by written instruments, all of which are included in the related Purchased Asset File.

(c)          No Mortgage securing such Senior Mortgage Loan provides for or permits, without the prior written consent of the holder of the Mortgage, the related Underlying Mortgaged Property comprising real estate to secure any other debt or obligation.

1.11.      Fixtures

Subject to the Reservations and Permitted Liens, the Mortgage in respect of each Senior Loan contains valid and enforceable first priority Liens over those items of personal property located on the Underlying Mortgaged Property for such Senior Mortgage Loan that either: (a) are reasonably necessary for the Mortgagor in respect of the same to operate such Underlying Mortgaged Property; or (b) are (as indicated in the valuation obtained in connection with the origination of such Senior Mortgage Loan material to the value of the Underlying Mortgaged Property subject to Permitted Liens.

1.12.      Registrations and Filings

All acts and things have been done and all filings, recordings and registrations have been made (or will have been submitted in proper form for filing, recording and/or registration within any applicable time limits) in all public places necessary to perfect a valid first priority Lien in each Underlying Mortgaged Property securing such Senior Mortgage Loan.

1.13.      No further advances/no partly paid Assets

(a)          The proceeds of such Senior Mortgage Loan have been, or will be on the date of first utilisation of the Senior Mortgage Loan, fully disbursed and there is no obligation for future advances with respect thereto.

(b)          All escrow and reserve amounts required to be deposited by each Mortgagor on the date of first utilisation of the Senior Mortgage Loan under the related Purchased Asset Documents were deposited on such date.

(c)          All escrow deposits and payments required to be escrowed with lender by the terms of each Purchased Asset are in the possession, or under the control, of Seller (or agent of Seller), and there are no material deficiencies with regard thereto (subject to any applicable notice and cure period). All of Seller’s interest in such escrows and deposits will be secured by Seller in favour of Administrative Agent hereunder.

(d)          With respect to such Senior Mortgage Loan, any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any funds escrowed for such purpose that were to have been complied with on or before the Purchase Date for the same have been complied with, or any such funds so escrowed have not been released.

(e)          Neither Seller nor any of its Affiliates has any obligation to make any further capital contributions to any Mortgagor under such Senior Mortgage Loan.

(f)          Other than as described in paragraph (a) above, in connection with the origination of such Senior Mortgage Loan, Seller or its Affiliates has no obligation to make loans to, make guarantees on behalf of, or otherwise extend credit to, or make any of the foregoing for the benefit of, any Mortgagor or any other person under or in connection with such Senior Mortgage Loan.

1.14.      Purchased Asset Documents provisions

To the extent applicable, the Purchased Asset Documents for such Senior Mortgage Loan together with applicable law, contain customary and enforceable provisions for comparable Underlying Mortgaged Properties similarly situated such as to render the rights and remedies of the lender thereunder adequate for the practical realisation against the related Underlying Mortgaged Property of the principal benefits of the security intended to be provided thereby,

There is no exemption available to the related Mortgagor that would interfere with such right of enforcement except (a) any statutory right of redemption or (b) any limitation arising under anti- deficiency laws or by bankruptcy, receivership, conservatorship, reorganisation, insolvency, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

1.15.      Security trusts

To the extent applicable, if any Mortgage or other Lien constituted in the Purchased Asset Documents for such Senior Mortgage Loan is held on trust for the lenders and/or related parties:

(a)          a trustee, duly qualified under applicable law to serve as such, is properly designated and serving as such; and

(b)          no fees or expenses other than customary fees, costs and indemnities (including annual agency/security agency fees, transfer fees and fees for management time) are payable to such trustee by Seller in the event the related Mortgagor does not fulfil its obligations to pay such amounts under the Senior Mortgage Loan.

1.16.      Status of the Purchased Asset Documents

The Purchased Asset Documents for such Senior Mortgage Loan that were executed by or on behalf of the related Mortgagor are the legal, valid and binding obligation of such Mortgagor(s) (subject to any non-recourse provisions contained therein), enforceable in accordance with its terms except as such enforcement may be limited by anti-deficiency laws or bankruptcy, receivership, conservatorship, reorganisation, insolvency, moratorium or other similar laws affecting the enforcement of creditors’ rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and except that certain provisions of such Purchased Asset Documents are or may be unenforceable in whole or in part under applicable laws, but the inclusion of such provisions does not render any of the Purchased Asset Documents invalid as a whole, and such Purchased Asset Documents taken as a whole are enforceable to the extent necessary and customary for the practical realisation of the principal rights and benefits afforded thereby.

1.17.      Insurance

(a)          Each Underlying Mortgaged Property securing such Senior Mortgage Loan is, and is required pursuant to the related Purchased Asset Documents to be, covered by insurance (including, without limitation with respect to fire and extended perils insurance included within the classification “All Risk of Physical Loss”) on the relevant Underlying Mortgaged Property and plant and machinery thereon (including fixtures and improvements) at least equal to the lesser of the replacement cost of improvements located on such Underlying Mortgaged Property, with no deduction for depreciation, and the outstanding principal balance of such Senior Mortgage Loan (subject to customary deductibles) and in any event, the amount necessary to avoid the operation of any co-insurance provisions on a full replacement cost basis of such underlying Mortgaged Property (in some cases exclusive of foundations and footings) with an agreed amount endorsement to avoid application of any coinsurance provision; such policies contain a standard mortgagee clause naming mortgagee and its successor-in-interest as additional insureds or loss payee, as applicable.

(b)          Each Underlying Mortgaged Property comprising real estate securing such Senior Mortgage Loan is covered by business interruption or rental loss insurance in an amount at least equal to (i) three (3) years of operations, with an extended indemnity for three (3) additional years after property is repaired or rebuilt as a result of casualty or condemnation or (ii) in some cases all rents and other amounts customarily insured under this type of insurance of the Underlying Mortgaged Property.

(c)          Each Underlying Mortgaged Property comprising real estate securing such Senior Mortgaged Loan is covered comprehensive general liability insurance in an amount equal to not less than £640,000.

(d)          The relevant insurance policy for any Underlying Mortgaged Property comprising real estate securing such Senior Mortgage Loan provides cover in respect of at least three years loss of rent.

(e)          Such insurance policy contains a standard mortgagee clause that names the Seller or any other lender (or agent or trustee therefor) in respect of such Senior Mortgage Loan (each a “Mortgagee”) in respect of such Senior Mortgage Loan as an additional insured and that requires at least thirty days’ (in the case of termination or cancellation other than for non- payment of premiums) and at least ten days’ (in the case of termination or cancellation for non- payment of premiums or where applicable law so requires) prior notice to the holder of the related Mortgage, and no such notice has been received, including any notice of non-payment of premiums, that has not been cured.

(f)          Each Mortgage securing such Senior Mortgage Loan obliges the related Mortgagor to maintain all such insurance and, upon such Mortgagor’s failure to do so, authorises the holder of the Mortgage to maintain such insurance at the related Mortgagor’s cost and expense and to seek reimbursement therefor from such Mortgagor.

(g)          Any insurance proceeds in respect of loss, damage or destruction, will be applied either: (i) to the repair or restoration of all or part of the related Underlying Mortgaged Property comprising real estate; or (ii) the reduction of the outstanding principal balance of such Senior Mortgage Loan, subject in either case to requirements with respect to leases at the related Underlying Mortgaged Property comprising real estate and to other exceptions customarily provided for by prudent institutional lenders for similar loans.

(h)          The related Underlying Mortgaged Property is insured by an insurance policy, issued by an insurer meeting the requirements of such Purchased Asset and having a claims-paying or financial strength rating of at least A-1 or higher by Standard & Poor's Rating Services or Fitch Ratings Ltd or A3 or higher by Moody's Investors Service Limited. The insurer issuing each of the foregoing insurance policies is qualified to write insurance in the jurisdiction where the related Underlying Mortgaged Property is located.

(i)           All premiums with respect to the insurance policies insuring each Underlying Mortgaged Property have been paid in a timely manner or escrowed to the extent required by the Purchased Asset Documents, and Seller has not received any notice of cancellation or termination. The relevant Purchased Asset File contains the insurance policy required for such Purchased Asset or a certificate of insurance for such insurance policy.

(j)           None of the Purchased Asset Documents contain any provision that expressly excuses the related borrower from obtaining and maintaining insurance coverage for acts of terrorism and, in circumstances where terrorism insurance is not expressly required, the mortgagee is not prohibited from requesting that the related borrower maintain such insurance, in each case, to the extent such insurance coverage is generally available for like properties in such jurisdictions at commercially reasonable rates. Each Underlying Mortgaged Property is insured by an “all-risk” casualty insurance policy that does not contain an express exclusion for (or, alternatively, is covered by a separate policy that insures against property damage resulting from) acts of terrorism.

1.18.      Mortgagor

(a)          The owners of each Underlying Mortgaged Property securing such Senior Mortgage Loan were duly organised and validly existing and, as of the time of the origination of such Senior Mortgage Loan with requisite power and authority to own their assets and to transact the business in which they is now engaged, and such Underlying Mortgaged Properties constitute the principal assets of the owners of such Underlying Mortgaged Property.

(b)          The owners of each Underlying Mortgaged Property comprising real estate securing such Senior Mortgage Loan has good and marketable title to such Underlying Mortgaged Property comprising real estate and such owners have not received any written notice regarding any violation of any easement, restrictive covenant or similar instrument affecting the Underlying Mortgaged Property comprising real estate that would materially and adversely affect the value or marketability of the related Underlying Mortgaged Property comprising real estate.

1.19.      Leasehold Title

Each Underlying Mortgaged Property comprising real estate securing such Senior Mortgage Loan consists of the related Mortgagor’s freehold estate or, if such Senior Mortgage Loan is secured in whole or in part by the interest of a Mortgagor under a Ground Lease, by the related Mortgagor’s interest in the Ground Lease. With respect to any Senior Mortgage Loan secured by a Ground Lease:

(a)          such Ground Lease has, where registerable, been duly registered; such Ground Lease permits the current use of the Underlying Mortgaged Property comprising real estate and permits or does not prohibit the interest of the Ground Lessee thereunder to be encumbered by the related Mortgage and does not restrict the use of the related Underlying Mortgaged Property comprising real estate by such Ground Lessee, its successors or assigns in a manner that would adversely affect the security provided by the related Mortgage by limiting in any way its current use; and there has been no material change in the payment terms of such Ground Lease since the origination or acquisition of the related Purchased Loan, with the exception of material changes reflected in written documents that are a part of the related Purchased Asset File;

(b)          such Ground Lease is in full force and effect, and Seller has received no notice that an event of default has occurred thereunder, and, to Seller’s Knowledge, there exists no condition that, but for the passage of time or the giving of notice, or both, would result in a breach of covenant under the terms of such Ground Lease;

(c)          such Ground Lease has an original term (including any extension options set forth therein) which extends at least twenty (20) years beyond the stated maturity date of such Senior Mortgage Loan;

(d)          under the terms of such Ground Lease, any estoppel or consent letter received by the Mortgagee from the Lessor and the related Mortgage, taken together, any related insurance proceeds will be applied either to the repair or restoration of all or part of the related Underlying Mortgaged Property comprising real estate, with the Mortgagee having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party (including the relevant insurer) to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender for conduit programs), or to the payment or defeasance of the outstanding principal balance of such Senior Mortgage Loan together with any accrued interest thereon;

(e)          such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by Seller; such Ground Lease contains a covenant (or applicable laws provide) that the lessor thereunder is not permitted, in the absence of an uncured default, to disturb the possession, interest or quiet enjoyment of any lessee in the relevant portion of such Underlying Mortgaged Property subject to such Ground Lease for any reason, or in any manner, which would materially adversely affect the security provided by the related Mortgage;

(f)          such Ground Lease may not be amended, modified, cancelled or terminated without the prior written consent of Seller in its capacity as lender under the Purchased Asset Documents for such Senior Mortgage Loan and any such action without such consent is not binding on Seller in its capacity as lender under such Purchased Asset Documents, its successors or assigns, except termination or cancellation if (i) an event of default occurs under the Ground Lease, (ii) notice thereof is provided to Seller in its capacity as lender under such Purchased Asset Documents and (iii) (A) such default is curable by Seller in its capacity as lender under such Purchased Asset Documents provided in the Ground Lease but remains uncured beyond the applicable cure period, (B) in the case of any such default that is not curable by such Mortgagee, or in the event of the bankruptcy or insolvency of the lessee under such Ground Lease, such Mortgagee has the right, following termination of the existing Ground Lease or rejection thereof by a liquidator or similar party, to enter into a new ground lease with the lessor on substantially the same terms as the existing Ground Lease; and (C) all rights of the Mortgagor under such Ground Lease may be exercised by or on behalf of such Mortgagee under the related Mortgage upon enforcement;

(g)          upon the enforcement of the related Senior Mortgage Loan, the Mortgagor’s interest in such Ground Lease is assignable to the Mortgagee under the leasehold estate and its assigns without the consent of the lessor thereunder (or, if any such consent is required, it has been obtained prior to the date on which Seller purchases an Eligible Interest related to such Asset (or acceptance of a deed in lieu thereof);

(h)          the Ground Lease or ancillary agreement between the lessor and the Ground Lessee requires the lessor to give notice of any default by the Ground Lessee to the Mortgagee. The

Ground Lease or ancillary agreement further provides that no notice given is effective against the Mortgagee unless a copy has been given to the Mortgagee in a manner described in the Ground Lease or ancillary agreement;

(i)           a Mortgagee is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession under the Ground Lease) to cure any curable default under such Ground Lease before the lessor thereunder may terminate such Ground Lease;

(j)           if applicable and to the Knowledge of Seller, the lessor under such Ground Lease consented to and acknowledged: (i) the creation of the Mortgage for such Senior Mortgage Loan; and (ii) that any enforcement of such Senior Mortgage Loan and related change in ownership of the Ground Lessee will not require the consent of the lessor under such Ground Lease or constitute a default under such Ground Lease; and

(k)          such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related fee or long leasehold interest and Permitted Encumbrances and such Ground Lease is, and shall remain, prior to any mortgage or other lien upon the related fee or long leasehold interest unless a non-disturbance agreement is obtained from the holder of any mortgage on the fee or long leasehold interest that is assignable to or for the benefit of the related lessee and the related Mortgagee.

1.20.      Advancement of funds to Seller

No Seller or other lender to the owner of such Underlying Mortgaged Property has nor have any of its agents or predecessors in interest with respect to the Purchased Assets, in respect of such Purchased Asset, directly or indirectly, advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Underlying Mortgaged Property other than (a) interest accruing on such Purchased Asset from the date of such disbursement of such Purchased Asset to the date which preceded by thirty (30) days the first payment date under the related Mortgage Loan and (b) application and commitment fees, escrow funds, points and reimbursements for fees and expenses, incurred in connection with the origination and funding of the Purchased Asset.

1.21.      Cross-collateralisation; Cross-default

Such Senior Mortgage Loan is not cross-collateralised or cross-defaulted with any loan or debt securities other than one or more other Senior Mortgage Loans.

1.22.      Releases of Underlying Mortgaged Property

The Purchased Asset Documents for such Senior Mortgage Loan do not require the Mortgagee to release all or any material portion of the related Underlying Mortgaged Property from the related Mortgage except upon payment in full of all amounts due under such Senior Mortgage Loan in relation to such Underlying Mortgaged Property; provided that notwithstanding the foregoing, certain of the Purchased Assets may allow partial release (a) upon payment or defeasance of an allocated loan amount which may be formula based, but in no event less than 110% of the allocated loan amount, or (b) in the event the portion of the Underlying Mortgaged Property being released was not given any material value in connection with the underwriting or valuation of the related Purchased Asset.

1.23.      Acceleration Right

The Purchased Asset Documents for such Senior Mortgage Loan contain provisions for the acceleration of the payment of the unpaid principal balance of such Senior Mortgage Loan if, without complying with the requirements of the related Purchased Asset Documents, (a) the related Underlying Mortgaged Property, or any controlling interest in the related Mortgagor, is directly transferred or sold in a mortgagor, issuance of non-controlling new equity interests, transfers among existing members, partners or shareholders in such Mortgagor or an Affiliate thereof, transfers among affiliated Mortgagors with respect to such Senior Mortgage Loan which are cross-collateralised or cross-defaulted with other mortgage loans or multi-property loans or transfers of a similar nature (such as pledges of ownership interests that do not result in a change of control) or a substitution or release of collateral), or (b) the related Underlying Mortgaged Property or controlling interest in the borrower is encumbered in connection with subordinate financing by a Lien against the related Underlying Mortgaged Property, other than any existing permitted additional debt or debt otherwise permitted in the Purchased Asset Documents. The Purchased Asset Documents for such Senior Mortgage Loan require the borrower to pay all reasonable costs incurred by the Mortgagor with respect to any transfer (of any property which is subject to a Mortgage), assumption or encumbrance requiring lender’s approval.

1.24.      Approval Rights

Pursuant to the terms of the Purchased Asset Documents for such Senior Mortgage Loan: (a) no material terms of any related Mortgage may be waived, cancelled, subordinated or modified in any material respect and no material portion of such Senior Mortgage Loan or the Underlying Mortgaged Property may be released without the consent of the holder of such Senior Mortgage Loan, except to the extent such release is permitted under the terms of the related Purchased Asset Documents; (b) no material action affecting the value of the related Underlying Mortgaged Property may be taken by the owner of the related Underlying Mortgaged Property with respect to such Underlying Mortgaged Property without the consent of the holder of such Senior Mortgage Loan; (c) the holder of such Senior Mortgage Loan is entitled to approve the business plan or operational budget of the owner of the related Underlying Mortgaged Property as it relates to such Underlying Mortgaged Property; and (d) the consent of the holder of such Senior Mortgage Loan is required prior to the owner of the related Underlying Mortgaged Property incurring any additional indebtedness in each case, subject to such exceptions as are customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Underlying Mortgaged Property in the jurisdiction in which such Underlying Mortgaged Property is located.

1.25.      No equity participation or contingent interest

Such Senior Mortgage Loan contains no equity participation by the lender or shared appreciation feature or profit participation feature, does not provide for negative amortisation, does not provide for any contingent or additional interest in the form of participation in the cash flow of the related Underlying Mortgaged Property and does not have capitalised interest included in its principal balance.

1.26.      Inspections

Seller inspected or caused to be inspected each related Underlying Mortgaged Property within twelve (12) months of the related Purchase Date. An engineering report or property condition assessment was prepared in connection with the origination of each Purchased Asset no more than twelve (12) months prior to the related Purchase Date. To Seller’s Knowledge, there exists no material damage to any Underlying Mortgaged Property that would have a material adverse effect on the value of such Underlying Mortgaged Property as security for the related Purchased Asset other than those disclosed in the engineering report or property condition assessment.

1.27.      Subordinated interests

(a)          Such Senior Mortgage Loan does not permit the related Underlying Mortgaged Property to be encumbered by any Lien subordinate to or of equal priority with the related Mortgage without the prior written consent of the holder thereof subject to such exceptions as are customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Underlying Mortgaged Property in the jurisdiction in which such Underlying Mortgaged Property is located.

(b)          To the Knowledge of Seller none of the Underlying Mortgaged Properties securing such Senior Mortgage Loan is subject to any Lien which is subordinate to or of equal priority with the related Mortgage subject to such exceptions as are customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Underlying Mortgaged Property in the jurisdiction in which such Underlying Mortgaged Property is located.

1.28.      Origination and Servicing

(a)          The origination (or acquisition), servicing and collection practices used by Seller (and if the Senior Mortgage Loan was not originated by Seller, to the Knowledge of Seller, the origination, servicing and collection practices used by such originator) in respect of such Senior Mortgage Loan have been in all respects legal, proper and prudent and have met customary industry standards for origination (or acquisition) servicing of commercial property loans (similar to such Senior Mortgage Loans).

(b)          The originator of such Senior Mortgage Loan was authorised to do business in the jurisdiction in which the related Underlying Mortgaged Property is located at all times when it originated and held such Senior Mortgage Loan.

1.29.      Licenses and permits

The related Underlying Mortgaged Property is, in all material respects, in compliance with, and is used and occupied in accordance with, all restrictive covenants of record applicable to such Underlying Mortgaged Property and applicable planning laws and all inspections, licenses, permits and certificates of occupancy required by law, ordinance or regulation to be made or issued with regard to the Underlying Mortgaged Property have been obtained and are in full force and effect, except to the extent the failure to obtain or maintain such inspections, licenses, permits or certificates of occupancy does not materially impair or materially and adversely affect the use and/or operation of the Underlying Mortgaged Property as it was used and operated as of the date of origination of the Purchased Asset or the rights of a holder of the related Purchased Asset.

1.30.      Intentionally omitted

1.31.      Single purpose entity

The Mortgagor in respect of such Senior Mortgage Loan was, as of the origination of such Senior Mortgage Loan, a Special Purpose Vehicle. For this purpose, a “Special Purpose Vehicle” shall mean an entity, other than an individual, in relation to who, the Purchased Asset Documents for such Senior Mortgage Loan provide that it was formed or organised solely for the purpose of owning and operating one or more related Underlying Mortgaged Properties securing such Senior Mortgage Loan and prohibit it from engaging in any business unrelated to such Underlying Mortgaged Property or Properties and the financing thereof does not have any assets other than those related to its interest in such Underlying Mortgaged Property or Properties or the financing thereof, or any indebtedness other than as permitted by the related Mortgage or the other related Purchased Asset Documents, that it has its own books and records and accounts separate and apart from any other person, and that it holds itself out as a legal entity, separate and apart from any other person, except as permitted by the related Mortgage or other Purchased Asset Documents.

1.32.      Business plan, operational budget or financial statement

The related Purchased Asset Documents for such Senior Mortgage Loan require the related Mortgagor to furnish to the mortgagee at least annually a business plan or operational budget statement with respect to the related Underlying Mortgaged Property showing amounts expected to be disbursed in the forthcoming year.

1.33.      No offsets, defences or counterclaims

Except with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, prepayment premiums or yield maintenance charges, neither the Purchased Asset nor any of the related Purchased Asset Documents is subject to any right of rescission, set-off, abatement, diminution, valid counterclaim or defence, including the defence of usury, nor will the operation of any of the terms of any such Purchased Asset Documents, or the exercise (in compliance with procedures permitted under applicable law) of any right thereunder, render any Purchased Asset Documents subject to any right of rescission, set-off, abatement, diminution, valid counterclaim or defence, including the defence of usury (subject to anti-deficiency or one form of action laws and to bankruptcy, receivership, conservatorship, reorganisation, insolvency, moratorium or other similar laws affecting the enforcement of creditor’s rights generally and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law)), and no such right of rescission, set-off, abatement, diminution, valid counterclaim or defence has been asserted with respect thereto.

1.34.      Transferability

Other than consents and approvals obtained as of the related Purchase Date, or those already granted in the related Mortgage and/or Mortgage Loan, no consent or approval by any Person is required in connection with Seller’s sale and/or Administrative Agent’s acquisition of such Purchased Asset, for Administrative Agent’s exercise of any rights or remedies in respect of such Purchased Asset (except for compliance with applicable Requirements of Law in connection with the exercise of any rights or remedies by Administrative Agent) or for Administrative Agent’s sale, pledge or other disposition of such Purchased Asset. No third party holds any “right of first refusal”, “right of first negotiation”, “right of first offer”, purchase option or other similar rights of any kind, and no other impediment exists to any such transfer or exercise of rights or remedies.

1.35.      Valuation

A valuation of the related Underlying Mortgaged Property was conducted in connection with the origination of such Purchased Asset, and to Seller’s Knowledge, such valuation satisfied in all material respects the requirements for a valuation on a market value basis as defined in the then current Royal Institution of Chartered Surveyors Appraisal and Valuation Manual in association with the Incorporated Society of Valuers and Auctioneers and the Institute of Revenues Rating and Valuation, Practice Statement 4 (or its successor) (or its equivalent in any applicable jurisdiction).

1.36.      No Fraud

No fraudulent acts were committed by Seller in connection with its acquisition or origination of such Senior Mortgage Loan nor, to Seller’s Knowledge, were any fraudulent acts committed by any Person in connection with the origination of such Senior Mortgage Loan.

1.37.      Title

Seller (or an agent thereof) has obtained from lawyers appointed by it (or by the related Mortgagor) or with its consent a Certificate of Title which showed no adverse entries, or, if such report did reveal any adverse entry, such entry would not have caused a reasonably prudent lender of money secured on commercial property to decline to proceed with the related advance on its agreed terms.

1.38.      Transfer Certificate

Each related Transfer Certificate (as defined in the related Purchased Asset) executed by Seller in blank, (assuming the insertion of an assignee’s name and date) will constitute the legal, valid and binding first priority assignment of such Purchased Asset from Seller to such named assignee (except as such enforcement may be limited by anti-deficiency laws or bankruptcy, receivership, conservatorship, reorganisation, insolvency, moratorium or other similar laws affecting the enforcement of creditors’ rights generally, and by general principles of equity

(regardless of whether such enforcement is considered in a proceeding in equity or at law)) (collectively, the “Standard Qualifications”).

1.39.      Improvements

None of the improvements that were included for the purpose of determining the valuation of the related Underlying Mortgaged Property at the time of the origination of such Purchased Asset lies outside the boundaries and building restriction lines of such Underlying Mortgaged Property, except Underlying Mortgaged Properties which are non-conforming uses, and no improvements on adjoining properties encroach upon such Underlying Mortgaged Property, with the exception in each case of immaterial encroachments that do not materially adversely affect the security intended to be provided by the related Mortgage or the use, enjoyment, value or marketability of such Underlying Mortgaged Property.  With respect to each Purchased Asset, the property legally described in the survey, if any, obtained for the related Underlying Mortgaged Property for purposes of the origination thereof is the same as the property legally described in the Mortgage.

1.40.      No compulsory purchase

To Seller’s Knowledge, there are no proceedings pending or threatened, for the total compulsory purchase of the relevant Underlying Mortgaged Property or a partial compulsory purchase of the relevant Underlying Mortgaged Property that would have a material adverse effect on the value of such Underlying Mortgaged Property as security for the related Purchased Asset.

1.41.      Environmental matters

(a)          An Environmental Site Assessment relating to each Underlying Mortgaged Property and prepared no earlier than twelve (12) months prior to the Purchase Date was obtained and reviewed by Seller in connection with the origination of such Purchased Asset and a copy is included in the Purchased Asset File.

(b)          To Seller’s Knowledge, except as may be set forth in the Environmental Site Assessment, there are no adverse circumstances or conditions with respect to or affecting the Underlying Mortgaged Property that would constitute or result in a material violation of any applicable environmental laws, rules and regulations (collectively, “Environmental Laws”), other than with respect to an Underlying Mortgaged Property (i) for which environmental insurance is maintained, (ii) that would require (x) any expenditure less than or equal to five percent (5%) of the outstanding principal balance of the Mortgage Loan to achieve or maintain compliance in all material respects with any Environmental Laws or (y) any expenditure greater than five percent (5%) of the outstanding principal balance of such Purchased Asset to achieve or maintain compliance in all material respects with any Environmental Laws for which, in connection with this clause (y), adequate sums, but in no event less than 125% of the estimated cost as set forth in the Environmental Site Assessment, were reserved in connection with the origination of the Purchased Asset and for which the related Mortgagor has covenanted to perform, (iii) as to which the related Mortgagor or one of its affiliates is currently taking or required to take such actions, if any, with respect to such conditions or circumstances as have been recommended by the Environmental Site Assessment or required by the applicable Governmental Authority, (iv)

as to which another responsible party not related to the Mortgagor with assets reasonably estimated by Seller at the time of origination to be sufficient to effect all necessary or required remediation identified in a notice or other action from the applicable Governmental Authority is currently taking or required to take such actions, if any, with respect to such regulatory authority’s order or directive, (v) as to which the conditions or circumstances identified in the Environmental Site Assessment were investigated further and based upon such additional investigation, an environmental consultant recommended no further investigation or remediation, (vi) as to which a party with financial resources reasonably estimated to be adequate to cure the condition or circumstance that would give rise to such material violation provided a guarantee or indemnity to the related Mortgagor or to the mortgagee to cover the costs of any required investigation, testing, monitoring or remediation, (vii) as to which the related Mortgagor or other responsible party obtained a “No Further Action” letter or other evidence reasonably acceptable to a prudent commercial mortgage lender that applicable Governmental Authorities had no current intention of taking any action, and are not requiring any action, in respect of such condition or circumstance, or (viii) that would not require substantial cleanup, remedial action or other extraordinary response under any Environmental Laws reasonably estimated to cost in excess of five percent (5%) of the outstanding principal balance of such Purchased Asset;

(c)          With respect to any material adverse environmental condition set forth in the Environmental Site Assessment, there exists either (i) environmental insurance with respect to such Underlying Mortgaged Property or (ii) an amount in an escrow account charged as security for such Purchased Asset under the relevant Purchased Asset Documents equal to no less than 125% of the amount estimated in such Environmental Site Assessment as sufficient to pay the cost of such remediation or other action in accordance with such Environmental Site Assessment. Except for any hazardous materials being handled in accordance with applicable Environmental Laws, (i) the related Underlying Mortgaged Property is not being used for the treatment or disposal of hazardous materials; (ii) no hazardous materials are being used or stored or generated for off-site disposal or otherwise present at such Underlying Mortgaged Property other than hazardous materials of such types and in such quantities as are customarily used or stored or generated for off-site disposal or otherwise present in or at properties of the relevant property type; and (iii) such Underlying Mortgaged Property is not subject to any environmental hazard (including, without limitation, any situation involving hazardous materials) that under the Environmental Laws would have to be eliminated before the sale of, or that could otherwise reasonably be expected to adversely affect in more than a de minimis manner the value or marketability of, such Underlying Mortgaged Property.

(d)          The related Mortgage or other Purchased Asset Documents contain covenants on the part of the related Mortgagor requiring its compliance with any present or future Environmental Laws and regulations in connection with the Underlying Mortgaged Property.

(e)          For each of the Purchased Assets that is covered by environmental insurance, each environmental insurance policy is in an amount equal to 125% of the outstanding principal balance of the related Purchased Asset and has a term ending no sooner than the date that is five years after the maturity date (or, in the case of an ARD Loan, the final maturity date) of the related Purchased Asset. All environmental assessments or updates that were in the possession of Seller and that relate to an Underlying Mortgaged Property as being insured by an environmental insurance policy have been delivered to or disclosed to the environmental insurance carrier issuing such policy prior to the issuance of such policy.

1.42.      Governmental action

To Seller’s Knowledge, as of the date of first utilization of the Senior Mortgage Loan of the related Purchased Asset, and, as of the Purchase Date, there are no actions, suits, arbitrations or governmental investigations or proceedings by or before any court or other Governmental Authority or agency now pending against or affecting the Mortgagor under any Purchased Asset or any Underlying Mortgaged Property that, if determined against such Mortgagor or such Underlying Mortgaged Property, would materially and adversely affect the value of such Underlying Mortgaged Property, the security intended to be provided with respect to the related Purchased Asset, or the ability of such Mortgagor and/or the current use of such Underlying Mortgaged Property to generate net cash flow to pay principal, interest and other amounts due under the related Purchased Asset.

1.43.      Underwriting

Each Purchased Asset complied at origination, in all material respects, with all of the terms, conditions and requirements of Seller’s underwriting standards applicable to such Purchased Asset and since origination, the Purchased Asset has been serviced in all material respects in a legal manner in conformance with Seller’s servicing standards.

1.44.      Financial statements

The Purchased Asset Documents require the Mortgagor to provide the holder of the Purchased Asset with at least annual financial statements and as initial conditions precedent, rent rolls (if applicable).

1.45.      Easements

The following statements are true with respect to the related Underlying Mortgaged Property: (a) the Underlying Mortgaged Property is located on or adjacent to a dedicated road or has access to an irrevocable easement permitting ingress and egress and (b) the Underlying Mortgaged Property is served by public or private utilities, water and sewer (or septic facilities) and otherwise appropriate for the use in which the Underlying Mortgaged Property is currently being utilised.

1.46.      Withholding tax

All payments of principal interest and other sums due from any borrower to Seller in respect of any Underlying Mortgaged Property are made to it under any Mortgage Loan without any deduction or withholding for or on account of Tax.

Additional Required Defined Terms

“Appraised Value” means in relation to any Underlying Mortgaged Property comprising real estate the value set forth in a valuation made in connection with the origination of the related

Mortgage Loan (or, where available, the most recent valuation received by Seller prior to Seller’s purchase of a financial interest in such Underlying Mortgaged Property comprising real estate) equal to the value of such Underlying Mortgaged Property comprising real estate.

“Assignment of Leases and Rents” means any assignment of leases and rents pursuant to the terms of the relevant Mortgage in connection with each Senior Mortgage Loan.

“Eligible Interest” means, in relation to any Senior Mortgage Loan, 100 per cent. (100%) of Seller’s unencumbered ownership of any loan advanced by Seller on a secured basis to any company or entity (which interest, for the avoidance of doubt, refers to the lender’s participation in the relevant debt instrument held by the lender and shall not be construed as a requirement that the lender hold the entire loan facility which is made available to a borrower).

“Ground Lease” means a lease for all or any portion of the real property comprising the Underlying Mortgaged Property comprising real estate, the Ground Lessee’s interest in which is held by the Mortgagor in respect of the related Senior Mortgage Loan.

“Ground Lessee” means the ground lessee under a Ground Lease.

“Information” means, with respect to each Senior Mortgage Loan, the documents, reports and written information required to be provided by or on behalf of Seller in connection with the purchase of the same by Buyer under this Agreement, including any conditions precedent thereto.

“Reservations” means:

(a)          the principles that equitable remedies are remedies which may be granted or refused at the discretion of the court, the limitation of enforcement on public policy grounds or by laws relating to bankruptcy, administration, examinership, insolvency, liquidation, reorganisation, court schemes, moratoria, administration and other laws generally affecting the rights of creditors; and

(b)          the time barring of claims under any applicable limitation acts, statutes or equivalent laws, the possibility that an undertaking to assume liability for or indemnify a person against non-payment of UK stamp duty may be void and defences of set-off or counterclaim.

SCHEDULE C

(Attached)

EXHIBIT XVIII

FORM OF UNDERTAKING LETTER

[Letterhead of Law Firm]

[DATE]

JPMorgan Chase Bank, National Association
383 Madison Avenue
New York, New York 10179
Attention:	Thomas Nicholas Cassino

JPMorgan Chase Bank, National Association
Four Chase MetroTech Center
4th Floor
Brooklyn, New York 11245
Attention:	Nancy S. Alto

(as Buyer under the MRSA)

Dear Sirs,

Facility agreement made between, amongst others, (1) [•] as borrower; (2) [applicable Seller] as original lender and (2) [•] as agent (the "Agent") (the "Facility Agreement").

We have obtained instructions from the Agent on behalf of the Finance Parties (as defined in the Facility Agreement) to issue this undertaking.

We are holding the deeds and documents relating to the Facility Agreement set out in Schedule 1 to this letter (the “Documents”). We hereby undertake to hold all the Documents strictly to your order or as you direct at all times.

Yours faithfully,

[NAME OF LAW FIRM]

SCHEDULE 1

SCHEDULE OF DEEDS AND DOCUMENTS

RELATING TO

[NAME OF TRANSACTION]

Date	Document	Parties

SIXTH AMENDMENT TO UNCOMMITTED MASTER REPURCHASE AGREEMENT

EXECUTION VERSION

SIXTH AMENDMENT TO UNCOMMITTED MASTER REPURCHASE AGREEMENT

THIS SIXTH AMENDMENT TO UNCOMMITTED MASTER  REPURCHASE AGREEMENT (this “Amendment”), dated as of September 17, 2019, by and between JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a national banking association organized under the laws of the United States (“Buyer”) and STARWOOD PROPERTY MORTGAGE  SUB-14,   L.L.C.  and  STARWOOD PROPERTY   MORTGAGE   SUB-14-A,L.L.C., each a Delaware limited liability company (collectively, “Original Seller”) and STARWOOD MORTGAGE FUNDING VI LLC, a Delaware limited liability company (“Funding VI Seller”), and SPT CA FUNDINGS 2, LLC, a Delaware limited liability company (“SPT CA Seller”; together with Original Seller and Funding VI Seller, individually and/or collectively as the context may require, “Seller”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Master Repurchase Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, Original Seller and Buyer have entered into that certain Uncommitted Master Repurchase Agreement, dated as of December 10, 2015, as amended by that certain First Amendment to Uncommitted Master Repurchase Agreement, dated as of March 31, 2016, and that certain Second Amendment to Uncommitted Master Repurchase Agreement, dated as of April 25, 2016, and that certain Third Amendment to Uncommitted Master Repurchase Agreement and Amendment of Fee Letter, dated as of April 20, 2018, and that certain Fourth Amendment to Uncommitted Master Repurchase Agreement, dated as of May 1, 2018, and that certain Fifth Amendment to Uncommitted Master Repurchase Agreement, dated as of January 10, 2019 (the “Master Repurchase Agreement”); and

WHEREAS, Seller and Buyer wish to modify certain terms and provisions of the Master Repurchase Agreement.

NOW, THEREFORE, the parties hereto agree as follows:

1.       Amendments to Master Repurchase Agreement. The Master Repurchase Agreement is hereby amended as follows:

(a)   The following definitions in Article 2 of the Master Repurchase Agreement are hereby deleted in their entirety and replaced with the following:

“Acceptable Attorney” means (i) an attorney-at-law or notary (if required in the relevant jurisdiction) or (ii) a firm of solicitors regulated by the Solicitors Regulation Authority (with respect to any Foreign Purchased Asset secured by Underlying Mortgaged Property located in England) that has, in each case, delivered at the applicable Seller’s request a Bailee Letter or an Undertaking Letter, as applicable, with the exception of an attorney or notary that is not satisfactory to Buyer.

“Applicable Currency” shall mean U.S. dollars, Pounds Sterling or Euro, as applicable.

“Approved Valuation” shall mean a valuation in form and substance reasonably satisfactory to Buyer, prepared and issued by a Valuer valuing the Mortgagor’s interest in the relevant Underlying Mortgaged Property carried out on the basis of the market value as defined in the then current Statements of Asset Valuation Practice and Guidance Notes issued by the Royal Institution of Chartered Surveyors or its equivalent in any applicable jurisdiction.

“Depository” shall mean, individually or collectively, as the context may require, (i)   with respect to the Sub-14 Depository Account and the GBP Depository Account, Wells Fargo Bank, National Association, (ii) with respect to the Funding VI Depository Account, U.S. Bank, National Association, and (iii) with respect to the EUR Depository Account, a bank or financial institutional acceptable to Buyer in connection with the establishment of the EUR Depository Account, or any successor to each such bank appointed by Buyer in its sole discretion.

“Depository Agreement” shall mean, individually or collectively, as the context may require, (i) that certain Amended and Restated Deposit Account Control Agreement (Repo Collection Account), dated as of April 23, 2019 among Buyer, Original Seller and Wells Fargo Bank, National Association, relating to the Sub- 14 Depository Account and the GBP Depository Account, (ii) that certain Deposit Account Control Agreement (Repo Collection Account), dated as of April 25, 2016, among Buyer, Funding VI Seller and U.S. Bank, National Association relating to the Funding VI Depository Account, and (iii) the deposit account control agreement or charged account control deed in respect of the EUR Depository Account to be entered into in accordance with the terms and provisions of the Sixth Amendment, as such agreements may be amended, modified and/or restated from time to time, and/or any replacement agreement to such agreements.

“Foreign Mortgage” shall mean, with respect to a Foreign Purchased Asset, the related mortgage, debenture or equivalent security deed or other instrument creating a first priority lien, first priority mortgage or a first priority security interest in an estate in fee simple in real property and the improvements thereon, or in a freehold or crown leasehold interest therein, securing a mortgage note or similar evidence of indebtedness and any other security deed or other instrument or securing indebtedness under a loan or facility agreement (and any related finance documentation), in each case securing indebtedness under applicable Requirements of Law in the relevant non-U.S. jurisdiction.

“Foreign Mortgage Loan” shall mean a Senior Mortgage Loan relating to an Underlying Mortgaged Property located outside of the United States of America or any territory thereof.

2

“Foreign Purchased Asset” shall mean (i) with respect to any Transaction, a Purchased Asset with respect to which the Underlying Mortgaged Property is located outside of the United States of America or any territory thereof and which is sold by the applicable Seller to Buyer in such Transaction and (ii) with respect to the Transactions for Foreign Purchased Assets in general, all Eligible Assets secured by Underlying Mortgage Property located outside of the United States of America or any territory thereof and which are sold by the applicable Seller to Buyer.

“Maximum Facility Amount” shall mean One Billion Three Hundred Million Dollars ($1,300,000,000.00).

“Maturity Date” shall mean September 17, 2022 or the immediately succeeding Business Day, if such day shall not be a Business Day (the “Initial Maturity Date”), as such date may be extended subject to, and in accordance with, Article 3(n) hereof. For the sake of clarity, the Maturity Date shall not be any date  beyond five (5) years from the effective date of the Sixth Amendment (the “Final Maturity Date”).

“Mortgage Note” shall mean (i) with respect to a U.S. Purchased Asset, a note or other evidence of indebtedness of a Mortgagor with respect to a Senior Mortgage Loan or Junior Mortgage Loan, and (ii) with respect to a Foreign Purchased Asset, any evidence of indebtedness of a Foreign Mortgage.

“Security Deed” shall mean, individually or collectively as the context may require, (i) with respect to Foreign Purchased Assets secured by Underlying Mortgaged Property located in the United Kingdom, the Security Deed executed and delivered concurrently with the execution and delivery of the Fifth Amendment, (ii) with respect to Foreign Purchased Assets secured by Underlying Mortgaged property located in Ireland, the Security Deed executed and delivered concurrently with the execution and delivery of the Sixth Amendment and (iii) with respect to Foreign Purchased Assets secured by Underlying Mortgaged Property located in an Additional Jurisdiction, the applicable security agreement or security deed entered into by Seller and Buyer from time to time, acceptable to Buyer, pursuant to which Seller assigns to Buyer all of its right, title and interest under and in relation to each Purchased Asset Document relating to such Foreign Purchased Assets in the related Additional Jurisdiction, as each may be amended, modified and/or restated from time to time.

“Spot Rate” shall mean, with respect to an Applicable Currency, as of any date of determination, the spot rate of such Applicable Currency with another Applicable Currency determined by Buyer at or about 11:00 a.m. New York Time such date of determination as obtained from the applicable screen on Bloomberg.

“Transfer Certificate” shall mean, with respect to each Purchased Asset, the form of transfer or substitution certificate or assignment (at Buyer’s option if an

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assignment is an available option in the applicable jurisdiction) used to effectuate a legal transfer or assignment of such Foreign Purchased Asset and as attached to the underlying facilities agreement, or the equivalent in the applicable jurisdiction and (if applicable) any accession or substitution certificate, if any, required for the Buyer to become a beneficiary of the security trust in respect of such Foreign Purchased Asset.

(b)  The following definitions are hereby added, in correct alphabetical order, to Article 2 of the Master Repurchase Agreement:

“Additional Jurisdiction” shall mean each jurisdiction that is a member state of the European Union relating to an Asset other than the United Kingdom or Ireland that is approved by Buyer in accordance with Article 30.

“Confirmation of Supplemental Provisions” shall mean a notice letter, executed by Buyer and acknowledged by Seller and Guarantor, substantially in the form set forth in Exhibit XIX, attached hereto and made a part hereof, which shall set forth additional schedules, exhibits, annexes and provisions relating to jurisdictional specific documents, covenants, representations and other requirements in connection with Eligible Assets subject to Additional Jurisdictions.

“EURIBOR” shall mean, with respect to each Pricing Rate Period, the rate determined by Buyer to be the per annum rate for deposits in Euros for a period equal to the applicable Pricing Rate Period that appears on the Thomson Reuters ICE EURIBOR # Rates – EURIBOR01 Page (or any successor thereto) as the Euro Interbank Offering Rate as of 11:00 a.m., London time, on the Pricing Rate Determination Date (rounded upwards, if necessary, to the nearest 1/1000 of 1%); (ii)  if such rate does not appear on said Thomson Reuters ICE EURIBOR # Rates - EURIBOR 01 Page, the arithmetic mean (rounded as aforesaid) of the offered quotations of rates obtained by Buyer from the Reference Banks for deposits in Euros for a period equal to the applicable Pricing Rate Period to prime banks in the Euro Interbank market as of approximately 11:00 a.m., London time, on the Pricing Rate Determination Date and in an amount that is representative for a single transaction in the relevant market at the relevant time; or (iii) if fewer than two (2) Reference Banks provide Buyer with such quotations, the rate per annum which Buyer determines to be the arithmetic mean (rounded as aforesaid) of the offered quotations of rates which major banks in New York, New York selected by Buyer are quoting at approximately 11:00 a.m., New York City time, on the Pricing Rate Determination Date for loans in Euros to leading European banks for a period equal to the applicable Pricing Rate Period in amounts of not less than U.S. $1,000,000.00; provided that, in each of clauses (i), (ii) and (iii) above, if such rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement. Buyer’s determination of LIBOR shall be binding and conclusive on Sellers absent manifest error. LIBOR may or may not be the  lowest rate based upon the market for Euro deposits, as applicable, in the Euro Interbank Eurodollar Market at which Buyer prices loans on the date which EURIBOR is determined by Buyer as set forth above; provided, that any such

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determination by Buyer shall be made in the same manner as determinations made by Buyer for all similarly-situated counterparties in similar repurchase facilities.

“EUR Depository Account” shall have the meaning specified in Article 5(a).

“Euros” shall mean the lawful currency of the member states of the European Union that have adopted and retain the single currency in accordance with the treaty establishing the European Community, as amended from time to time, provided that if any member state or states ceases to have such single currency as its lawful currency (such member state(s) being the “Existing State(s)”), Euro shall, for the avoidance of doubt, mean for all purposes of this Agreement the single currency adopted and retained as the lawful currency of the remaining member states and shall not include any successor currency introduced by the Existing State(s).

“Foreign Purchased Asset (EUR)” shall mean a Foreign Purchased Asset for which the Currency is Euros.

“Foreign Purchased Asset (GBP)” shall mean a Foreign Purchased Asset for which the Currency is Pounds Sterling.

“GBP Depository Account” shall have the meaning specified in Article 5(a).

“Index Rate” shall mean LIBOR or EURIBOR, as applicable.

“Margin Deficit Satisfaction Amount” shall have the meaning set forth in the Fee Letter, which is incorporated herein by reference.

“Second Term Reset Structuring Fee” shall have the meaning set forth in the Fee Letter, which is incorporated herein by reference.

“Sixth Amendment” shall mean that certain Sixth Amendment to Uncommitted Master Repurchase Agreement, dated as of September 17, 2019, by and among, Seller, Guarantor and Buyer.

(c)  The definition of “Eligible Assets” is hereby amended by deleting the phrase “or the United Kingdom” contained in the thirteenth (13th) line of the introductory paragraph thereof and replacing the same with the following:

“the United Kingdom, Ireland or any other Additional Jurisdiction, in the sole discretion of Buyer, approved in accordance with Article 30 of this Agreement”

(d)  The definition of “Pricing Rate” contained in Article 2 of the Master Repurchase Agreement is hereby amended by deleting the phrase “LIBOR” contained in clause (i) thereof and replacing the same with “the Index Rate”.

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(e)  The definition of “Purchase Price” contained in Article 2 of the Master Repurchase Agreement is hereby amended by amending and restating the second (2nd) paragraph thereof in its entirety as follows:

Solely for purposes of calculations related to the Maximum Facility Amount, any Transaction denominated in Pound Sterling and/or Euro shall be converted to the U.S. Dollar equivalent by utilizing the Spot Rate quoted by Buyer on the related Purchase Date (which shall be set forth in the applicable Confirmation).

(f)  The flush paragraph contained at the end of Article 2 of the Master Repurchase Agreement immediately after the defined terms is hereby amended by inserting the following immediately after the fourth (4th) sentence thereof:

References to “equivalent” of an amount means the equivalent in any Applicable Currency other than U.S. Dollars of any amount denominated in U.S. Dollars converted at the Spot Rate for the purchase of U.S. Dollars with such Applicable Currency.

(g)  Article 3(h) of the Master Repurchase Agreement is hereby amended by deleting the phrase “LIBOR” and replacing the same with “the Index Rate”.

(h)  Article 3(n)(i) of the Master Repurchase Agreement is hereby amended by deleting the phrase “May 1, 2023” contained in the seventeenth (17th) line thereof and replacing the same with “September 17, 2024”.

(i)  Article 4(a) of the Master Repurchase Agreement is hereby amended and restated as follows:

(a)    If at any time on any date the Buyer’s Margin Amount for any Purchased Asset is less than the Repurchase Price for such Purchased Asset (a “Margin Deficit”), then, to the extent such Margin Deficit equals or exceeds the Minimum Transfer Amount for such Purchased Asset, Buyer may, by notice to Sellers in  the form of Exhibit X, which notice shall also include a calculation of available Margin Excess (a “Margin Deficit Notice”), require Sellers to, within the time limits set forth in Article 4(d) below, at Sellers’ option no later than the Margin Deficit Payment Date, (i) repurchase the Purchased Asset giving rise to such Margin Deficit at its respective Repurchase Price, (ii) make a payment in reduction of the Purchase Price of such Purchased Asset, or in lieu of a payment in reduction such Purchase Price, deliver Eligible Assets and/or Cash Equivalents, subject to Buyer’s determination of the market value of such Eligible Assets and/or Cash Equivalents and (x) with respect to Eligible Assets, Buyer’s sole and absolute satisfaction with such Eligible Assets as additional posted collateral,  and (y) with respect to Cash Equivalents, Buyer’s reasonable satisfaction with such Cash Equivalents as additional posted collateral, (iii) subject to the provisions of Article 4(c) below, apply available Margin Excess, or (iv) choose any combination of the foregoing, such that, after giving effect to such transfers, repurchases, payments and/or applications of Margin Excess, Buyer shall have

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received an amount equal to the Margin Deficit Satisfaction Amount for each Purchased Asset, considered individually. In connection with the delivery of Eligible Assets and/or Cash Equivalents in accordance with clause (ii) above, Sellers shall deliver to Buyer any additional documents (including, without limitation, to the extent not covered by any previously delivered legal opinions, one or more opinions of counsel reasonably satisfactory to Buyer as to safe harbor treatment and enforceability of security interests in connection with such Eligible Assets and/or Cash Equivalents) and take any actions reasonably necessary in Buyer’s discretion for Buyer to have a first priority, perfected security interest in such Eligible Assets and/or Cash Equivalents. Buyer and the applicable Seller shall amend the related Confirmation relating to any Purchased Asset with respect to which the related Purchase Price has been reduced pursuant to this Article 4(a), as well as that of any related Purchased Asset where the Purchase Price has been increased due to Margin Excess pursuant to Article 4(c), and, if applicable, shall amend the related Confirmation to reflect the corresponding revised Advance Rate of any Purchased Asset with respect to which the applicable Seller has made payments in reduction of the related Purchase Price to satisfy the Margin Deficit Extension Threshold.

(j) Article 5(a) of the Master Repurchase Agreement is hereby amended by deleting the first sentence thereof and replacing the same with the following:

(a)  (i) Concurrently with the execution and delivery of this Agreement, Sellers shall establish a segregated deposit account (the “Sub-14 Depository Account”) for U.S. Purchased Assets in the name of Sub-14 Seller for the benefit of Buyer at Wells Fargo Bank, National Association, as Depository, (ii) on or prior to the date of the Second Amendment Date, a segregated deposit account (the “Funding VI Depository Account”) in the name of Funding VI Seller for the benefit of Buyer at U.S. Bank, National Association, as Depository, and (iii) following the Fifth Amendment Date and in accordance with the terms and provisions of the Fifth Amendment, a segregated deposit account (the “GBP Depository Account”) for Foreign Purchased Assets (GBP) and (iv) following the Sixth Amendment Date and in accordance with the terms and provisions of the Sixth Amendment, a segregated account (the “EUR Depository Account”; together with the Sub-14 Depository Account, the Funding VI Depository Account and the GBP Depository Account, collectively, the “Depository Accounts”) for Foreign Purchased Assets (EUR) at the applicable Depository in the name of Seller for the benefit of Buyer.

(k) Article 6(b) of the Master Repurchase Agreement is hereby amended by deleting the fourth (4th) and fifth (5th) sentences thereof and replacing the same with the following:

Buyer shall have all of the rights and may exercise all of the remedies of a secured creditor under the UCC, the other laws of the State of New York and any other applicable law (including the equivalent under applicable Requirements of Law in the relevant non-U.S. jurisdiction (with respect to Foreign Purchased Assets). In

7

furtherance of the foregoing, (a) Buyer, at Sellers’ sole cost and expense, as applicable, shall cause to be filed in such locations as may be necessary to perfect and maintain perfection and priority of the security interest granted hereby, UCC financing statements and continuation statements, and shall forward copies of such Filings to Sellers upon the filing thereof, (b) with respect to any Foreign Purchased Assets, Buyer, at Seller’s sole cost and expense, shall make any and all necessary and customary filings, notices or other required actions (if any) in the applicable non-U.S. jurisdiction to maintain the perfection and priority of the outright transfer and the security interest granted hereby and in any other Transaction Document (collectively, the items in (a) and (b), the “Filings”) and (c) Sellers shall from time to time take such further actions as may be reasonably requested by Buyer to maintain and continue the perfection and priority of the security interest granted hereby (including marking its records and files to evidence the interests granted to Buyer hereunder).

(l)  Article 9(x)(L) of the Master Repurchase Agreement is hereby amended and restated in its entirety as follows:

(L)  Upon execution and delivery of each Security Deed, Buyer shall have a   valid charge over, and security interest in, any deposit, escrow or reserve accounts maintained pursuant to the Purchased Asset Documents for any Foreign Purchased Asset secured by Underlying Mortgaged Properties located in the relevant non-U.S. jurisdiction named therein and all amounts at any time on deposit therein.

(m)  The following is hereby added as Article 30 to the Master Repurchase Agreement in correct numerical order:

ARTICLE 30.

ADDITIONAL JURISDICTIONS

(a)          At Seller’s request, Buyer may agree, in its sole discretion, to approve Additional Jurisdictions relating to Eligible Assets in order to enter into Transactions secured by Underlying Mortgaged Properties located in such Additional Jurisdictions. Seller shall provide Buyer with written notice of its request pursuant to this Article 30 and shall identify the requested Additional Jurisdiction(s). Upon the completion of satisfactory diligence, credit approval and consultation with legal counsel (including, without limitation, outside counsel in the relevant Additional Jurisdiction(s)) determined by Buyer in its sole discretion, Buyer shall notify Seller of its approval or non-approval of such requested Additional Jurisdiction(s).  In the event that  Buyer determines that such requested Additional Jurisdiction shall be an approved Additional Jurisdiction hereunder, the approval shall be effectuated upon the fulfillment of the following conditions:

(i)       A Confirmation of Supplemental Provisions shall be delivered, fully executed by the relevant parties thereto, together with such other documents or Transaction Documents as may be reasonably requested by Buyer;

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(ii)      No Material Adverse Effect, Margin Deficit, Default or Event of Default shall have occurred and be continuing, or would result from the addition of such Additional Jurisdiction;

(iii)     The representations and warranties contained in Article 9 shall be true and correct in all material respects, as of the date of the related Confirmation of Supplemental Provisions;

(iv)     Buyer shall have received a legal opinion, dated as of the date of the related Confirmation of Supplemental Provisions described above, addressed to Buyer and its successors and/or assigns, relating to security interests under the laws of such Additional Jurisdiction in form and substance reasonably acceptable to Buyer; and

(v)      Such entity shall provide Buyer with such other documentation or information as Buyer may request with respect to such Additional Jurisdiction, and shall pay all reasonable out-of-pocket costs and expenses actually incurred by Buyer under this Article 30.

(n)      Exhibit I of the Master Repurchase Agreement is hereby deleted in its entirety and replaced with the attached Schedule A.

(o)      Exhibit V of the Master Repurchase Agreement is hereby amended by inserting the attached Schedule B containing the Form of Power of Attorney (Irish Law) immediately after the Form of Attorney (English Law) contained thereof.

(p)     Exhibit VI of the Master Repurchase Agreement is hereby amended by amending and restating the title of the section called “Representations and Warranties Regarding Each Individual Purchased Asset that is a Senior Mortgage Loan Secured by Property in the United Kingdom” as “Representations and Warranties Regarding Each Individual Purchased Asset that is a Senior Mortgage Loan Secured by Property in the United Kingdom or the Republic of Ireland”.

(q)    The Master Repurchase Agreement is hereby amended by inserting the attached Schedule C as new Exhibit XIX thereto.

2.          Second Term Reset Structuring Fee. As consideration for Buyer’s agreement to enter into this Amendment, Buyer shall have received payment from Sellers of the Second Term Reset Structuring Fee on the date hereof.

3.          Post-Closing Obligations. Within forty-five (45) days after the date hereof, Seller shall, deliver, or cause to be delivered, to Buyer: (a) the Depository Agreement (or an amendment to the existing Depository Agreement) with respect to the EUR Depository Account in form and substance reasonably acceptable to Buyer and with a Depository acceptable to Buyer, (b) opinions of outside counsel reasonably acceptable to Buyer as to such matters relating to the Depository Agreement regarding the EUR Depository Account as Buyer may reasonably request and (c) a re-direction letter to the Servicer in respect of any Foreign Purchased Asset in form and substance acceptable to Buyer.

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4.          Effectiveness. The effectiveness of this Amendment is subject to receipt by Buyer of the following:

(a)    Amendment. This Amendment, duly executed and delivered by Sellers, Guarantor and Buyer.

(b)    Amendment to Fee Letter. The Third Amendment to Fee Letter, dated as of the date hereof, by and between Buyer and Sellers.

(c)    Power of Attorney. The Power of Attorney (Irish Law), dated the date hereof, by Seller in favor of Buyer.

(d)    Security Deed. The Security Deed with respect to Irish Law, dated the date hereof, by Seller and Buyer.

(e)    Responsible Officer Certificate. A signed certificate from a Responsible Officer of Seller certifying: (i) that no amendments have been made to the organizational documents of Seller, Pledgor and Guarantor since April 25, 2016, unless otherwise stated therein; and (ii) the authority of Seller and Guarantor to execute and deliver this Amendment and the other Transaction Documents to be executed and delivered in connection with this Amendment.

(f)     Good Standing. Certificates of existence and good standing for the Seller, Pledgor and Guarantor.

(g)    Legal Opinion. Opinions of outside counsel to Seller and Guarantor reasonably acceptable to Buyer as to such matters as Buyer may reasonably request.

(h)    Buyer’s Costs. Payment by Sellers of the actual costs and expenses,  including, without limitation, the reasonable fees and expenses of counsel to Buyer, incurred by Buyer in connection with this Amendment and the transactions contemplated hereby.

5.          Representations and Warranties. All representations and warranties in the Master Repurchase Agreement are true, correct, complete and accurate in all respects as of the date hereof (except as may be set forth in any Requested Exceptions Report and except that if any such representation or warranty is expressly stated to have been made as of a specific date, then such representation or warranty shall be true and correct as of such specific date).

6.          Continuing Effect; Reaffirmation of Guarantee Agreement. As amended by this Amendment and the Third Amendment to the Fee Letter, all terms, covenants and provisions of the Master Repurchase Agreement and the Fee Letter are ratified and confirmed and shall remain in full force and effect. In addition, all terms, covenants and provisions of the Guarantee Agreement are hereby ratified and confirmed and shall not be released, diminished, impaired, reduced or adversely affected by this Amendment, and each party indemnifying Buyer, and Guarantor hereby consents, acknowledges and agrees to the modifications set forth in this Amendment. By its execution hereof, Guarantor hereby reaffirms its obligations under the Guarantee Agreement.

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7.          Binding Effect; No Partnership; Counterparts. The provisions of the Master Repurchase Agreement as amended hereby, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between any of the parties hereto. For the purpose of facilitating the execution of this Amendment as herein provided, this Amendment may be executed simultaneously in any number of counterparts, each of which shall be deemed to be an original, and such counterparts when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment in Portable Document Format (PDF) by email or facsimile transmission shall be effective as delivery of a manually executed counterpart thereof.

8.          Further Agreements. Seller agrees to execute and deliver such additional documents, instruments or agreements as may be reasonably requested by Buyer and as may be necessary or appropriate from time to time to effectuate the purposes of this Amendment.

9.          Governing Law. The provisions of Article 18 of the Master Repurchase Agreement are incorporated herein by reference.

10.        Headings. The headings of the sections and subsections of this Amendment are for convenience of reference only and shall not be considered a part hereof nor shall they be deemed to limit or otherwise affect any of the terms or provisions hereof.

11.        References to Transaction Documents. All references to the Master Repurchase Agreement or the Fee Letter in any Transaction Document, or in any other document executed or delivered in connection therewith shall, from and after the execution and delivery of this Amendment, be deemed a reference to the Master Repurchase Agreement or the Fee Letter, as amended hereby and by the Third Amendment to Fee Letter, as applicable, unless the context expressly requires otherwise.

[NO FURTHER TEXT ON THIS PAGE]

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the day first written above.

BUYER:

JPMORGAN CHASE BANK, NATIONAL
ASSOCIATION, a national banking association

By:	/s/ Anthony Shaskus
Name:	Anthony Shaskus
Title:	Vice President

Signature Page to Sixth Amendment to Uncommitted Master Repurchase Agreement

SELLER:

STARWOOD PROPERTY MORTGAGE SUB-
14, L.L.C., a Delaware limited liability company

By:	/s/ Andrew J. Sossen
Name:	Andrew J. Sossen
Title:	Authorized Signatory

STARWOOD PROPERTY MORTGAGE SUB-
14-A, L.L.C., a Delaware limited liability company

By:	/s/ Andrew J. Sossen
Name:	Andrew J. Sossen
Title:	Authorized Signatory

STARWOOD MORTGAGE FUNDING VI LLC,
a Delaware limited liability company

By:	/s/ Andrew J. Sossen
Name:	Andrew J. Sossen
Title:	Authorized Signatory

SPT CA FUNDINGS 2, LLC, a Delaware limited
liability company

By:	/s/ Andrew J. Sossen
Name:	Andrew J. Sossen
Title:	Authorized Signatory

Signature Page to Sixth Amendment to Uncommitted Master Repurchase Agreement

AGREED AND ACKNOWLEDGED:

GUARANTOR:

STARWOOD PROPERTY TRUST, INC., a
Maryland corporation

By:	/s/ Andrew J. Sossen
Name:	Andrew J. Sossen
Title:	Authorized Signatory

Signature Page to Sixth Amendment to Uncommitted Master Repurchase Agreement

SCHEDULE A

(Attached)

AMENDED AND RESTATED FORM OF CONFIRMATION STATEMENT

EXHIBIT I

CONFIRMATION STATEMENT

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION

Ladies and Gentlemen:

Seller is pleased to deliver our written CONFIRMATION of our agreement to enter into the Transaction pursuant to which JPMorgan Chase Bank, National Association shall purchase from us the Purchased Assets identified on the attached Schedule 1 pursuant to the Uncommitted Master Repurchase Agreement, dated as of December 10, 2015 (as amended, modified and/or restated, the “Agreement”), between JPMORGAN CHASE BANK, NATIONAL ASSOCIATION (“Buyer”) and STARWOOD PROPERTY MORTGAGE SUB-14, L.L.C. [(“Seller”)], STARWOOD PROPERTY MORTGAGE SUB-14-A, L.L.C. [(“Seller”)] and STARWOOD   MORTGAGE   FUNDING  VI  LLC [(“Seller”)] on the following terms. Capitalized terms used herein without definition have the meanings given in the Agreement.

Purchase Date:	[ ] [ ], 201[ ]
Purchased Assets:	[Name]: As identified on attached Schedule 1
Aggregate Principal Amount of
Purchased Assets:	$[ ]
Repurchase Date:
Purchase Price:	$[ ]
Maximum Purchase Price:	$[ ]
Market Value[2]:	$[ ]
Applicable Currency:	[U.S. Dollar / Pound Sterling / Euro]
Pricing Rate:	LIBOR/EURIBOR plus %
Requested Advance Rate:
Maximum Advance Rate:
Existing Mezzanine Debt:	[Yes/No]
Total Future Funding
Obligations of Seller:	$[ ]

2 As of the Purchase Date only.

Future Funding Amount:	$[ ] [the funding of which by Buyer shall be subject to the
terms and conditions of Article 3(c) of the Agreement.]
Starwood Pari Passu
Participation Interest:
Companion Interest Aggregate
Principal Balance:	[Yes/No]
Starwood Pari Passu Mortgage
Loan Principal Balance:	$[ ]
SPP Mortgage Loan Maximum
Purchase Price:	$[ ]
Governing Agreements:	$[ ]
As identified on attached Schedule 1
Type of Funding:	[Table/Non-table]
Wiring Instructions:
Primary Servicer:
Name and address for	Buyer:	JPMorgan Chase Bank, National Association
communications:		383 Madison Avenue
New York, New York 10179
		Attention:	Ms. Nancy S. Alto
		Telephone:	(212) 834-3038
		Telecopy:	(917) 546-2564

	With a	JPMorgan Chase Bank, National Association
	copy to:	383 Madison Avenue
New York, New York 10179
		Attention:	Mr. Thomas Nicholas Cassino
		Telephone:	(212) 834-5158
		Telecopy:	(212) 834-6029

	Seller:	[STARWOOD PROPERTY MORTGAGE SUB-14, L.L.C.]
[STARWOOD PROPERTY MORTGAGE SUB- 14-A, L.L.C.]
[STARWOOD MORTGAGE FUNDING VI LLC]
c/o Starwood Property Trust, Inc.
591 West Putnam Avenue
Greenwich, Connecticut 06830
		Attention:	General Counsel
		Telephone:	(203) 422-8191
		Telecopy:	(203) 422-8192

With	Sidley Austin LLP
copies	787 Seventh Avenue
to:	New York, New York 10019
	Attention:	Robert L. Boyd
	Telephone:	(212) 839-7352
	Telecopy:	(212) 839-5599

[STARWOOD PROPERTY MORTGAGE SUB-14, L.L.C.]
[STARWOOD PROPERTY MORTGAGE SUB-14-A, L.L.C.]
[STARWOOD MORTGAGE FUNDING VI LLC]

By:
Name:
Title:

AGREED AND ACKNOWLEDGED:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

1.         Schedule 1 to Confirmation Statement

Purchased Assets:

Aggregate Principal Amount:

SCHEDULE B

(Attached)

SCHEDULE C

(Attached)

EXHIBIT XIX

FORM OF CONFIRMATION OF SUPPLEMENTAL PROVISIONS

JPMorgan Chase Bank, National Association

383 Madison Avenue

New York, New York 10179

                     , 20[     ]

Starwood Property Mortgage Sub-14, L.L.C.

c/o Starwood Property Trust, Inc.

591 West Putnam Avenue

Greenwich, Connecticut 06830

Starwood Property Mortgage Sub-14-A, L.L.C.

c/o Starwood Property Trust, Inc.

591 West Putnam Avenue

Greenwich, Connecticut 06830

Starwood Mortgage Funding VI LLC

c/o Starwood Mortgage Capital

1601 Washington Avenue, Suite 800

Miami Beach, Florida 33139

Re:      Uncommitted Master Repurchase  Agreement,  dated  as  of  December 10, 2015, between Starwood Property Mortgage Sub-14, L.L.C., a Delaware limited liability company, and Starwood Property Mortgage Sub-14-A, L.L.C., a Delaware limited liability company (each an “Original Seller” and, collectively, “Original Sellers”), and JPMorgan Chase Bank, National Association, a national banking association (“Buyer”), as amended pursuant to that certain First Amendment to Uncommitted Master Repurchase Agreement, dated as of March 31, 2016, by and between Buyer and Original Sellers, as further amended pursuant to that certain Second Amendment to Uncommitted Master Repurchase Agreement, dated as of April 25, 2016, by and between Buyer, Original Sellers and Starwood Mortgage Funding VI LLC, a Delaware limited liability company (“Funding VI Seller”), as further amended pursuant to that certain Third Amendment to Uncommitted Master Repurchase Agreement and Amendment of Fee Letter, dated as of April 20, 2018, by and between Buyer, Original Sellers, Funding VI Seller and SPT CA Fundings 2, LLC, a Delaware limited liability company (“SPT CA Seller”; together with Original Sellers and Funding VI Seller, each, a “Seller” and, collectively, “Sellers”), as further amended pursuant to that certain Fourth Amendment to Uncommitted Master Repurchase Agreement, dated as of May 1, 2018, by and between Sellers and Buyer, and as further amended by that certain Fifth Amendment to Uncommitted Master Repurchase Agreement, dated as of January 10, 2019, by and between Sellers and Buyer (as so amended and as the same may be further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Repurchase Agreement”).

Ladies and Gentlemen,

Pursuant to Article 30 of the Master Repurchase and Securities Contract Agreement, Buyer hereby notifies Seller of the approval of [INSERT RELEVANT ADDITIONAL JURISDICTION] as an Additional Jurisdiction for Transactions entered into following the date hereof. As a condition precedent to entering into any Transactions in such Additional Jurisdiction, the undersigned have agreed to supplement and amend the Master Repurchase and Securities Contract Agreement.

In connection with the foregoing, the Buyer and each Seller hereby acknowledge and agree to the following3:

1. Exhibit IV to the Master Repurchase and Securities Contract Agreement is hereby supplemented by the Form of Power of Attorney ([INSERT APPLICABLE JURISDICTION] Law) attached hereto as Exhibit A.

2. Exhibit V to the Master Repurchase and Securities Contract Agreement is hereby supplemented by the Representations and Warranties set forth on Exhibit B, attached hereto.

3. Exhibit XV to the Master Repurchase and Securities Contract Agreement is hereby supplemented by the Form of [Undertaking Letter]4  attached hereto as Exhibit C.

4. Exhibit XIV to the Master Repurchase and Securities Contract Agreement is hereby supplemented by the Form of [Security Deed]5  ([INSERT APPLICABLE JURISDICTION] Law) attached hereto as Exhibit D.

5. Exhibit XIII to the Master Repurchase and Securities Contract Agreement is hereby supplemented by the Form of [Bailee Letter]6  attached hereto as Exhibit E.

3 To be tailored to the applicable Additional Jurisdiction’s requirements.

4 Or the equivalent in the applicable jurisdiction, if any.

5 Or the equivalent in the applicable jurisdiction, if any.

6 Or the equivalent in the applicable jurisdiction, if any.

6. [INSERT RELEVANT SELLER] and Buyer shall cooperate in [executing/acknowledging/delivering/completion of any necessary procedural formalities] the form of certificate attached hereto as Exhibit F as required under [INSERT REFERENCE TO APPLICABLE TAX LAW IN THE ADDITIONAL JURISDICTION] to ensure that Income in respect of each Purchased Asset in such Additional Jurisdiction can be paid without deduction or withholding at source for or on account of Taxes.

7. The supplemental provisions and Exhibits set forth herein shall become effective as of the date hereof without any further action required.

8. This letter agreement shall governed by and construed in accordance with the laws of the State of New York pursuant to Section 5-1401 of the New York General Obligations Law without giving effect to the conflict of law principles thereof.

9. This letter agreement is, and shall be, one of the Transaction Documents as referred to and defined in the a Master Repurchase and Securities Contract Agreement, and it may be executed in any number of counterparts, each of which shall be an original, and such counterparts shall together constitute but one and the same instrument.

Please evidence your agreement to the terms of this letter agreement by signing a counterpart of this letter agreement and returning it to the undersigned.

JPMORGAN CHASE BANK, NATIONAL
ASSOCIATION, a national banking association

By:
Name:
Title:

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

Agreed to and accepted:

STARWOOD PROPERTY MORTGAGE SUB-14,
L.L.C., a Delaware limited liability company

By:
Name:
Title:

STARWOOD PROPERTY MORTGAGE SUB-14-A,
L.L.C., a Delaware limited liability company

By:
Name:
Title:

STARWOOD MORTGAGE FUNDING VI LLC, a
Delaware limited liability company

By:
Name:
Title:

Acknowledged and Agreed:

SPT CA FUNDINGS 2, LLC, a Delaware limited
liability company

By:
Name:
Title:

Exhibit A

Exhibit B

Exhibit C

Exhibit D

Exhibit E

Exhibit F

SEVENTH AMENDMENT TO UNCOMMITTED MASTER REPURCHASE AGREEMENT

Execution Version

SEVENTH AMENDMENT TO UNCOMMITTED MASTER REPURCHASE AGREEMENT

THIS    SEVENTH    AMENDMENT    TO    UNCOMMITTED    MASTER    REPURCHASE AGREEMENT (this “Amendment”), dated as of December 6, 2019, by and between JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a national banking association organized under the laws of the United States (“Buyer”) and STARWOOD PROPERTY MORTGAGE SUB-14, L.L.C. and STARWOOD PROPERTY MORTGAGE SUB-14-A, L.L.C., each a Delaware limited liability company (collectively, “Original Seller”) and STARWOOD MORTGAGE FUNDING VI LLC, a Delaware limited liability company (“Funding VI Seller”), and SPT CA FUNDINGS 2, LLC, a Delaware limited liability company (“SPT CA Seller”; together with Original Seller and Funding VI Seller, individually and/or collectively as the context may require, “Seller”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Master Repurchase Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, Original Seller and Buyer have entered into that certain Uncommitted Master Repurchase Agreement, dated as of December 10, 2015, as amended by that certain First Amendment to Uncommitted Master Repurchase Agreement, dated as of March 31, 2016, and that certain Second Amendment to Uncommitted Master Repurchase Agreement, dated as of April 25, 2016, and that certain Third Amendment to Uncommitted Master Repurchase Agreement and Amendment of Fee Letter, dated as of April 20, 2018, and that certain Fourth Amendment to Uncommitted Master Repurchase Agreement, dated as of May 1, 2018, and that certain Fifth Amendment to Uncommitted Master Repurchase Agreement, dated as of January 10, 2019, and that certain Sixth Amendment to Uncommitted Master Repurchase Agreement, dated as of September 17, 2019 (the “Master Repurchase Agreement”); and

WHEREAS, Seller and Buyer wish to modify certain terms and provisions of the Master Repurchase Agreement.

NOW, THEREFORE, the parties hereto agree as follows:

1.   Amendments to Master Repurchase Agreement. The Master Repurchase Agreement is hereby amended as follows:

(a)   The following definitions in Article 2 of the Master Repurchase Agreement are hereby deleted in their entirety and replaced with the following:

“Depository Account” shall mean, individually or collectively, as the context may require, any segregated interest bearing account, in the name of Buyer, established on the books and records of the Depository pursuant to a Depository Agreement.

“Depository Agreement” shall mean, individually or collectively, as the context may require, (i) that certain Second Amended and Restated Deposit Account Control Agreement (Repo Collection Account), dated as of December 6, 2019 among Buyer, Original Seller and Wells Fargo Bank, National Association, relating to the Sub- 14 Depository Account, the EUR Depository Account and the GBP Depository Account, and (ii) that certain Deposit Account Control Agreement (Repo Collection Account), dated as of April 25, 2016, among Buyer, Funding VI Seller and U.S. Bank, National Association relating to the Funding VI Depository Account, as such agreements may be amended, modified and/or restated from time to time, and/or any replacement agreement to such agreements.

“Maximum Facility Amount” shall mean One Billion Six Hundred Million and No/100 Dollars ($1,600,000,000.00).

2.    Upsize Fee. As consideration for Buyer’s agreement to enter into this Amendment, Buyer shall have received payment from Sellers of the Seventh Amendment Upsize Fee on the date hereof.

3.    Effectiveness. The effectiveness of this Amendment is subject to receipt by Buyer of the following:

(a)    Amendment. This Amendment, duly executed and delivered by Sellers, Guarantor and Buyer.

(b)   Amendment to Fee Letter. The Fourth Amendment to Fee Letter, dated as of the date hereof, by and between Buyer and Sellers.

(c)    Responsible Officer Certificate. A signed certificate from a Responsible Officer of Seller certifying: (i) that no amendments have been made to the organizational documents of Seller, Pledgor and Guarantor, unless otherwise stated therein; and (ii) the authority of Seller and Guarantor to execute and deliver this Amendment and the other Transaction Documents to be executed and delivered in connection with this Amendment.

(d)   Good Standing. Certificates of existence and good standing for the Seller, Pledgor and Guarantor.

(e)    Legal Opinion. Opinions of outside counsel to Seller and Guarantor reasonably acceptable to Buyer as to such matters as Buyer may reasonably request.

(f)    Buyer’s Costs. Payment by Sellers of the actual costs and expenses, including, without limitation, the reasonable fees and expenses of counsel to Buyer, incurred by Buyer in connection with this Amendment and the transactions contemplated hereby.

4.    Representations and Warranties. All representations and warranties in the Master Repurchase Agreement are true, correct, complete and accurate in all respects as of the date hereof (except as may be set forth in any Requested Exceptions Report and except that if any such representation or warranty is expressly stated to have been made as of a specific date, then such representation or warranty shall be true and correct as of such specific date).

5.    Continuing Effect; Reaffirmation of Guarantee Agreement. As amended by this Amendment and the Fourth Amendment to the Fee Letter, all terms, covenants and provisions of the Master Repurchase Agreement and the Fee Letter are ratified and confirmed and shall remain

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in full force and effect. In addition, all terms, covenants and provisions of the Guarantee Agreement are hereby ratified and confirmed and shall not be released, diminished, impaired, reduced or adversely affected by this Amendment, and each party indemnifying Buyer, and Guarantor hereby consents, acknowledges and agrees to the modifications set forth in this Amendment. By its execution hereof, Guarantor hereby reaffirms its obligations under the Guarantee Agreement.

6.    Binding Effect; No Partnership; Counterparts. The provisions of the Master Repurchase Agreement as amended hereby, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between any of the parties hereto. For the purpose of facilitating the execution of this Amendment as herein provided, this Amendment may be executed simultaneously in any number of counterparts, each of which shall be deemed to be an original, and such counterparts when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment in Portable Document Format (PDF) by email or facsimile transmission shall be effective as delivery of a manually executed counterpart thereof.

7.    Further Agreements. Seller agrees to execute and deliver such additional documents, instruments or agreements as may be reasonably requested by Buyer and as may be necessary or appropriate from time to time to effectuate the purposes of this Amendment.

8.    Governing Law. The provisions of Article 18 of the Master Repurchase Agreement are incorporated herein by reference.

9.    Headings. The headings of the sections and subsections of this Amendment are for convenience of reference only and shall not be considered a part hereof nor shall they be deemed to limit or otherwise affect any of the terms or provisions hereof.

10.   References to Transaction Documents. All references to the Master Repurchase Agreement or the Fee Letter in any Transaction Document, or in any other document executed or delivered in connection therewith shall, from and after the execution and delivery of this Amendment, be deemed a reference to the Master Repurchase Agreement or the Fee Letter, as amended hereby and by the Fourth Amendment to Fee Letter, as applicable, unless the context expressly requires otherwise.

[NO FURTHER TEXT ON THIS PAGE]

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the day first written above.

BUYER:

JPMORGAN CHASE BANK, NATIONAL
ASSOCIATION, a national banking association

By:	/s/ Thomas N. Cassino
Name:	Thomas N. Cassino
Title:	Executive Director

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

Signature Page to Seventh Amendment to Uncommitted Master Repurchase Agreement

SELLER:

STARWOOD PROPERTY MORTGAGE SUB-14,
L.L.C., a Delaware limited liability company

By:	/s/ Andrew J. Sossen
Name:	Andrew J. Sossen
Title:	Authorized Signatory

STARWOOD PROPERTY MORTGAGE SUB-
14-A, L.L.C., a Delaware limited liability company

By:	/s/ Andrew J. Sossen
Name:	Andrew J. Sossen
Title:	Authorized Signatory

STARWOOD MORTGAGE FUNDING VI LLC,
a Delaware limited liability company

By:	/s/ Andrew J. Sossen
Name:	Andrew J. Sossen
Title:	Authorized Signatory

SPT CA FUNDINGS 2, LLC, a Delaware limited
liability company

By:	/s/ Andrew J. Sossen
Name:	Andrew J. Sossen
Title:	Authorized Signatory

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

Signature Page to Seventh Amendment to Uncommitted Master Repurchase Agreement

AGREED AND ACKNOWLEDGED:

GUARANTOR:

STARWOOD PROPERTY TRUST, INC., a
Maryland Corporation

By:	/s/ Andrew J. Sossen
Name:	Andrew J. Sossen
Title:	Authorized Signatory

Signature Page to Seventh Amendment to Uncommitted Master Repurchase Agreement

EIGHTH AMENDMENT TO UNCOMMITTED MASTER REPURCHASE AGREEMENT

Execution Version

EIGHTH AMENDMENT TO UNCOMMITTED MASTER REPURCHASE AGREEMENT

THIS EIGHTH AMENDMENT TO UNCOMMITTED MASTER REPURCHASE AGREEMENT (this “Amendment”), dated as of February 6, 2020, by and between JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a national banking association organized under the laws of the United States (“Buyer”) and STARWOOD PROPERTY MORTGAGE SUB-14, L.L.C. and STARWOOD PROPERTY MORTGAGE SUB-14-A, L.L.C., each a Delaware limited liability company (collectively, “Original Seller”) and STARWOOD MORTGAGE FUNDING VI LLC, a Delaware limited liability company (“Funding VI Seller”), and SPT CA FUNDINGS 2, LLC, a Delaware limited liability company (“SPT CA Seller”; together with Original Seller and Funding VI Seller, individually and/or collectively as the context may require, “Seller”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Master Repurchase Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, Original Seller and Buyer have entered into that certain Uncommitted Master Repurchase Agreement, dated as of December 10, 2015, as amended by that certain First Amendment to Uncommitted Master Repurchase Agreement, dated as of March 31, 2016, and that certain Second Amendment to Uncommitted Master Repurchase Agreement, dated as of April 25, 2016, and that certain Third Amendment to Uncommitted Master Repurchase Agreement and Amendment of Fee Letter, dated as of April 20, 2018, and that certain Fourth Amendment to Uncommitted Master Repurchase Agreement, dated as of May 1, 2018, and that certain Fifth Amendment to Uncommitted Master Repurchase Agreement, dated as of January 10, 2019, and that certain Sixth Amendment to Uncommitted Master Repurchase Agreement, dated as of September 17, 2019, and that certain Seventh Amendment to Uncommitted Master Repurchase Agreement, dated as of December 6, 2019 (the “Master Repurchase Agreement”); and

WHEREAS, Seller and Buyer wish to modify certain terms and provisions of the Master Repurchase Agreement.

NOW, THEREFORE, the parties hereto agree as follows:

1.   Amendments to Master Repurchase Agreement. The Master Repurchase Agreement is hereby amended as follows:

(a)  The following definitions in Article 2 of the Master Repurchase Agreement are hereby deleted in their entirety and replaced with the following:

“Maximum Facility Amount” shall mean One Billion Eight Hundred Million and No/100 Dollars ($1,800,000,000.00).

2.   Upsize Fee. As consideration for Buyer’s agreement to enter into this Amendment, Buyer shall have received payment from Sellers of the Eighth Amendment Upsize Fee on the date hereof.

3.   Effectiveness. The effectiveness of this Amendment is subject to receipt by Buyer of the following:

(a)  Amendment. This Amendment, duly executed and delivered by Sellers, Guarantor and Buyer.

(b)  Amendment to Fee Letter. The Fifth Amendment to Fee Letter, dated as of the date hereof, by and between Buyer and Sellers.

(c)  Responsible Officer Certificate. A signed certificate from a Responsible Officer of Seller certifying: (i) that no amendments have been made to the organizational documents of Seller, Pledgor and Guarantor, unless otherwise stated therein; and (ii) the authority of Seller and Guarantor to execute and deliver this Amendment and the other Transaction Documents to be executed and delivered in connection with this Amendment.

(d)  Good Standing. Certificates of existence and good standing for the Seller, Pledgor and Guarantor.

(e)  Legal Opinion. Opinions of outside counsel to Seller and Guarantor reasonably acceptable to Buyer as to such matters as Buyer may reasonably request.

(f)  Buyer’s Costs. Payment by Sellers of the actual costs and expenses, including, without limitation, the reasonable fees and expenses of counsel to Buyer, incurred by Buyer in connection with this Amendment and the transactions contemplated hereby.

4.   Representations and Warranties. All representations and warranties in the Master Repurchase Agreement are true, correct, complete and accurate in all respects as of the date hereof (except as may be set forth in any Requested Exceptions Report and except that if any such representation or warranty is expressly stated to have been made as of a specific date, then such representation or warranty shall be true and correct as of such specific date).

5.   Continuing Effect; Reaffirmation of Guarantee Agreement. As amended by this Amendment and the Fifth Amendment to the Fee Letter, all terms, covenants and provisions of the Master Repurchase Agreement and the Fee Letter are ratified and confirmed and shall remain in full force and effect. In addition, all terms, covenants and provisions of the Guarantee Agreement are hereby ratified and confirmed and shall not be released, diminished, impaired, reduced or adversely affected by this Amendment, and each party indemnifying Buyer, and Guarantor hereby consents, acknowledges and agrees to the modifications set forth in this Amendment. By its execution hereof, Guarantor hereby reaffirms its obligations under the Guarantee Agreement.

6.   Binding Effect; No Partnership; Counterparts. The provisions of the Master Repurchase Agreement as amended hereby, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between any of the parties hereto. For the purpose of facilitating the execution of this Amendment as herein provided, this Amendment may be executed simultaneously in any number of counterparts, each of which shall be deemed to be an original, and such counterparts when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment in Portable

2

Document Format (PDF) by email or facsimile transmission shall be effective as delivery of a manually executed counterpart thereof.

7.   Further Agreements. Seller agrees to execute and deliver such additional documents, instruments or agreements as may be reasonably requested by Buyer and as may be necessary or appropriate from time to time to effectuate the purposes of this Amendment.

8.   Governing Law. The provisions of Article 18 of the Master Repurchase Agreement are incorporated herein by reference.

9.   Headings. The headings of the sections and subsections of this Amendment are for convenience of reference only and shall not be considered a part hereof nor shall they be deemed to limit or otherwise affect any of the terms or provisions hereof.

10. References to Transaction Documents. All references to the Master Repurchase Agreement or the Fee Letter in any Transaction Document, or in any other document executed or delivered in connection therewith shall, from and after the execution and delivery of this Amendment, be deemed a reference to the Master Repurchase Agreement or the Fee Letter, as amended hereby and by the Fifth Amendment to Fee Letter, as applicable, unless the context expressly requires otherwise.

[NO FURTHER TEXT ON THIS PAGE]

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the day first written above.

BUYER:

JPMORGAN CHASE BANK, NATIONAL
ASSOCIATION, a national banking association

By:	/s/ Thomas N. Cassino
Name:	Thomas N. Cassino
Title:	Executive Director

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

Signature Page to Eighth Amendment to Uncommitted Master Repurchase Agreement

SELLER:

STARWOOD PROPERTY MORTGAGE SUB-
14, L.L.C., a Delaware limited liability company

By:	/s/ Andrew J. Sossen
Name:	Andrew J. Sossen
Title:	Authorized Signatory

STARWOOD PROPERTY MORTGAGE SUB-
14-A, L.L.C., a Delaware limited liability company

By:	/s/ Andrew J. Sossen
Name:	Andrew J. Sossen
Title:	Authorized Signatory

STARWOOD MORTGAGE FUNDING VI LLC,
a Delaware limited liability company

By:	/s/ Andrew J. Sossen
Name:	Andrew J. Sossen
Title:	Authorized Signatory

SPT CA FUNDINGS 2, LLC, a Delaware limited
liability company

By:	/s/ Andrew J. Sossen
Name:	Andrew J. Sossen
Title:	Authorized Signatory

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

Signature Page to Eighth Amendment to Uncommitted Master Repurchase Agreement

AGREED AND ACKNOWLEDGED:

GUARANTOR:

STARWOOD PROPERTY TRUST, INC., a
Maryland corporation

By:	/s/ Andrew J. Sossen
Name:	Andrew J. Sossen
Title:	Authorized Signatory

Signature Page to Eighth Amendment to Uncommitted Master Repurchase Agreement